1933 Act File No. 33-35827
                                                     1940 Act File No. 811-06139

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 52

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 84


                                 BBH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                        40 Water Street, Boston, MA 02109
                    (Address of Principal Executive Offices)

                                 (800) 625-5759
                         (Registrant's Telephone Number)

                                 John A. Nielsen
                        140 Broadway, New York, NY 10005
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                                    Copy to:
                         John E. Baumgardner, Jr., Esq.
                               Sullivan & Cromwell
                   125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to paragraph (b)
[   ]  on ________________pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(i)
[   ]  on ____________pursuant to paragraph (a)(i)
[   ]  75 days after filing pursuant to paragraph (a)(ii)
[   ]  on ____________ pursuant to paragraph (a)(ii).

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS

FEBRUARY 28, 2004

BBH BROAD MARKET FIXED INCOME FUND
CLASS N SHARES
CLASS I SHARES


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


INVESTMENT OBJECTIVE                                        3

PRINCIPAL INVESTMENT STRATEGIES                             3

PRINCIPAL RISK FACTORS                                      7

FUND PERFORMANCE                                           12

FEES AND EXPENSES OF THE FUND                              14

INVESTMENT ADVISER                                         16

SHAREHOLDER INFORMATION                                    17

FINANCIAL HIGHLIGHTS                                       24

ADDITIONAL INFORMATION                                     26

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances the Investment Adviser invests at least 80% of the assets of the Fund in a broad range of fixed income securities. The weighted average rating of the Fund's total fixed income holdings will be investment grade. An investment grade security is one rated investment grade at the time of purchase by either a nationally recognized statistical rating organization (NRSRO) such as Moody's Investors Service, Standard & Poor's, Fitch Ratings or Duff & Phelps Credit Rating Co. (or, if unrated, a security that would, in the opinion of the Investment Adviser, be considered investment grade if rated by an NRSRO). The dollar weighted average maturity of the Fund's holdings will range from two years to ten years.

The Investment Adviser invests the assets of the Fund in a broad range of fixed income securities, primarily U.S. dollar denominated. The Fund's assets may also be invested in non U.S. dollar denominated securities. The Investment Adviser may invest the assets of the Fund in securities issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, U.S. and foreign corporations, banks and brokers, asset backed securities, mortgage backed securities and repurchase agreements.

Mortgage backed securities are collateralized by pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Asset backed securities are collateralized by pools of obligations or assets. Most asset backed securities involve pools of consumer or commercial debts with maturities of less than ten years. However, almost any type of assets may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Asset backed securities may be structured as Floaters, Inverse Floaters, interest only and principal only obligations.

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction or effectively the interest rate paid by the dealer to the Fund. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser. The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Investment Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivatives investments to gain exposure to market movements related to such securities, or to reduce exposure to other risks, such as interest rate or currency risk. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. Derivative investments include future, swap and option contracts.

Common features of future contracts include: (1) standardized contract features,
(2) traded on organized exchanges and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The three main types are interest rate swaps and total-rate-of-return swaps and credit default swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of an index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR. Total-rate-of-return swaps allow the Fund, at a relatively low cost, to either increase or decrease exposure to any asset class, which can be defined by an index. Credit default swaps are agreements where the Fund pays a fixed periodic coupon for the specified life of the agreement. The other party makes no payments unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will then make a payment to the Fund, and the swap will terminate. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

The Investment Adviser seeks to deliver superior risk adjusted returns relative to the Lehman Brothers Aggregate Bond Index. The Investment Adviser's security selection is based upon proprietary credit research and a quantitative decision framework. The Investment Adviser also seeks to forecast excess returns for each market sector by identifying sectors with superior risk adjusted prospects (based on each sector's historic volatility characteristics). Sector positions are taken in proportion to the

Investment Adviser's conviction, expectations of return and risk, and the Fund's investment policies. The Investment Adviser's Bond Policy Group establishes risk parameters for the Fund and monitors the distribution of risk across sector, duration and currency categories.

The Investment Adviser may invest a portion of the assets of the Fund in fixed income securities rated below investment grade or, if unrated, determined by the Investment Adviser to be of comparable quality. These non investment grade securities are commonly referred to as high yield securities or junk bonds. The Investment Adviser may use certain derivative investment techniques, such as interest rate swaps or investing in other investment companies, in order to obtain participation in non-investment grade securities.

Because the Fund refers to fixed income investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income securities.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.


MARKET RISK:
This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:
Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities.

CREDIT RISK:
Credit risk refers to the likelihood that an issuer will default on interest or principal payments.

ISSUER RISK:
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK:
Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Fund are generally less liquid than many other investments including but not limited to securities issued by the U.S. government, commercial paper and those of higher rated investment grade corporate securities.

MATURITY RISK:
Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity.

Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a fund's investments will affect the volatility of a fund's share price.

MORTGAGE RISKS:
Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN INVESTMENT RISK: Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

LEVERAGING RISK:
The use of derivatives may create leveraging risk. The use of leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities.

NON INVESTMENT GRADE SECURITY RISK:
To the extent that the Fund invests directly or indirectly in non investment grade securities and unrated securities of similar credit quality (commonly known as "junk bonds"), it may be subject to greater levels of market, interest rate, credit, issuer and liquidity risk than a fund that does not invest in such securities. Non investment grade securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for non investment grade securities and reduce the Fund's ability to sell its non investment grade securities (See "Liquidity Risk").

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE INFORMATION

The following bar chart and tables give an indication of the risks involved with an investment in the Fund. The bar chart show changes in the performance of the Funds' Class N shares from year to year. The tables show how the average annual returns of the Fund's Class N and Class I shares for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]

              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

2001         7.77
2002         7.41
2003         7.30


HIGHEST AND LOWEST RETURN (QUARTERLY 2001-2003) N SHARES



                                                      RETURN     QUARTER ENDING
                                                      ------     --------------
HIGHEST                                                 3.77%           6/30/03
LOWEST                                                 (0.58)%         12/31/01

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2003)



                                                                       START OF PERFORMANCE
                                                         1 YEAR           (SINCE 7/20/00)**
                                                         ------        --------------------
CLASS N SHARES

Return Before Taxes                                        7.30%                       8.39%

Return After Taxes on Distributions*                       4.90%                       6.54%

Return After Taxes on Distributions
   and Sale of Fund Shares*                                4.85%                       6.06%

CLASS I SHARES

Return Before Taxes                                        7.45%                       8.58%

Return After Taxes on Distributions*                       5.00%                       7.81%

Return After Taxes on Distributions
   and Sale of Fund Shares*                                4.95%                       6.86%

Lehman Brothers Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)     4.11%                       8.51%



* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


** Historical total return information for any period prior to the Fund's commencement of operations (12/22/00 for N shares and 12/3/02 for I shares) will be that of the BBH Broad Market Fixed Income Portfolio adjusted to assure that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds the Fund's Class N and Class I shares.


SHAREHOLDER FEES
(Fees paid directly from an investor's account)


                                                                  CLASS N      CLASS I
                                                                  -------      -------
Maximum Sales Charge (Load) Imposed on Purchases                    None         None

Maximum Deferred Sales Charge (Load)                                None         None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None         None

Redemption Fee (as a percentage of total redemption proceeds)(1)    1.00%        1.00%

Exchange Fee                                                        None         None



ANNUAL FUND OPERATING EXPENSES(2)

(Expenses that are deducted from fund assets as a percentage of average net assets)


Other Expenses
   Administration Fee                                               0.10%        0.10%
   Expense Payment Agreement(3)                                     0.45%        0.30%
                                                                    ----         ----
Total Annual Fund Operating Expenses                                0.55%        0.40%
                                                                    ====         ====



(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.
(2) Expenses shown reflect the expense expected to be incurred the fiscal year ending October 31, 2004.
(3) The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 0.55% and 0.40%, respectively. Included within the expense payment agreement is a management fee of 0.20% and, for Class N only, a Shareholder Servicing/Eligible Institution fee of 0.15%.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                                        CLASS N        CLASS I
                                                       ----------     ----------
1 year                                                 $       56     $       41

3 years                                                $      176     $      128

5 years                                                $      307     $      224

10 years                                               $      689     $      505

INVESTMENT ADVISER


The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Directors of BBH Fund, Inc. (Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2003, it managed total assets of approximately $36 billion.

A team of individuals manages the Fund's securities on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Schoenfeld holds a B.A. from the University of California, Berkley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from

New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

For its fiscal year ended October 31, 2003, the Fund paid the Investment
Adviser a fee, computed daily and payable monthly, equal to 0.20% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).


SHAREHOLDER INFORMATION

NET ASSET VALUE
The Corporation normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange
(NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets of the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.


DESCRIPTION OF SHARE CLASSES
The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at NAV without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

PURCHASE OF SHARES
The Corporation offers shares of the Fund on a continuous basis at their NAV without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible

Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.


An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


INVESTMENT MINIMUMS*
Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                                        CLASS N        CLASS I
--------------------------------------------------------------------------------
INITIAL PURCHASES                                      $  100,000    $ 5,000,000

SUBSEQUENT PURCHASES                                   $   25,000    $    25,000

*Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES
The Corporation executes your redemption request at the next NAV calculated after the Corporation receives your redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Transfer Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


REDEMPTIONS BY THE CORPORATION
The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION
Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


REDEMPTION FEE
With respect to shares purchased after April 1, 2004, shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.


DIVIDENDS AND DISTRIBUTIONS
The Corporation declares and pays to shareholders substantially all of the Fund's net income monthly as a dividend, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The Fund's net income and realized net capital gains include that Fund's pro rata share of the Fund's net income and realized net capital gains.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand the Fund's Class N and Class I shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                          CLASS N SHARES
                                                          ---------------------------------------------------
                                                                  FOR THE YEARS           FOR THE PERIOD FROM
                                                                     ENDED                  DECEMBER 22, 2000
                                                                   OCTOBER 31,              (COMMENCEMENT OF
                                                          ----------------------------       OPERATIONS) TO
                                                             2003              2002         OCTOBER 31, 2001
                                                          ----------        ----------    -------------------
Net asset value, beginning of period                      $    10.25        $    10.43        $    10.00
Income from investment operations:
   Net investment income                                        0.59(1)           0.46              0.43
   Net realized and unrealized gain (loss)                      0.33             (0.19)             0.46
Less dividends and distributions:
   From net investment income                                  (0.60)            (0.45)            (0.39)
   Return of capital                                              --                --             (0.07)
                                                          ----------        ----------        ----------
Net asset value, end of period                            $    10.57        $    10.25        $    10.43
                                                          ==========        ==========        ==========
   Total Return                                                 9.33%             2.39%             9.01%

Ratios/SUpplemental data:
   Net assets, end of period (000's omitted)              $  114,592        $   94,453        $   56,972
   Expenses as a percentage of average net assets(2)            0.55%             0.55%             0.55%(3)
   Ratio of net investment income to average net assets         5.55%             4.30%             4.99%(3)
   Portfolio turnover rate                                       249%(4)           416%(5)           413%(5)


----------

(1)  Calculated using average shares outstanding for the year.



(2)  Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as
follows:                                                        0.62%             0.70%             0.74%(3)



(3)  Annualized.
(4) Portfolio turnover rate is a weighted average of the Fund's portfolio turnover and that of the Portfolio in which the Fund invested through December 3, 2002.
(5) Portfolio turnover rate is that of the Portfolio in which the Fund invested.

                                                                      CLASS I SHARES
                                                                   FOR THE PERIOD FROM
                                                                     DECEMBER 3, 2002
                                                                    (COMMENCEMENT OF
                                                                     OPERATIONS) TO
                                                                    OCTOBER 31, 2003
                                                                   -------------------
Net asset value, beginning of period                               $             10.22
Income from investment operations:
   Net investment income                                                          0.53(1)
   Net realized and unrealized gain                                               0.34
Less dividends and distributions:
   From net investment income                                                    (0.52)
                                                                   -------------------
Net asset value, end of period                                     $             10.57
                                                                   ===================
   Total return                                                                   9.48%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted)                       $            86,973
   Expenses as a percentage of average net assets(2)                              0.40%(3)
   Ratio of net investment income to average net assets                           5.42%(3)
   Portfolio turnover rate                                                         249%(3),(4)



(1)  Calculated using average shares outstanding for the year.


----------

(2)  Had the expense payment agreement not been in place, the ratio of expenses
to average net assets would have been as follows:                                 0.46%(3)



(3)  Annualized.
(4) Portfolio turnover rate is a weighted average of the Fund's portfolio turnover and that of the Portfolio in which the Fund invested through December 3, 2002.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                            Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                         Brown Brothers Harriman
                                         140 Broadway
                                         New York, New York 10005

By E-mail send your request to:          bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                                         Brown Brothers Harriman
                                         http://www.bbhfunds.com
                                         SEC http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

[BROWN BROTHERS HARRIMAN LOGO]





















                    STATEMENT OF ADDITIONAL INFORMATION

                    BBH BROAD MARKET FIXED INCOME FUND
                              Class N Shares
                              Class I Shares

               40 Water Street, Boston, Massachusetts 02109

                             February 28, 2004

     BBH Broad Market Fixed Income Fund (the "Broad Market Fixed Income Fund" or the "Fund"), is a separate diversified series of BBH Fund, Inc., a Maryland corporation organized on July 16, 1990 (the "Corporation"), and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Fund's investment objective is to provide maximum total return, consistent with the preservation of capital and prudent investment management. There can be no assurance that the investment objective of the Fund will be achieved.

      The Annual Report of the Fund dated October 31, 2003 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

Brown Brothers Harriman & Co. ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for the Fund dated February 28, 2004, a copy of which may be obtained from the Corporation at the address noted above.

A complete list of the Fund's portfolio holdings is available on the Fund's website, on a monthly basis, fifteen business days after the month end. The Fund's website address is http://www.bbhfunds.com.



Table of Contents

                                                                     Page

Investments                                                          3
         Investment Objective and Policies                           3
         Investment Restrictions                                     32

Management                                                           35
         Board of Directors                                          41
         Code of Ethics                                              43
         Investment Adviser                                          45
         Administrators                                              49
         Distributor                                                 50
         Financial Intermediaries                                    50
         Eligible Institutions                                       51
         Expense Payment Agreement                                   52
         Custodian, Transfer and Dividend Disbursing Agent           52
         Independent Auditors                                        53

Net Asset Value                                                      53
Computation of Performance                                           54
Purchases and Redemptions                                            56
Federal Taxes                                                        57
Description of Shares                                                50
Portfolio Brokerage Transactions                                     62
Additional Information                                               65
Financial Statements                                                 65
Appendix - Description of Ratings                                    65


INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

      Under normal circumstances the Investment Adviser invests at least 80% of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in a broad range of fixed income securities.

      The Fund will provide shareholders with at least 60 days prior notice of any changes in this policy as required by Rule 35d-1. This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

                                Debt Securities

Corporate Debt Securities

     The Fund's investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities including corporate income-producing securities which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria

     Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security changes to above medium investment grade, the Investment Adviser will consider if any action is appropriate in light of the Fund's investment objective and policies.

     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See the Appendix for a description of rating categories. An investment grade security is one rated investment grade at the time of purchase, by either Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch IBCA or Duff & Phelps Credit Rating Co. (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). In the event that a security is downgraded below investment grade, the Investment Adviser will use his or her expertise and judgment to evaluate when and if to sell the below investment grade security.

Collateralized Bond Obligations

     A Collateralized Bond Obligation (CBO) is a trust typically consisting of corporate bonds (both US & foreign). CBO'S consist of a portfolio of many underlying securities where the cashflows from the securitization are derived from this portfolio. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade.
Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

Collateralized Loan Obligations

     A Collateralized Loan Obligation (CLO) is a trust typically consisting of loans made to issuers (both US and foreign). CLO'S consist of a portfolio of many underlying loans where the cashflows from the securitization are derived from this portfolio of loans. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underling pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities

     SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

Other Asset-Backed Securities

     Consistent with the Fund's investment objectives and policies, the Investment Adviser also may invest in other types of asset-backed securities. An asset-backed security is typically a trust consisting of consumer or commercial loans. Similar to a bond, interest and principal is paid, in most cases, on a monthly basis. Asset-backed securities may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. Asset-backed securities are typically structured into multiple classes each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.

U.S. Government Securities

     The Fund's assets may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

Variable and Floating Rate Instruments

     The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

Zero Coupon Bonds

     The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

Deferred Interest Bonds

     A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

PIK (Payment-In-Kind) Securities

     Bonds  or  preferred   stock  whose  dividends  are  in  the  form  of
additional bonds or preferred stock.

Municipal Obligations

     The Fund may purchase municipal obligations when the Investment Adviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

     The  mortgage   derivatives  that  the  Fund  may  invest  in  include
interests   in   collateralized    mortgage    obligations   and   stripped
mortgage-backed securities.

Event-linked bonds

     Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Short-Term Investments

     Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's or Standard & Poor's, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements.
Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

When-Issued and Delayed Delivery Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place.
     At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value (NAV). At the time of its acquisition, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a segregated account with Brown Brothers Harriman & Co. (the Custodian) is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


Derivative Instruments

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured securities which may be issued by a trust. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Corporation's Directors determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Adviser to forecast interest rates and other economic factors correctly. If the Investment Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Investment Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes

     The Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors, in such amount are segregated by its Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its Custodian assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Fund's Board of Directors.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realizes a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Risks Associated with Options on Securities and Indexes

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Options on Foreign Currencies

     The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.


Futures Contracts and Options on Futures Contracts

     The Fund may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or eligible broker, if legally permitted) a specified amount of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value (NAV), the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


Other Considerations

     When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

     When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value (NAV) of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio of securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund's portfolio of securities such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Federal Taxes."

Risks Associated with Futures and Futures Options

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Reset Options

     Typically, a call option or warrant whose strike price may be reset to a lower strike or a put whose strike price may be reset to a higher strike at some point during the life of the instrument if the option is out of the money on the reset date. There may be a limit to the magnitude of the strike price adjustment and the reset may be triggered by a specific price on the underlying rather than set on a specific reset date.

"Yield Curve" Options

     Options on the shape of the yield curve. Yield curve options allow buyers to protect themselves from adverse movements in the yield curve. Yield curve options are often based on the difference in the yields of bonds of different maturities.

Additional Risks of Trading Options

     Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements

     The Fund may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis."
Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Board of Directors, to avoid any potential leveraging of the Fund's portfolio of securities. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures  or  commodity  option  transactions  under  the CEA,  pursuant  to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Options on Swaps

     The Fund may enter into options contracts on interest rate swaps, commonly referred to as swaptions. The buyer of a swaption has the right to enter into an interest rate swap agreement by some specified date in the future. The swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer. The writer of the swaption becomes the counterparty if the buyer exercise.

Structured Securities

     The Fund may invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Investment Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio of securities in an effort to monitor the Fund's interest rate risk.


                               Foreign Investments

     The Fund may invest its assets in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Currency Transactions

     The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund's foreign assets.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     If the Fund enters into a forward contract to purchase foreign currency, the Custodian or the Investment Adviser will segregate liquid assets.

Forward Exchange Contracts

     Foreign  exchange  contracts are made with currency  dealers,  usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

     The  Fund's  recognition  of  gain  or loss  due to  foreign  currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify as a registered investment company for federal income tax purposes.


Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the  claims of  preferred  and common  shareholders.  In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Borrowings

     The  Fund may  borrow  for  temporary  administrative  purposes.  This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous  from  an  investment  standpoint  to  sell  securities  at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio of securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Corporation's Directors, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction  is not  obligated  to  return  the  same  securities  as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be
collateralized  by  the  same  types  of  underlying   mortgages;   (2)  be
issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     The Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Repurchase Agreements

     Repurchase  agreements  may  be  entered  into  only  with  a  primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller
(the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which  are  issued  or  guaranteed  by the U.S.  Government,  its  agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Reverse Repurchase Agreements

     Reverse  repurchase  agreements  may  be  entered  into  only  with  a
primary  dealer  (as  designated  by  the  Federal   Reserve  Bank  of  New
York)  in  U.S.   Government   obligations.   This  is  an   agreement   in
which  the  Fund  agrees  to  repurchase   securities   sold  by  it  at  a
mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's  total  assets,  less  liabilities  other  than the  obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and
holidays)   or  such  longer   period  as  the   Securities   and  Exchange
Commission  may  prescribe,  to an extent  that such  obligations  will not exceed,  in the  aggregate,  one-third  of the  market  value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Rule 144A Securities

     The  Investment   Adviser  may,  on  behalf  of  the  Fund,   purchase
securities that are not registered under the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A
Securities). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

Illiquid Securities

     The  Fund  may  invest  up to  15%  of  its  net  assets  in  illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Corporation's Directors).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Investment Company Securities

     Subject  to  applicable  statutory  and  regulatory  limitations,  the assets  of  the  Fund  may  be  invested  in  shares  of  other  investment companies.  Under the 1940  Act,  the  assets  of the Fund may be  invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Fund's total assets would be so invested, (ii) 5% or less of the market value of the Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS

     The Fund are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, as the case may be. (See "Additional Information".)

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Fund and the Corporation, with respect to the Fund, may not:
     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Investments in utilities, gas, electric, water and telephone companies will be considered as being in separate industries;
     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;
     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;
     (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;
     (7) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets);
     (8) lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Corporation's Directors;
     (9) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
     (10) maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments.

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of the total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental Restrictions. The following polices are non-fundamental and may be changed without shareholder approval. The Fund or the Corporation, on behalf of the Fund, may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund):
(i) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the investment;
(ii) invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;
(iii) invest less than 80% of the value of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in a broad range of investment grade fixed income securities.

     Under  the  1940  Act,  a  "senior  security"  does  not  include  any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7) above, the Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund such excess shall be subject to the 300% asset coverage requirement of that restriction.

     To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the
segregation  of  assets   determined  to  be  liquid  in  accordance   with
procedures adopted by the Corporation's Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is a non-fundamental policy of the Fund and may be amended by the Corporation's Directors without the approval of shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Percentage  and  Rating  Restrictions.   If  a  percentage  or  rating
restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

MANAGEMENT

      Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.

------------------------------------------------------------------------------------------
Name, Birth Date   Position(s)   Term of   Principal              Number of   Other
and Address        Held with     Office#   Occupation(s) During   Funds in    Director-ships
                   Corporation   and       Past 5 Years           Fund        Held by
                                 Length                           Complex     Director
                                 of Time                          Overseen
                                 Served                           by
                                                                  Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V. Shields  Chairman of   Since     Managing Director,     11          None
Jr.                the Board     1990      Chairman and Chief
                   and Director            Executive Officer of
Birth Date: March                          Shields & Company
17, 1938                                   (registered
                                           broker-dealer and
Shields & Company                          member of New York
140 Broadway                               Stock Exchange);
                                           Chairman of Capital
New York, NY 10005                         Management
                                           Associates, Inc.
                                           (registered
                                           investment adviser);
                                           Vice Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard    Director      Since     Retired; Vice          13          Director
                                 1993      Chairman -                         of Old
                                           Finance/Operations                 Westbury
                                           (until February 2002)              Funds (5
Birth Date: March                          and Special Advisor                Funds);
17, 1935                                   (February 2002 -                   Trustee of
                                           Present), The                      Sandhill
                                           Interpublic Group of               Investment
                                           Companies, Inc.                    Fund II
The Interpublic
Group of
Companies, Inc.

372 Danbury, Road

2nd Floor,

Wilson, CT
06897-2530
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard L.         Director      Since     Retired; Director of   11          None
Carpenter                        1999      Investments,
                                           Pennsylvania Public
Birth Date: March                          School Employees'
17, 1933                                   Retirement System
                                           (until December 1997).
10820 North La
Quinta Drive,

Tucson, AZ 85737
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman   Director      Since     Retired; Chairman and  11          Director
                                 1990      CEO of AT&T                        of Dreyfus
Birth Date:                                Investment Management              Mutual
November 16, 1939                          Corporation (until                 Funds (59
                                           May 1997); Director                Funds)
3 Tall Oaks Drive                          of Jeffrey Co. (1992
Warren, NJ 07059                           to present); Director
                                           of QMED (1999 -
                                           present).


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory     Director      Since     Retired; Director of   11          None
                                 1999      Brown Brothers
Birth Date: July                           Harriman Ltd.
31, 1932                                   (subsidiary of Brown
                                           Brothers Harriman &
Greenway Farm,                             Co.) (until December
Tockenham,                                 2001); Advisor, RAF
Swindon,                                   Central Fund (1992 -
Wiltshire, SN4                             June 2003).
7PP England

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy       Director      Since     Private Investor.      11          None
                                 1993
Birth Date: April
17, 1939

4111 Clear Valley
Drive

Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.          Director      Since     Retired; Executive     11          None
Miltenberger                     1992      Vice President and
                                           Chief Financial
Birth Date:                                Officer of Richard K.
November 8, 1938                           Mellon and Sons
                                           (until June 1998);
503 Darlington                             Vice President and
Road                                       Treasurer of Richard
                                           King Mellon
Ligonier, PA 15658                         Foundation (until
                                           June 1998); Trustee,
                                           R.K. Mellon Family
                                           Trusts (1981 - June
                                           2003); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and VI
                                           (1983-2002); Director
                                           of Aerostructures
                                           Corporation (aircraft
                                           manufacturer) (1996 -
                                           July 2003).


------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John A. Nielsen    President     Since     President of the       N/A         N/A
                                 2004      Corporation, BBH
Birth Date:                                Trust, BBH Common
                                           Settlement Fund,
July 15, 1943                              Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
140 Broadway                               Market Portfolio
                                           (since January 2004);
New York, NY 10005                         He joined Brown
                                           Brothers Harriman &
                                           Co. ("BBH & Co.") in
                                           1968 and has been a
                                           Partner of the firm
                                           since 1987.




------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.         Vice          Since     Vice President,        N/A         N/A
Martins            President,    2002      Treasurer, Principal
                   Treasurer,              Accounting Officer,
Birth Date:        Principal               Principal Financial
November 5, 1965   Accounting              Officer and Principal
                   Officer and             Financial Officer of
140 Broadway       Principal               the Corporation, BBH
                   Financial               Trust, BBH Common
New York, NY 10005 Officer                 Settlement Fund,
                                           Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio;
                                           Vice President (since
                                           April 2002) and
                                           Assistant Vice
                                           President of BBH &
                                           Co. (December 1996 -
                                           March 2002).


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones      Secretary     Since     Secretary of the       N/A         N/A
                                 2002      Corporation, BBH
Birth Date:                                Trust, BBH Common
October 26, 1953                           Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and the BBH U.S.
15222-3779                                 Money Market
                                           Portfolio (since
                                           August 2002);
                                           Counsel, ReedSmith,
                                           LLP (since October
                                           2002); Corporate
                                           Counsel (January 1997
                                           to September 2002)
                                           and Vice President
                                           January 1999 to
                                           September 2002 of
                                           Federated Services
                                           Company.


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain   Vice          Since     Vice President of the  N/A         N/A
                   President     2002      Corporation, BBH
Birth Date:                                Trust, BBH Common
September 3, 1959                          Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and BBH U.S. Money
15222-3779                                 Market Portfolio
                                           (since August 2002);
                                           Senior Vice
                                           President, Federated
                                           Services Company
                                           (since November 1997).


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin   Vice          Since     Vice President of the  N/A         N/A
                   President     2002      Corporation, BBH
Birth Date:                                Trust, BBH Common
                                           Settlement Fund,
May 30, 1960                               Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
1001 Liberty                               Market Portfolio
Avenue,                                    (since August 2002);
Pittsburgh, PA                             Vice President of
15222-3779                                 Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor R. Siclari  Assistant     Since     Assistant Secretary    N/A         N/A
                   Secretary     2002      of the Corporation,
Birth Date:                                BBH Trust, BBH Common
November 17, 1961                          Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and BBH U.S. Money
15222-3779                                 Market Portfolio
                                           (since August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice President
                                           (March 1996 -
                                           September 2002) and
                                           Senior Corporate
                                           Counsel of Federated
                                           Investors, Inc. (July
                                           1998 - September
                                           2002).


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn    Assistant     Since     Assistant Secretary    N/A         N/A
                   Secretary     2002      of the Corporation,
Birth Date: May                            BBH Trust, BBH Common
4, 1966                                    Settlement Fund,
                                           Inc., BBH Common
140 Broadway                               Settlement Fund II,
                                           Inc., BBH Fund, Inc.
New York, NY 10005                         and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Assistant Vice
                                           President (since
                                           April 2003) and
                                           Associate of BBH &
                                           Co. (April 1996-March
                                           2003).


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith      Assistant     Since     Assistant Treasurer    N/A         N/A
                   Treasurer     2002      of the Corporation,
Birth Date:                                BBH Trust, BBH Common
August 2, 1965                             Settlement Fund,
                                           Inc., BBH Common
50 Milk Street                             Settlement Fund II,
                                           Inc., BBH Fund, Inc.
Boston, MA 02109                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate (September
                                           2000-August 2001);
                                           Senior Analyst of BBH
                                           & Co. (June 1999 -
                                           August 2000); and
                                           Manager, Fund
                                           Administration, State
                                           Street Bank and Trust
                                           Company (June 1997 -
                                           May 1999).


------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Gregory V.         Assistant     Since     Assistant Treasurer    N/A         N/A
Lomakin            Treasurer     2002      of the Corporation,
                                           BBH Trust, BBH Common
Birth Date:                                Settlement Fund,
                                           Inc., BBH Common
February 23, 1965                          Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
50 Milk Street                             (since August 2002);
                                           Vice President (since
Boston, MA 02109                           April 2003),
                                           Assistant Vice
                                           President (September
                                           - March 2003), and
                                           Associate of BBH &
                                           Co. (May 1992-
                                           September 2001).


------------------------------------------------------------------------------------------


# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has four series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

      The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

      The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.

Director Equity Ownership As Of 12/31/03
---------------------------------------------------------------------------
Name of Director          Dollar Range of Equity   Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

      As of February 10, 2004, the Directors and Officers of the
Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

   Class N shares                   Percentage              Shares Owned
   BBH & Co.                        96.90%                  10,553,059

      As of February 10, 2004, the partners of Brown Brothers Harriman, together with their immediate family members, owned 123,399 Class N shares (1.16%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 6,597,093 shares of the Fund's Class N shares (62.00%) and 3,304,636 shares of the Fund's Class I shares (40.59%), as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

      Each Director of the Corporation receives a base annual fee of $40,000 and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). The Chairman of the Board will receive an additional fee of $10,000 per year and the Chairman of the Audit Committee will receive an additional fee of $5,000 per year. The Director compensation is based on four quarterly held meetings per year. In the event that an additional special meeting is called, each Director that attends, either in person or by telephone, will be compensated an additional $2,000 per meeting.



Director Compensation For Fiscal Year Ended 12/31/03

------------------------------------------------------------------------------
Name of Person,   Aggregate     Pension or      Estimated     Total
Position          Compensation  Retirement      Annual        Compensation
                  from Fund     Benefits        Benefits      from Fund
                                Accrued as      upon          Complex^ paid
                                Part of Fund    Retirement    to Director
                                Expenses
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Joseph V.         $1,526.88     None            None          $36,500
Shields, Jr.,
Director
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Eugene P. Beard,  $1,355.88     None            None          $29,500
Director
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Richard L.        $1,405.02     None            None          $31,500
Carpenter,
Director
------------------------------------------------------------------------------
------------------------------------------------------------------------------
David P.          $1,405.02     None            None          $31,500
Feldman, Director
------------------------------------------------------------------------------
------------------------------------------------------------------------------
J. Angus Ivory,   $1,355.88     None            None          $29,500
Director
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Alan G. Lowy,     $1,355.88     None            None          $29,500
Director
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Arthur D.         $1,405.02     None            None          $31,500
Miltenberger,
Director
------------------------------------------------------------------------------
^  See corresponding note to "Directors" table, above.

      Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.




Voting Proxies on Fund Portfolio Securities

The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Investment Adviser's general policy is to cast proxy votes in favor of proposals that the Investment Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Investment Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Investment Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Investment Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Investment Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Investment Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Investment Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Investment Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Investment Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Investment Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Investment Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Investment Adviser typically votes against such measures in other contexts.

The Investment Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Investment Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Investment Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Investment Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Investment Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Investment Adviser by the Board in accordance with the proxy voting policies. The Investment Adviser has hired Investor Responsibility Research Center
(IRRC) to obtain,  vote,  and record  proxies in accordance  with the Proxy
Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Investment Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser or Distributor. This may occur where a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Investment Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Investment Adviser have influenced proxy votes. Any employee of the Investment Adviser who is contacted by an Interested Company regarding proxies to be voted by the Investment Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Investment Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested
Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Investment Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Investment Adviser voted as it did.

If the Fund holds shares of another investment company for which the Investment Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Investment Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions, and to manage, generally, the investments of the Fund.

     The amended and restated Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated August 4, 2003 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on_ November 10, 2003. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.20% of the Fund's average daily net assets. For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund incurred $383,393, $96,957 and $107,840, respectively, for advisory services.


     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

      As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Investment Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

      In assessing the Investment Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an  advisory  contract.  In  this  regard,  the  Board  is  mindful  of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Investment Adviser's industry standing and reputation and in the expectation that the Investment Adviser will have a continuing role in providing advisory services to the Fund.

      The Board also considers the compensation and benefits received by the Investment Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Investment Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Investment Adviser's compensation: the nature and quality of the services provided by the Investment Adviser, including the performance of the Fund; the Investment Adviser's cost of providing the services; the extent to which the Investment Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Investment Adviser and its affiliates as a result of the Investment Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Investment Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

      The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Investment Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Investment Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Investment Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

      The Board also receives financial information about the Investment Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

      The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company,  LLC, acts as Administrator for
the  Corporation.   Brown  Brothers  Harriman  Trust  Company,   LLC  is  a
wholly-owned subsidiary of Brown Brothers Harriman & Co.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and
(iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The  Administration   Agreement  between  the  Corporation  and  Brown
Brothers Harriman Trust Company LLC (dated November 1, 1993 and amended and restated August 4, 2003) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Corporation's Investment Advisory Agreement with the Investment Adviser (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 10, 2003. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation. (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company LLC and by Brown Brothers Harriman Trust Company LLC on 90 days' written notice to the Corporation.

The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund incurred $198,139, $58,334 and $12,610, respectively, for administrative services.


     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by the Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") will act as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of September 16, 2002 between the Corporation and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges or the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates  and  transmits  to  the  Corporation  proxies  executed  by  its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at the Fund's NAV next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary. This fee typically is waived for purchases of Class I shares.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds;
transmits  and  receives  funds  in  connection  with  customer  orders  to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account;
transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.05% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record. This fee typically is waived for purchases of Class I shares.

EXPENSE PAYMENT AGREEMENT

     Under an expense payment agreement dated May 6, 2003, Brown Brothers Harriman Trust Company, LLC pays the Fund's Class N and I share expenses (see "Expense Table" in the Prospectus), other than fees paid to Brown Brothers Harriman Trust Company, LLC under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, Brown Brothers Harriman Trust Company, LLC receives a fee from the Fund such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.55% and 0.40% of the average daily net assets of the Fund's Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on December 31, 2004.

     The expenses of the Fund paid by Brown Brothers Harriman Trust Company, LLC under the agreement include the compensation of the Directors of the Corporation; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the NAV of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund.


For the year ended October 31, 2003, the Administrator incurred $725,362 in expenses, including investment advisory fees of $383,393, shareholder servicing/eligible institution fees of $147,833 and custody fees of $151,903 paid to Brown Brothers Harriman on behalf of the Fund.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's NAV.

     Citigroup Global Transacation Services, Two Portland Square, Portland, ME 04101, is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, are the Fund's independent auditors.

NET ASSET VALUE

    The NAV of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of NAV per share is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     The  value  of  the  Fund's  net  assets  (i.e.,   the  value  of  its
securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of the Fund is determined.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the readily available closing bid price on such Exchange. Unlisted securities are valued at the quoted bid price in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds  and  other  fixed  income  securities  (other  than  short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Corporation's Directors.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Corporation's Directors. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.
     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the BBH Broad Market Fixed Income Portfolio (Portfolio) (in which all of the Fund's assets were invested prior to November 11, 2002), adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The following table sets forth average annual total return information for the periods ended December 31, 2003:


                       1 Year      Start of
                                   Performance on
                                   December 22, 2000
Class N
Total Return
  Before Taxes         7.30%       8.39%
  After Taxes on       4.90%       6.54%
  Distributions
  After Taxes on       4.85%       6.06%
  Distributions
  and Sale of Shares

---------------------------------------------------------------------------

                       1 Year      Start of
                                   Performance on
                                   December 3, 2002
Class I
Total Return
  Before Taxes         7.45%       8.58%
  After Taxes on       5.00%       7.81%
  Distributions
  After Taxes on       4.95%       6.86%
  Distributions
  and Sale of Shares

---------------------------------------------------------------------------
     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.
Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Lehman Aggregate Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

PURCHASES AND REDEMPTIONS
     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the NAV of the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

FEDERAL TAXES
     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the
"Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The
Corporation intends to meet such requirements. The Fund is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders. Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss. Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Fund's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by the Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund. Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501
(c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders. In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund. Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as BBH Broad Market Fixed Income Fund Class N and 25,000,000 shares have been classified as BBH Broad Market Fixed Income Fund Class I. The Board of Directors also has the power to designate one
or  more   series  of  shares  of  common   stock  and  to   classify   and
reclassify any unissued shares with respect to such series. Currently there are seven such series in addition to the Fund, five of which (including the Fund) offer multiple classes of shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

     Stock certificates are not issued by the Corporation.
The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary, may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO BROKERAGE TRANSACTIONS

     The  securities  in which the Fund  invests  are traded  primarily  in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ended
October 31, 2003, 2002 and the period from December 22, 2000 (commencement of operations of the Fund) to October 31, 2001 (during which time all of the Fund's assets were invested in the Portfolio), the portfolio turnover rate was 249%, 416% and 413%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

     Fund securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman & Co., an "affiliated person" of the Corporation, as one of the Fund's principal brokers in the purchase and sale of securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Fund's principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund. The use of Brown Brothers Harriman & Co. as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Fund to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities. Brown Brothers Harriman & Co. acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman & Co. to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman & Co. effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the Independent Directors.

     For the fiscal years ended October 31, 2002 and 2001, total transactions with a principal value of $661,157,003 and $2,560,687,687 were effected for the BBH Broad Market Fixed Income Portfolio (in which the Fund was invested during that time), of which transactions with a principal value of $1,034,870,178 and $1,125,257,337 were effected by Brown Brothers Harriman.

     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Annual Report of the Fund dated October 31, 2003 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information of the Fund will be provided without charge to each person receiving this Statement of Additional Information.

APPENDIX - DESCRIPTION OF RATINGS

         The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's, Fitch's, Duff & Phelps or, if unrated, determined by the Investment Adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
         Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Investment Adviser.
         Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by Standard & Poor's and comparable securities. They are deemed to be predominately speculative with respect to the issuer's ability to repay principal and interest.
         Moody's Investors Service - Corporate Bond Ratings
         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.
         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.
         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
         Corporate Short-Term Debt Ratings
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.
         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.
         Short-Term Municipal Bond Ratings
         There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG
1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.
         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
         MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.
         Corporate Bond Ratings
         Standard & Poor's Ratings Services - Investment Grade
     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
          Speculative Grade
         Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.
         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.
         CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
         C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
     CI: The rating CI is reserved for income bonds on which no interest is being paid.
         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
         r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non- credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
         N.R.: Not rated.
         Debt  obligations  of issuers  outside  the United  States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
         Fitch Ratings ("Fitch") - Investment Grade
         AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Commercial Paper Rating Definitions
     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
         A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B: Issues rated B are regarded as having only speculative capacity for timely payment.
     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.
         Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.
         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's or Fitch by the issuer or obtained from other sources it considers reliable. Standard & Poor's or Fitch does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.
         Duff & Phelps Credit Rating Co.
                 Long-Term Debt and Preferred Stock Ratings
           Rating Scale
           These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.
         Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s).
         A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.
          Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions (see page vii). Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.
         Rating Definition
         AAA
         Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
         AA+
         AA
         AA-
         High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
         A+
         A
         A-
         Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.
         BBB+
         BBB
         BBB-
         Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
         BB+
         BB
         BB-
         Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.
         B+
         B
         B-
         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
         CCC
         Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
         DD
         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
         DP
         Preferred stock with dividend arrearages.
         Credit ratings are based on information obtained from sources believed to be accurate and reliable and are not a recommendation to buy, sell or hold a financial obligation. We do not perform an audit in connection with any information received and may rely on unaudited information. Credit ratings may be subject to revision, suspension or withdrawal at any time as necessary due to changes in or unavailability of information or other circumstances.

[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS
FEBRUARY 28, 2004

BBH INFLATION-INDEXED SECURITIES FUND
CLASS N SHARES
CLASS I SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      7

Fund Performance                                           11

Fees and Expenses of the Fund                              13

Investment Adviser                                         14

Shareholder Information                                    16

Financial Highlights                                       22

Additional Information                                     24

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances the Investment Adviser invests at least 80% of the Fund's net assets plus borrowings for investment purposes in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders. All securities purchased by the Investment Adviser must be rated at least Investment Grade by Moody's Investors Service or Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality). The dollar-weighted average maturity of the Fund's holdings will range from 3-years to 15-years.

The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, U.S. and foreign corporations, banks and brokers, asset backed securities and mortgage backed securities.

The Investment Adviser may invest the assets of the Fund in security types mentioned above which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may also make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivative investments to gain exposure to market movements related to such securities or to reduce exposure to other risks, such as interest rate or credit default. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives used by the Fund will succeed. Derivative investments include future, swap and option contracts.

Common features of future contracts include: (1) standardized contract features,
(2) traded on organized exchanges, and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The three main types are interest rate swaps, total-rate-of-return swaps and credit default swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of an index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR. Total-rate-of-return swaps allow the Fund, at a relatively low cost, to either increase or decrease exposure to any asset class which can be defined by an index. Credit default swaps are agreements where the Fund pays a fixed periodic coupon for the specified life of the agreement. The other party makes no payments unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will then make a payment to the Fund, and the swap will terminate. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Because the Fund refers to IIS securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in IIS securities.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.


MARKET RISK:


This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:

As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.


THE IIS MARKET:


Currently, domestic IIS are primarily issued by the U.S. Treasury, however, corporate issues may emerge in the future and it is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury IIS have an active secondary market they are not as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

INDEXING METHODOLOGY:

The principal and interest of U.S. Treasury IIS will be adjusted for inflation as measured by the Consumer Price Index. Principal and interest of foreign IIS will be adjusted for inflation as measured by the consumer price index of the relevant country. The Fund's performance could be affected if the index used does not accurately reflect the true rate of inflation.

PORTFOLIO TURNOVER:


The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


CREDIT RISK:


Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of Investment Grade or better, which reduces the Fund's exposure to credit risk.

MORTGAGE RISKS:

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:


Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


FOREIGN INVESTMENT RISK:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers. Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the

Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.


Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE

The bar chart and table below give an indication of the Fund's risks. The bar chart shows changes in the Fund's Class N shares performance from year to year. The table shows how the Fund's Class N and Class I shares average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of securities with similar objectives.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]

              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

1994          (2.36)
1995          12.78
1996           3.47
1997           2.29
1998           4.67
1999           3.46
2000          13.34
2001           8.42
2002          16.25
2003           7.25


HIGHEST AND LOWEST RETURN (QUARTERLY 1994-2003)



                                                       RETURN    QUARTER ENDING
                                                       ------    --------------
Highest                                                  8.60%          9/30/02

Lowest                                                  (1.76)%         3/31/94

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2003)



                                                            1 YEAR   5 YEARS        10 YEARS
                                                            ------   -------   -------------
Class N Shares

Return Before Taxes                                           7.25%     9.64%           6.81%

Return After Taxes on Distributions*                          4.92%     7.17%           4.50%

Return After Taxes on Distributions
   and Sale of Fund Shares*                                   4.84%     6.70%           4.35%

                                                                                    START OF
                                                            1 YEAR   5 YEARS   PERFORMANCE**
                                                            ------   -------   -------------
Class I Shares

Return Before Taxes                                           7.45%      N/A            9.82%

Return After Taxes on Distributions*                          5.05%      N/A            7.29%

Return After Taxes on Distributions
   and Sale of Fund Shares*                                   4.97%      N/A            6.84%

3-Year Treasury (reflects no deduction
   for fees, expenses or taxes)***                            2.71%     6.47%           6.33%+

Salomon Smith Barney Inflation Linked Securities Index
   (reflects no deduction for fees, expenses or taxes)***     8.38%     9.59%           9.95%



* After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
** The Fund's Class I shares start of performance date was August 14, 2001.
*** Index performance is calculated from March 28, 1997 (commencement). Since IIS reduce the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.
+ Calculated for the 10-years ended December 31, 2003.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM AN INVESTOR'S ACCOUNT)


                                                            CLASS N    CLASS I
                                                            -------    -------
Maximum Sales Charge (Load) Imposed on Purchases             None       None

Maximum Deferred Sales Charge (Load)                         None       None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                              None       None

Redemption Fee (as a percentage
of total redemption proceeds)(1)                             1.00%      1.00%

Exchange Fee                                                 None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                            CLASS N    CLASS I
                                                            -------    -------
  Management Fee                                             0.25%      0.25%

  Distribution (12b-1) Fees                                  None       None

  Other Expenses(2)                                          0.42%      0.17%

  Total Annual Fund Operating Expenses                       0.67%      0.42%



(1) The Redemption Fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.
(2) Included within Other Expenses is an administration fee of 0.10% for Class N shares and Class I shares, a shareholder servicing/eligible institution fee of 0.25% for Class N shares only and other expenses fee of 0.07% for Class N shares and Class I shares.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N shares and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund's Class N shares and Class I shares for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N shares and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:


                                     1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                     ------    -------     -------    --------
CLASS N SHARES                        $ 68      $ 214       $ 373      $ 835

CLASS I SHARES                        $ 43      $ 135       $ 235      $ 530


INVESTMENT ADVISER


The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway,
New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of BBH Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2003, it managed total assets of approximately $36 billion.

A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Schoenfeld holds a B.A. from the University of California, Berkley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

For the fiscal year ended October 31, 2003, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION

NET ASSET VALUE

The Corporation normally determines the Fund's NAV per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.


The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

DESCRIPTION OF SHARE CLASSES


The Fund offers three share classes: Class N shares, Class I shares and Class A shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class N and Class I shares. Each share class has different sales charges and other expenses which affect their performance. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Contact your investment professional or call 1-800-625-5759 for more information concerning the other class.


PURCHASE OF SHARES

The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.


An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Citigroup Global Transaction Services, the Fund's

Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


INVESTMENT MINIMUMS*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                     CLASS N        CLASS I
                                   ---------    -----------
Initial Purchases                  $ 100,000    $ 1,000,000

Subsequent Purchases              $  25,000    $    25,000

*Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $500.

REDEMPTION OF SHARES

The Corporation executes redemption requests at the next NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial

Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Transfer Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


REDEMPTIONS BY THE CORPORATION

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


REDEMPTION FEE

With respect to shares purchased after April 1, 2004, shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.


DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of the Fund's net income as a dividend monthly, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.


Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.


TAXES

Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.


The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the Fund's Class N and Class I shares financial performance for the past five years, or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Fund shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                    CLASS N SHARES
                                         --------------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
                                         --------------------------------------------------------------------
                                            2003               2002         2001         2000         1999
                                         ----------         ----------   ----------   ----------   ----------
Net asset value, beginning of year       $    10.89         $    10.50   $     9.63   $     9.26   $     9.52
Income from investment operations:
   Net investment income                       0.35(1)            0.37         0.51         0.60         0.48
   Net realized and unrealized
     gain (loss)                               0.71               0.52         0.87         0.37        (0.26)
Less dividends and distributions:
   From net investment income                 (0.33)             (0.38)       (0.51)       (0.60)       (0.48)
   From net realized gains                    (0.30)             (0.12)           -            -            -
                                         ----------         ----------   ----------   ----------   ----------
Net asset value, end of year             $    11.32         $    10.89   $    10.50   $     9.63   $     9.26
                                         ==========         ==========   ==========   ==========   ==========
Total return                                  10.05%              8.77%       14.84%       10.83%        2.43%
Ratios/Supplemental data:
   Net assets, end of year
     (000's omitted)                     $  380,265         $  229,106   $   94,712   $   31,740   $   11,789
   Expenses as a percentage of
     average net assets(2)                     0.67%(3),(4)       0.65%        0.65%        0.65%        0.65%
   Ratio of net investment income to
     average net assets                        3.16%              3.88%        5.01%        6.25%        5.14%
   Portfolio turnover rate                      393%               458%         325%         327%         899%


----------

(1) Calculated using average shares outstanding for the year.



(2) Had the expense payment agreement
    not been in place, the ratio of
    expenses to average net assets
    would have been as follows:                0.72%              0.80%        0.92%        1.19%        1.19%



(3) The expense payment agreement terminated on July 31, 2003.
(4) The ratio of expenses to average net assets for the year ended October 31, 2003 reflects fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.67%.

                                                            CLASS I SHARES
                                           -------------------------------------------------
                                                                             AUGUST 16, 2001
                                                                              (COMMENCEMENT
                                                                              OF OPERATIONS)
                                           FOR THE YEARS ENDED OCTOBER 31,       THROUGH
                                           -------------------------------     OCTOBER 31,
                                              2003                2002            2001
                                           -----------         -----------   ---------------
Net asset value, beginning of period       $     10.90         $     10.50   $         10.25
Income from investment operations:
   Net investment income                          0.38(1)             0.42              0.06
   Net realized and unrealized gain               0.72                0.49              0.25
Less dividends and distributions:
   From net investment income                    (0.36)              (0.39)            (0.06)
   From net realized gains                       (0.30)              (0.12)                -
Net asset value, end of period             $     11.34         $     10.90   $         10.50
                                           -----------         -----------   ---------------
Total return                                     10.27%               9.09%             3.08%
                                           ===========         ===========   ===============
Ratios/Supplemental data:
   Net assets, end of period
     (000's omitted)                       $    54,527         $    40,612   $         3,200
   Expenses as a percentage
     of average net assets(2)                     0.42%(3),(4)        0.40%             0.40%(5)
   Ratio of net investment income
     to average net assets                        3.43%               4.29%             2.10%(5)
   Portfolio turnover rate                         393%                458%              325%


----------

(1) Calculated using average shares outstanding for the year.



(2) Had the expense payment agreement
    not been in place, the ratio of
    expenses to average net assets would
    have been as follows:                         0.47%               0.55%             0.67%(5)



(3) The expense payment agreement terminated on July 31, 2003.
(4) The ratio of expenses to average net assets for the year ended October 31, 2003 reflects fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.42%.
(5) Annualized.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:

By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:

Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:

                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

[BROWN BROTHERS HARRIMAN LOGO]

[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS
FEBRUARY 28, 2004

BBH INFLATION-INDEXED SECURITIES FUND

CLASS A SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      6

Fund Performance                                           11

Fees and Expenses of the Fund                              13

Investment Adviser                                         14

Shareholder Information                                    15

Financial Highlights                                       23

Additional Information                                     24

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances the Investment Adviser invests at least 80% of the Fund's net assets plus borrowings for investment purposes in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders. All securities purchased by the Investment Adviser must by rated at least Investment Grade by Moody's Investors Service or Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality). The dollar-weighted average maturity of the Fund's holdings will range from 3-years to 15-years.

The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, U.S. and foreign corporations, banks and brokers, asset backed securities and mortgage backed securities.

The Investment Adviser may invest the assets of the Fund in security types mentioned above which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may also make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivative investments to gain exposure to market movements related to such securities or to reduce exposure to other risks, such as interest rate or credit default. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives used by the Fund will succeed. Derivative investments include future, swap and option contracts.

Common features of future contracts include: (1) standardized contract features,
(2) traded on organized exchanges, and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The three main types are interest rate swaps, total-rate-of-return swaps and credit default swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of an index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR. Total-rate-of-return swaps allow the Fund, at a relatively low cost, to either increase or decrease exposure to any asset class which can be defined by an index. Credit default swaps are agreements where the Fund pays a fixed periodic coupon for the specified life of the agreement. The other party makes no payments unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will then make a payment to the Fund, and the swap will terminate. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Because the Fund refers to IIS securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in IIS securities.


PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.


MARKET RISK:


This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:

As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.


"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.


THE IIS MARKET:

Currently, domestic IIS are primarily issued by the U.S. Treasury, however, corporate issues may emerge in the future and it is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury IIS have an active secondary market they are not as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

INDEXING METHODOLOGY:

The principal and interest of U.S. Treasury IIS will be adjusted for inflation as measured by the Consumer Price Index. Principal and interest of foreign IIS will be adjusted for inflation as measured by the consumer price index of the relevant country. The Fund's performance could be affected if the index used does not accurately reflect the true rate of inflation.

PORTFOLIO TURNOVER:


The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


CREDIT RISK:


Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of Investment Grade or better, which reduces the Fund's exposure to credit risk.


MORTGAGE RISKS:

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:


Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


FOREIGN INVESTMENT RISK:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers. Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.


INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE

The bar chart and table below give an indication of the Fund's risks. The bar chart shows changes in the Fund's Class N shares performance from year to year. The table shows how the Fund's Class N shares average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of securities with similar objectives.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]


              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)


1994        (2.36)
1995        12.78
1996         3.47
1997         2.29
1998         4.67
1999         3.46
2000        13.34
2001         8.42
2002        16.25
2003         7.25


HIGHEST AND LOWEST RETURN FOR CLASS N SHARES* (QUARTERLY 1994-2003)



                                                   RETURN   QUARTER ENDING
                                                   ------   --------------
Highest                                              8.60%         9/30/02

Lowest                                              (1.76)%        3/31/94

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS N SHARES* (THROUGH DECEMBER 31, 2003)



                                                            1 YEAR    5 YEARS    10 YEARS
                                                            ------    -------    --------
Return Before Taxes                                          7.25%      9.64%      6.81%

Return After Taxes on Distributions**                        4.92%      7.17%      4.50%

Return After Taxes on Distributions
   and Sale of Fund Shares**                                 4.84%      6.70%      4.35%

3-Year Treasury (reflects no deduction
   for fees, expenses or taxes)***                           2.71%      6.47%      6.33%

Salomon Smith Barney Inflation Linked Securities Index
   (reflects no deduction for fees, expenses or taxes)***    8.38%      9.59%       N/A



* Since Class A shares do not have one year of performance, (Class A Shares start of performance date is March 7, 2003) the total returns shown here are for Class N shares, which is another class of shares offered by the Fund. Class N shares are not offered in this prospectus, which is for the Fund's Class A shares. These total returns would be substantially similar to the annual returns for Class A shares over the same period and would differ only to the extent that the two classes do not have the same expenses. It is anticipated that expenses of Class A shares will exceed those of the Class N shares.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** Index performance is calculated from March 28, 1997 (commencement). Since IIS reduce the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from an investor's account)


Maximum Sales Charge (Load) Imposed on Purchases             3.00%

Maximum Deferred Sales Charge (Load)(1)                      None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                              None

Redemption Fee (as a percentage
of total redemption proceeds)(2)                             1.00%

Exchange Fee                                                 None


ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets as a percentage of average net assets)


Management Fee                                  0.25%
Distribution (12b-1) Fees                       0.30%
Other Expenses(3)                               0.45%
                                               ------

Total Annual Fund Operating Expenses            1.00%
                                               ======



(1) A contingent deferred sales charge of 0.75% of any redemption amount over $1 million will apply to shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment of the transaction.

(2) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

(3) Included within Other Expenses is an administration fee of 0.10%, a shareholder servicing/eligible institution fee of 0.25% and other expenses fee of 0.10%.


EXAMPLE
This example is intended to help an investor compare the cost of investing in the Fund's Class A shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund's Class A shares for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class A shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:


                          1 YEAR    3 YEARS    5 YEARS   10 YEARS
                          ------    -------    -------   --------
                          $  399    $   609    $   836   $  1,488

INVESTMENT ADVISER


The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of BBH Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2003, it managed total assets of approximately $36 billion.

A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Schoenfeld holds a B.A. from the University of California, Berkley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York

University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

For the fiscal year ended October 31, 2003, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).


SHAREHOLDER INFORMATION

NET ASSET VALUE

The Corporation normally determines the Fund's NAV per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.


The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.


DESCRIPTION OF SHARE CLASSES

The Fund offers three share classes: Class A Shares, Class I Shares and Class N Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A shares. Each share Class has different sales charges and other expenses which affect their performance. Contact your investment professional or call 1-800-625-5759 for more information concerning the other classes.

PURCHASE OF SHARES

The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.


An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


The required minimum initial investment for Fund shares purchased through the Transfer Agent is $1,500. The required minimum subsequent investment amount is $100. The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively.


RULE 12b-1 PLAN

The Fund has adopted a Rule 12b-1 Plan on behalf of Class A Shares of the Fund. Under the Plan, financial institutions are paid a fee equal to 0.30% of Class A Shares assets for the sale, distribution and customer servicing of Class A Shares of the Fund.


BY SYSTEMATIC INVESTMENT PROGRAM


Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the account application or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $50.

SALES CHARGE WHEN YOU PURCHASE

Class A shares are sold at NAV, plus a sales charge as listed below:

Class A Shares

                                       SALES CHARGE
                                    AS A PERCENTAGE      SALES CHARGE
                                          OF PUBLIC   AS A PERCENTAGE
PURCHASE AMOUNT(1)                   OFFERING PRICE            OF NAV
---------------------------------------------------------------------
Less than $50,000                              3.00%             3.09%

$50,000 but less than $100,000                 2.50%             2.56%

$100,000 but less than $250,000                2.00%             2.04%

$250,000 but less than $500,000                1.50%             1.52%

$500,000 but less than $1 million              1.25%             1.27%

$1 million or greater(1)                       0.00%             0.00%

(1) No sales charge is imposed for Class A Shares purchased through financial intermediaries that do not receive sales charge dealer concessions. Additionally, no sales charge is imposed on Class A Shares purchased through 401K, Retirement Plans, "wrap accounts" or similar programs, under which clients pay a fee for services. Trades over $1 million qualify for the large ticket transaction program which have a CDSC associated with it. See "Redemption of Shares".

REDEMPTION OF SHARES

The Corporation executes redemption requests at the next NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.


Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible

Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


A contingent deferred sales charge of 0.75% of any redemption amount over $1 million will apply to Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Transfer Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


REDEMPTIONS BY THE CORPORATION

The Shareholder Servicing Agent has established a minimum account size of $1,500. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PROGRAM

You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the account application or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

REDEMPTION FEE

With respect to shares purchased after April 1, 2004, shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.


DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of the Fund's net income as a dividend monthly, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand the Fund's Class A shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Fund shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                 FOR THE PERIOD FROM MARCH 7, 2003
                                               (COMMENCEMENT OF OPERATIONS) THROUGH
                                                         OCTOBER 31, 2003
                                               ------------------------------------
Net asset value, beginning of period                                     $    11.40
Income from investment operations:
   Net investment income(1)                                                    0.17
   Net realized and unrealized gain                                            0.02
Less dividends and distributions:
   From net investment income                                                 (0.24)
   From net realized gains                                                        -
                                                                         ----------
Net asset value, end of period                                           $    11.35
                                                                         ==========
Total return                                                                   1.75%
Ratios/Supplemental data:
   Net assets, end of period (000's omitted)                             $    4,114
   Expenses as a percentage of average net assets(2),(3),(4),(5)               1.00%
   Ratio of net investment income to average net assets(5)                     2.86%
   Portfolio turnover rate(5)                                                   393%



(1) Calculated using average shares outstanding for the year.
(2) Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as follows: 1.02%(5)
(3) The expense payment agreement terminated on July 31, 2003.
(4) The ratio of expenses to average net assets for the year ended October 31, 2003 reflects fees reduced as a result of an expense offset arrangement with the fund's custodian. had this arrangement not been in place, this ratio would have been 1.00%.
(5) Annualized.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:

By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

[BROWN BROTHERS HARRIMAN LOGO]





















                     STATEMENT OF ADDITIONAL INFORMATION

                    BBH INFLATION-INDEXED SECURITIES FUND
                                Class N shares
                                Class I shares
                                Class A shares

                 40 Water Street, Boston, Massachusetts 02109

                              February 28, 2004

BBH Inflation-Indexed Securities Fund (the "Inflation-Indexed Securities Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers three classes of shares designated as Class N shares, Class I shares and Class A shares, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of securities that are structured to provide protection against inflation. The Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity. There can be no assurance that the investment objective of the Fund will be achieved.

The Annual Report of the Fund dated October 31, 2003 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

Brown Brothers Harriman & Co. ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for the Fund dated February 28, 2004, a copy of which may be obtained from the Corporation at the address noted above.


A complete list of the Fund's portfolio holdings is available on the Fund's website, on a monthly basis, fifteen business days after the month end. The Fund's website address is http://www.bbhfunds.com.

                              Table of Contents

                                                                          Page

Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Investment Objective and Policies  . . . . . . . . . . . . . . . . 3
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . .10

Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
         Board of Directors . . . . . . . . . . . . . . . . . . . . . . . .18
         Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . .. 20
         Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . .22
         Administrators  . . . . . . . . . . . . . . . . . . . . . . . . . 25
         Distributor  . . . . . . . . . . . . . . . . . . . . . . . .. . . 26
         Shareholder Servicing Agent . . . . . . . . . . . . . . . . .  . .26
         Financial Intermediaries . . . . . . . . . . . . . . . . . . . . .26
         Eligible Institutions . . . . . . . . . . . . . . . . . . . . . . 27
         Expense Payment Agreement. . . . . . . . . . . . . . . . . . . . .27
         Custodian, Transfer and Dividend Disbursing Agent. . . . . . . . .28
         Independent Auditors. . . . . . . . . . . . . . . . .  . . . . . .28

Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .28
Computation of Performance . . . . . . . . . . . . . . . . . . . .  . . . .29
Purchases and Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . 31
Federal Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .32
Description of Shares  . . . . . . . . . . . . . . . . . . . . . .  . . . .33
Portfolio Brokerage Transactions . . . . . . . . . . . . . . . . . .  . . .35
Note Ratings . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .36
Additional Information . . . . . . . . . . . . . . . . . . . . . . .. . . .37
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .  . .37



INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

     The U.S. Treasury has issued Inflation-Indexed Securities ("IIS") as five-year, ten-year and thirty-year maturities. U.S. Government agencies, foreign governments and corporate issuers have also issued these types of securities. IIS may be "stripped" of their interest and principal components and purchased as separate instruments.

     U.S. Treasury IIS provide for semi-annual payments of interest and a payment of principal at maturity. Each interest payment will be adjusted up or down to take into account any inflation or deflation that occurs between the issue date of the security and the interest payment date. The principal amount of a U.S. Treasury IIS will be adjusted up at maturity to take into account the inflation that occurred between the issue date of the security and its maturity date. The repayment of principal will never be less than the original face or par amount of the security at issuance. All inflation adjustments will be based on changes in the non-seasonally adjusted U.S. City Averages All Items Consumer Price Index for All Urban Consumers, which is published monthly by the index as reported for the third preceding month. Each semi-annual payment of interest will be determined by multiplying a single fixed semi-annual payment of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with the changes in the adjusted principal of the security. These securities trade for purchases and sales with a daily inflation adjustment to their par amount.

     The inflation adjustment and the coupon interest on recently issued IIS result in a yield that approximates the nominal yield available on similar maturity U.S. Treasury securities, however this may or may not be true in the future depending on the market's projection of future inflation rates versus current inflation rates.

     The calculation of the inflation index ratio for IIS issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. Additionally, there is disagreement among financial market professionals as to whether the Consumer Price Index actually reflects the true rate of inflation. If the market perceives that the adjustment mechanism of the IIS does not accurately adjust for inflation, the value of the IIS could be adversely affected. In the event of sustained deflation, the amount of the semi-annual interest payments, the inflation-adjusted principal of the security and the value of any stripped components will decrease.

     The Investment Adviser currently believes that the market for IIS will be sufficient to permit the Fund to pursue its investment objective. However, should the market for IIS issued by the U.S. Treasury and other issuers prove less active than anticipated by the Investment Adviser, the Investment Adviser is authorized to treat such an environment as an abnormal market condition. This means that the Investment Adviser may purchase other types of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in excess of 20% of the Fund's total assets.

     In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with the Fund's investment objective and principal investment strategies of the Fund. Such investments may prevent the Fund from achieving its investment objective.

Equity Investments
     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Hedging Strategies
     Options  on Fixed  Income  Securities.  Subject  to  applicable  laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on fixed income securities may be purchased for the Fund. Also subject to applicable laws and regulations and as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, but also to enhance the income of the Fund, options on fixed income securities may be written for the Fund. A call option on fixed income securities gives the purchaser of the option the right to buy the underlying securities at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying securities at a fixed price at any time during the option period. To liquidate a put or call option position, a closing sale transaction may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     The effectiveness of purchasing options on fixed income securities as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the fixed income securities selected. The value of these options depends upon future movements in the level of  interest  rates  as  reflected  in  the  price  of  the  underlying  fixed income securities before the expiration of the option. Accordingly, the successful use of options on fixed income securities for the Fund is subject to the Investment Adviser's ability to select appropriate underlying fixed income securities and to predict future interest rate movements over the short term in the overall market. Brokerage costs are incurred in the purchase of options on fixed income securities and the incorrect choice of underlying fixed income securities or an incorrect assessment of future interest rate movements may result in poorer overall performance than if such an option had not been purchased.

     The Corporation intends to write (sell) covered put and call options on optionable fixed income securities on behalf of the Fund. Call options written by the Corporation give the holder the right to buy the underlying securities during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund during the term of the option at a stated exercise price. Call options are covered, for example, when the Fund owns the underlying securities, and put options are covered, for example, when the Fund has established a segregated account of cash and U.S. Government securities which can be liquidated promptly to satisfy any obligation to purchase the underlying securities. The Corporation may also write straddles (combinations of puts and calls on the same underlying security) on behalf of the Fund.

     The Fund receives a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Corporation limits the opportunity of the Fund to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Corporation assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Futures Contracts on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on fixed income securities ("Futures Contracts") may be entered into for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. For the same purpose, put and call options on interest rate futures contracts may be entered into for the Fund.

     In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enters into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

     Futures Contracts are used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund would rise in value by an amount which approximately offsets the decline in value of the portion of the investment that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The  effectiveness  of  entering  into  Futures  Contracts  as a  hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the fixed income securities selected. The value of a Futures
Contract depends upon future movements in the price of the fixed income securities before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for the Fund is subject to the Investment Adviser's ability both to select appropriate fixed income securities and to predict future price movements over the short term in those securities. The incorrect choice of fixed income securities or an incorrect assessment of future price movements over the short term in those securities may result in poorer overall performance than if a
Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it may be initially required to deposit with the custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.
Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, interest rate Futures Contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 61/2 to 10 years, GNMA certificates and bank certificates of deposit. As a purchaser of an interest rate Futures Contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of an interest rate Futures Contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in prevailing interest rates against which the Fund seeks a hedge. An interest rate correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Over-the-counter (OTC) options purchased are treated as not readily marketable.

Forward Exchange Contracts
     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments in IIS denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

Loans of Portfolio Securities
     Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation or Brown Brothers Harriman.

When-Issued and Delayed Delivery Securities
     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities are reflected each day in determining the Fund's NAV. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

U.S. Government Securities
     Assets of the Fund may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through securities of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

Mortgage-Backed Securities
     Assets of the Fund also include mortgage-backed securities (MBS) which are issued by, or are collateralized by securities guaranteed by, the U.S. Government, its agencies or instrumentalities. These securities represent an undivided interest in a pool of residential mortgages. These securities, including those issued by GNMA, FNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying pools are repaid. Unlike conventional bonds, MBS pay back principal over the life of the MBS rather than at maturity. Thus, a holder of the MBS, such as the Fund, would receive monthly scheduled payments of principal and interest and may receive unscheduled principal prepayments representing payments on the underlying mortgages. At the time the Fund reinvests the scheduled principal payments and any unscheduled prepayment of principal that it receives, the Fund may receive a rate of interest which is higher or lower than the rate of interest paid on the existing MBS, thus affecting the yield of the Fund.


Asset-Backed Securities
      Asset-backed securities represent interests in pools of loans (generally unrelated to mortgage loans). Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Bank Obligations
     Assets  of  the  Fund  may  be   invested   in  U.S.   dollar-denominated
negotiable certificates of deposit, fixed time deposits and bankers acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. See "Corporate Bond and Commercial Paper Ratings" in the Statement of Additional Information. There is no percentage limitation with respect to investments in negotiable certificates  of  deposit,  fixed time  deposits  and bankers  acceptances  of
U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of Brown Brothers Harriman, the
Administrator, the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

Repurchase Agreements
     Repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Reverse Repurchase Agreements
     Reverse   repurchase   agreements   may  be  entered  into  only  with  a
primary   dealer  (as   designated   by  the  Federal   Reserve  Bank  of  New
York) in U.S. Government obligations. This is an agreement in which the Corporation agrees for the Fund to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This is the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund"s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Foreign Securities
Foreign  securities  are  securities  of  issuers  based  outside  the  United
States. The Fund considers an issuer to be based outside the United States if:
o it is organized under the laws of, or has a principal office located in, another country;
o     the principal  trading market for its securities is in another  country;
   or
o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

INVESTMENT RESTRICTIONS

     The Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".)

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of
portfolio   securities   or  to  maintain   liquidity   in  the  event  of  an
unanticipated   failure  to  complete  a  portfolio  security  transaction  or
other  similar  situations)  or,  reverse  repurchase   agreements,   provided
that   collateral   arrangements   with   respect  to  options  and   futures,
including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) enter into reverse repurchase agreements which, including any borrowings described in paragraph (1), exceed, in the aggregate, one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short  position,  unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction;

     (12) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of the total assets is represented by cash;
securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective , policies and restrictions as the Fund): (i) purchase securities of a investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the total assets of the Fund in securities that are structured to provide protection against inflation. These policies are non-fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

MANAGEMENT

      Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.

------------------------------------------------------------------------------------------
Name, Birth Date   Position(s)   Term of   Principal              Number of   Other
and Address        Held with     Office#   Occupation(s) During   Funds in    Director-ships
                   Corporation   and       Past 5 Years           Fund        Held by
                                 Length                           Complex     Director
                                 of Time                          Overseen
                                 Served                           by
                                                                  Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V. Shields  Chairman of   Since     Managing Director,     11          None
Jr.                the Board     1990      Chairman and Chief
                   and Director            Executive Officer of
Birth Date: March                          Shields & Company
17, 1938                                   (registered
                                           broker-dealer and
Shields & Company                          member of New York
140 Broadway                               Stock Exchange);
New York, NY 10005                         Chairman of Capital
                                           Management
                                           Associates, Inc.
                                           (registered
                                           investment adviser);
                                           Vice Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard    Director      Since     Retired; Vice          11          Director
                                 1993      Chairman -                         of Old
Birth Date: March                          Finance/Operations                 Westbury
17, 1935                                   (until February 2002)              Funds (5
                                           and Special Advisor                Funds);
The Interpublic                            (February 2002 -                   Trustee of
Group of                                   Present), The                      Sandhill
Companies, Inc.                            Interpublic Group of               Investment
372 Danbury, Road                          Companies, Inc.                    Fund II
2nd Floor,
Wilson, CT
06897-2530
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard L.         Director      Since     Retired; Director of   11          None
Carpenter                        1999      Investments,
                                           Pennsylvania Public
Birth Date: March                          School Employees'
17, 1933                                   Retirement System
                                           (until December 1997).
10820 North La
Quinta Drive,
Tucson, AZ 85737
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman   Director      Since     Retired; Chairman and  11          Director
                                 1990      CEO of AT&T                        of Dreyfus
Birth Date:                                Investment Management              Mutual
November 16, 1939                          Corporation (until                 Funds (59
                                           May 1997); Director                Funds)
3 Tall Oaks Drive                          of Jeffrey Co. (1992
Warren, NJ 07059                           to present); Director
                                           of QMED (1999 -
                                           present).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory     Director      Since     Retired; Director of   11          None
                                 1999      Brown Brothers
Birth Date: July                           Harriman Ltd.
31, 1932                                   (subsidiary of Brown
                                           Brothers Harriman &
Greenway Farm,                             Co.) (until December
Tockenham,                                 2001); Advisor, RAF
Swindon,                                   Central Fund (1992 -
Wiltshire, SN4                             June 2003).
7PP England
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy       Director      Since     Private Investor.      11          None
                                 1993
Birth Date: April
17, 1939

4111 Clear Valley
Drive
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.          Director      Since     Retired; Executive     11          None
Miltenberger                     1992      Vice President and
                                           Chief Financial
Birth Date:                                Officer of Richard K.
November 8, 1938                           Mellon and Sons
                                           (until June 1998);
503 Darlington                             Vice President and
Road                                       Treasurer of Richard
Ligonier, PA 15658                         King Mellon
                                           Foundation (until
                                           June 1998); Trustee,
                                           R.K. Mellon Family
                                           Trusts (1981 - June
                                           2003); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and VI
                                           (1983-2002); Director
                                           of Aerostructures
                                           Corporation (aircraft
                                           manufacturer) (1996 -
                                           July 2003).

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John A. Nielsen    President     Since     President of the       N/A         N/A
                                 2004      Corporation, BBH
Birth Date:                                Trust, BBH Common
July 15, 1943                              Settlement Fund,
                                           Inc., BBH Common
140 Broadway                               Settlement Fund II,
New York, NY 10005                         Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since January 2004);
                                           He joined Brown
                                           Brothers Harriman &
                                           Co. ("BBH & Co.") in
                                           1968 and has been a
                                           Partner of the firm
                                           since 1987.

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.         Vice          Since     Vice President,        N/A         N/A
Martins            President,    2002      Treasurer, Principal
                   Treasurer,              Accounting Officer,
Birth Date:        Principal               Principal Financial
November 5, 1965   Accounting              Officer and Principal
                   Officer and             Financial Officer of
140 Broadway       Principal               the Corporation, BBH
New York, NY 10005 Financial               Trust, BBH Common
                   Officer                 Settlement Fund,
                                           Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio;
                                           Vice President (since
                                           April 2002) and
                                           Assistant Vice
                                           President of BBH &
                                           Co. (December 1996 -
                                           March 2002).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones      Secretary     Since     Secretary of the       N/A         N/A
                                 2002      Corporation, BBH
Birth Date:                                Trust, BBH Common
October 26, 1953                           Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and the BBH U.S.
15222-3779                                 Money Market
                                           Portfolio (since
                                           August 2002);
                                           Counsel, ReedSmith,
                                           LLP (since October
                                           2002); Corporate
                                           Counsel (January 1997
                                           to September 2002)
                                           and Vice President
                                           January 1999 to
                                           September 2002 of
                                           Federated Services
                                           Company.

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain   Vice          Since     Vice President of the  N/A         N/A
                   President     2002      Corporation, BBH
Birth Date:                                Trust, BBH Common
September 3, 1959                          Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and BBH U.S. Money
15222-3779                                 Market Portfolio
                                           (since August 2002);
                                           Senior Vice
                                           President, Federated
                                           Services Company
                                           (since November 1997).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin   Vice          Since     Vice President of the  N/A         N/A
                   President     2002      Corporation, BBH
Birth Date:                                Trust, BBH Common
May 30, 1960                               Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue,                                    Inc., BBH Fund, Inc.
Pittsburgh, PA                             and BBH U.S. Money
15222-3779                                 Market Portfolio
                                           (since August 2002);
                                           Vice President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor R. Siclari  Assistant     Since     Assistant Secretary    N/A         N/A
                   Secretary     2002      of the Corporation,
Birth Date:                                BBH Trust, BBH Common
November 17, 1961                          Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and BBH U.S. Money
15222-3779                                 Market Portfolio
                                           (since August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice President
                                           (March 1996 -
                                           September 2002) and
                                           Senior Corporate
                                           Counsel of Federated
                                           Investors, Inc. (July
                                           1998 - September
                                           2002).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn    Assistant     Since     Assistant Secretary    N/A         N/A
                   Secretary     2002      of the Corporation,
Birth Date: May                            BBH Trust, BBH Common
4, 1966                                    Settlement Fund,
                                           Inc., BBH Common
140 Broadway                               Settlement Fund II,
New York, NY 10005                         Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Assistant Vice
                                           President (since
                                           April 2003) and
                                           Associate of BBH &
                                           Co. (April 1996-March
                                           2003).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith      Assistant     Since     Assistant Treasurer    N/A         N/A
                   Treasurer     2002      of the Corporation,
Birth Date:                                BBH Trust, BBH Common
August 2, 1965                             Settlement Fund,
                                           Inc., BBH Common
50 Milk Street                             Settlement Fund II,
Boston, MA 02109                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate (September
                                           2000-August 2001);
                                           Senior Analyst of BBH
                                           & Co. (June 1999 -
                                           August 2000); and
                                           Manager, Fund
                                           Administration, State
                                           Street Bank and Trust
                                           Company (June 1997 -
                                           May 1999).

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Gregory V.         Assistant     Since     Assistant Treasurer    N/A         N/A
Lomakin            Treasurer     2002      of the Corporation,
                                           BBH Trust, BBH Common
Birth Date:                                Settlement Fund,
February 23, 1965                          Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund, Inc.
Boston, MA 02109                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Vice President (since
                                           April 2003),
                                           Assistant Vice
                                           President (September
                                           - March 2003), and
                                           Associate of BBH &
                                           Co. (May 1992-
                                           September 2001).

------------------------------------------------------------------------------------------


# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has four series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

      The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

      The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.



Director Equity Ownership As Of 12/31/03
---------------------------------------------------------------------------
Name of Director          Dollar Range of Equity   Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Clifford A. Clark         None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

      As of February 10, 2004, the Directors and Officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

      Class N shares                Percentage              Shares Owned
      Charles Schwab                49.83%                  17,406,199
      BBH & Co.                     31.57%                  11,028,589
      National Financial
      Services Corp.                12.40%                  4,332,534

      Class I shares                Percentage              Shares Owned
      BBH & Co.                     53.03%                  3,787,261
      LaCross and Company           15.45%                  1,103,482
      National Financial
      Services Corp.                8.42%                   601,571
      Key Bank, N.A.                5.66%                   404,132
      LaSalle Bank, N.A.            5.34%                   381,716

      As of February 10, 2004, the partners of Brown Brothers Harriman, together with their immediate family members, owned less than 1% of the Class N shares and Class I shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 5,254,861 shares of the Fund's Class N shares(15.04%) and 1,926,961 shares of the Fund's Class I shares (32.59%), as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

      Each Director of the Corporation receives a base annual fee of $40,000 and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). The Chairman of the Board will receive an additional fee of $10,000 per year and the Chairman of the Audit Committee will receive an additional fee of $5,000 per year. The Director compensation is based on four quarterly held meetings per year. In the event that an additional special meeting is called, each Director that attends, either in person or by telephone, will be compensated an additional $2,000 per meeting.


Director Compensation For Fiscal Year Ended 10/31/03

--------------------------------------------------------------------------------
Name of Person,       Aggregate      Pension or     Estimated     Total
Position              Compensation   Retirement     Annual        Compensation
                      from Fund      Benefits       Benefits      from Fund
                                     Accrued as     upon          Complex^ paid
                                     Part of Fund   Retirement    to Director
                                     Expenses
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph V. Shields,    $2,032.70      None           None          $36,500
Jr., Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eugene P. Beard,      $1,709.94      None           None          $29,500
Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard L.            $1,802.15      None           None          $31,500
Carpenter, Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David P. Feldman,     $1,802.15      None           None          $31,500
Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
J. Angus Ivory,       $1,709.94      None           None          $29,500
Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan G. Lowy,         $1,709.94      None           None          $29,500
Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arthur D.             $1,802.15      None           None          $31,500
Miltenberger,
Director
--------------------------------------------------------------------------------
^  See corresponding note to "Directors" table, above.

      Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS
     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

Voting Proxies on Fund Portfolio Securities
The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Investment Adviser's general policy is to cast proxy votes in favor of proposals that the Investment Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Investment Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Investment Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Investment Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Investment Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Investment Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Investment Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Investment Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Investment Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Investment Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Investment Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Investment Adviser typically votes against such measures in other contexts.

The  Investment  Adviser  generally  votes  against  proposals   submitted  by
shareholders without the favorable recommendation of a company's board. The Investment Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Investment Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Investment Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Investment Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Investment
Adviser by the Board in accordance with the proxy voting policies. The Investment Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting
Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Investment Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser or Distributor. This may occur where a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Investment Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Investment Adviser have influenced proxy votes. Any employee of the Investment Adviser who is contacted by an Interested Company regarding proxies to be voted by the Investment Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Investment Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy
Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Investment Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Investment Adviser voted as it did.

If the Fund holds shares of another investment company for which the Investment Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Investment Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

INVESTMENT ADVISER
     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The amended and restated Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated August 4, 2003 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 10, 2003. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund incurred $268,258, $386,819 and $151,759, respectively, for advisory services.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement.
Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

      As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Investment Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

      In assessing the Investment Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Investment Adviser's industry standing and reputation and in the expectation that the Investment Adviser will have a continuing role in providing advisory services to the Fund.

      The Board also considers the compensation and benefits received by the Investment Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Investment Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Investment Adviser's compensation: the nature and quality of the services provided by the Investment Adviser, including the performance of the Fund; the Investment Adviser's cost of providing the services; the extent to which the Investment Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Investment Adviser and its affiliates as a result of the Investment Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Investment Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

      The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Investment Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Investment Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Investment Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

      The Board also receives financial information about the Investment Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

      The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS
     Brown Brothers Harriman Trust Company, LLC (the "Administrator") acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated November 1, 1993 and amended and restated August 4, 2003) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 10, 2003. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940
Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund incurred $371,612, $154,728 and $60,704, respectively, for administrative services.

     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR
     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Agreement dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Agreement was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT
     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares and Class A shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares and Class A shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares or Class A Shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares and Class A shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

FINANCIAL INTERMEDIARIES
     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares and Class A shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial
Intermediary as agent with respect to shareholders of and prospective investors in Class N shares and Class A shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares or Class A shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares and Class A shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N and Class A shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares or Class A shares. Customer orders are priced at the NAV for Class N shares and Class A shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares or Class A shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS
        The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares or Class A shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares or Class A shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares and Class A shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

EXPENSE PAYMENT AGREEMENT
Brown Brothers Harriman Trust Company, LLC (BBHTC) paid certain expenses of the Fund and received a fee from the Fund, computed and paid monthly, after such fee the aggregate expenses would not exceed 0.65% of Class N shares' average daily net assets, 0.40% of Class I shares' average daily net assets, and 0.95% of Class A shares' average daily net assets. For the period from November 1, 2002 through July 31, 2003, BBHTC incurred $1,604,314 in expenses, including investment advisory fees of $660,772, shareholder servicing/eligible institution fees specific to Class N and Class A of $576,207 and custody fees of $133,843 paid to BBH on behalf of the Fund. The Fund's expense payment fee agreement terminated on July 31, 2003.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund.

     As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's NAV.

     Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS
     Deloitte  &  Touche  LLP,  Boston,   Massachusetts  are  the  independent
auditors for the Fund.

NET ASSET VALUE

     The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas). The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

The following table sets forth average annual total return information for Class N shares and Class I shares for the periods ended December 31, 2003:

                       1 Year                            10 Years
                                   5 Years
                                   (Annualized)          (Annualized)*
Class N shares
Total Return
  Before Taxes         7.25%       9.64%                 6.81%
  After Taxes on
  Distributions        4.92%       7.17%                 4.50%
  After Taxes on
  Distributions and
  Sale of Shares       4.84%       6.70%                 4.35%

* The inception date for the Fund was July 23, 1992. On February 20, 2001 all outstanding shares were reclassified as "Class N".


                       1 Year      Start of
                                   Performance on
                                   August 14, 2001
                                   ------------------
                                   (Annualized)
Class I shares
Total Return
  Before Taxes         7.45%       9.82%
  After Taxes on       5.05%       7.29%
  Distributions
  After Taxes on       4.97%       6.84%
  Distributions
  and Sale of Shares

------------------------------------------------------------------------------
As Class A shares is a newly created share class of the Fund, (March 4, 2003) average annual total return information will be available once the share class has completed one year of performance.

     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Salomon Brothers Inflation-Linked Securities) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the NAV of the Fund's portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

     An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.


FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").
Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes;
that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     During periods of rising interest rates, the Investment Adviser may have to dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund's distribution requirements. Generally, an inflation-adjusted increase in principal is required to be included as income in the year the increase occurs even though the investor will not receive payment of amounts equal to such increase until the security matures. During periods of rising interest rates, the Fund will be required to accrue an increasing amount of inflation-adjusted income. The Fund will be required to distribute dividends equal to substantially all of its net investment income, including the daily accretion of inflation adjustments accrued by the Fund with respect to IIS for which the Fund receives no payments in cash prior to their maturity.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund"s fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH
Inflation-Indexed Securities Fund Class N, 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class I, and
25,000,000  shares  have been  classified  as shares of BBH  Inflation-Indexed
Securities Fund Class A. The Board of Directors also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, five of which also offer Class N and Class I shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to a one full vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary, may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

     It is expected that the investment of the Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     The portfolio of the Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2003, 2002 and 2001, the portfolio turnover rate for the Fund was 393%, 458% and 325%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

     The securities in which the Fund invests are traded primarily in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

NOTE RATINGS

     Notes rated MIG-1 by Moody's are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1. The commercial paper rating Prime-1 is the highest commercial paper rating assigned by Moody's and denotes that the issuer has superior capacity for repayment. Among the factors considered by Moody's in assigning note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     With respect to notes, an SP-1 rating indicates a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. SP-2 denotes a satisfactory capacity to pay principal and interest. The commercial paper rating A-1 is the highest paper rating assigned by Standard & Poor's and indicates a strong degree of safety regarding timely payments. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Among the factors considered by Standard & Poor's in assigning bond, note and commercial paper ratings are the following: (i)
trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual  reports  containing  unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2003 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.





































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[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS
FEBRUARY 28, 2004

BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES
CLASS I SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      5

Fund Performance                                           10

Fees and Expenses of the Fund                              12

Investment Adviser                                         14

Shareholder Information                                    15

Financial Highlights                                       22

Additional Information                                     25

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances at least 80% of the assets of the Fund are invested in equity securities of companies in the developed markets of the world, excluding the United States and Canada. Developed markets are those markets included in the Morgan Stanley Capital International--Europe Australia Far East Index. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies national security exchanges or over-the-counter markets.

The Fund employs a manager of managers approach whereby portions of the Fund are allocated to different investment subadvisers who employ distinct investment styles. The Fund currently uses a subadviser that employs a growth style and one that employs a value style. In addition, the Investment Adviser may also manage a portion of the Fund's assets in a core style of investing.

Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their intrinsic value based on earnings, book or asset value, revenues, and cash flow. Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. Core style emphasizes selection of undervalued securities from the broad equity market in order to replicate country and sector weightings of a broad international market index. The subadvisers will select the individual equity securities for the assets assigned to them.

Other subadvisers may be added in the future to complement these styles. The Investment Adviser monitors the allocation between the subadvisers to achieve its diversification goals, and rebalances assets among subadvisers from time-to-time based on its assessment of market trends with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility. The Investment Adviser monitors the subadvisers by reviewing their portfolio performance and characteristics, departures of key personnel and other relevant topics. Quantitative evaluations including evaluations of performance and portfolio characteristics will be performed at least quarterly.

The Investment Adviser may invest the Fund's assets that it manages in stock index futures, equity index swaps, exchange traded funds or other similar investments to expose those assets to the performance of the international equity markets or market sectors. The Investment Adviser also manages the Fund's liquidity reserves and invests those reserves in liquid short-term investments, including deposits with the custodian and other banks.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity securities.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

MARKET RISK:


This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

FOREIGN INVESTMENT RISK:


Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the Fund. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid so that the Fund may not be able to initiate a transaction or liquidate a position at an advantageous time or price. Prices of foreign securities are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

The foreign investments made by the Fund are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of its respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

DEVELOPING COUNTRIES:

The Fund may invest the assets of the Fund in securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

MID-CAP RISK:


The value of individual securities or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

DIVERSIFICATION RISK:


The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

DERIVATIVES RISK:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. The Fund's use of derivative instruments involves risk different from, or possibly greater than, the risk associated with investing directly in securities and other traditional investments. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures contracts are a type of derivative that the Fund may use for hedging purposes. The effectiveness of entering into futures contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a futures contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the futures contract. Accordingly, the successful use of futures contracts is subject to the Investment Adviser's or a subadviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a futures contract had not been purchased. Brokerage costs are incurred in entering into and maintaining futures contracts.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE

The following bar chart and table gives an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table shows how the average annual returns of the Fund for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]


              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)


1996      8.05%
1997      1.05%
1998     16.17%
1999     44.60%
2000    (13.72%)
2001    (24.96%)
2002    (17.51%)
2003     26.98%

HIGHEST AND LOWEST RETURN (QUARTERLY 1996-2003)


                                                     RETURN     QUARTER ENDING
                                                     ------     --------------
Highest                                              24.28%           12/31/99

Lowest                                              (13.77)%           9/30/98


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2003)



                                                                                   START OF
                                                                                PERFORMANCE
                                                      1 YEAR     5 YEARS    (SINCE 4/1/95)*
                                                      ------     -------    ---------------
CLASS N SHARES
Return Before Taxes                                   26.98%     (0.26)%              3.37%
Return After Taxes on Distributions**                 26.99%     (0.56)%              3.17%
Return After Taxes on Distributions
  and Sale of Fund Shares**                           17.97%     (0.24)%              2.85%
CLASS I SHARES
Return Before Taxes                                   27.29%      0.12%               3.68%
Return After Taxes on Distributions**                 27.25%      0.12%               3.69%
Return After Taxes on Distributions
  And Sale of Fund Shares**                           18.22%      0.15%               3.17%
MSCI-EAFE (reflects no deduction
  for fees, expenses or taxes)                        38.60%     (0.05)%              4.01%



* Prior to 10/25/02, the Fund achieved its investment objective by investing all of its assets in the BBH International Equity Portfolio. Historical total return information for Class N shares for any period or portion thereof prior to the Class' commencement of operations (6/7/97) will be that of the portfolio. Historical total return information for Class I shares prior to the Class' commencement of operations (10/25/02) will be that of Class N shares. Each Class' performance has been adjusted to assume that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.
** After-Tax Returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-Tax Returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM AN INVESTOR'S ACCOUNT)


                                                      INTERNATIONAL EQUITY FUND
                                                      -------------------------
                                                        CLASS N       CLASS I
                                                        -------       -------
Maximum Sales Charge (Load)

Imposed on Purchases                                       None          None

Maximum Deferred Sales Charge (Load)                       None          None

Maximum Sales Charge (Load)

Imposed on Reinvested Dividends                            None          None

Redemption Fee (as a percentage of total
  redemption proceeds)(1)                                  2.00%         2.00%

Exchange Fee                                               None          None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                           CLASS N     CLASS I
                                                           -------     -------
Management Fees                                              0.65%       0.65%

Distribution (12b-1) Fees                                    None        None

Other Expenses(2)                                            0.63        0.40

Total Annual Fund Operating Expenses                         1.28%       1.05%



(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.
(2) Included within Other Expenses is an administration fee of 0.15% for Class N and Class I shares and a Shareholder Servicing/Eligible Institution Fee of 0.25% for Class N shares only.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of the Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:



                                                        CLASS N      CLASS I
                                                        -------      -------
1 YEAR                                                  $   132      $   109

3 YEARS                                                 $   412      $   340

5 YEARS                                                 $   713      $   590

10 YEARS                                                $ 1,568      $ 1,306

INVESTMENT ADVISER


The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2003, it managed total assets of approximately $36 billion.


The Investment Adviser employs a "manager-of-managers" investment approach, whereby it allocates the Fund's assets among the Fund's subadvisers--currently, Walter Scott & Partners Limited ("Walter Scott") and Delaware International Advisers Ltd. ("Delaware"). The Investment Adviser oversees the subadvisers and evaluates their results. The Investment Adviser reviews portfolio performance, characteristics, departures of key personnel of the subadvisers and any other relevant topics. The Investment Adviser also analyzes and monitors economic trends and monetary policy on a continuous basis. The holdings of the Fund and the allocation of assets to the subadvisers are regularly reviewed with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility.


A team of managers at Walter Scott is responsible for managing the growth component of the Fund. Walter Scott has been managing assets for its institutional clients since 1983. The address of Walter Scott is: Millburn Tower, Gogar, Edinburgh, EH129BS, UK.

A team of managers at Delaware is responsible for managing the value component of the Fund. Delaware has been sub-advising registered investment companies since 1992. The address of Delaware is: 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

The Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel). The Investment Adviser has delegated daily management of the Fund's assets to Walter Scott and Delaware, who are paid by the Investment Adviser and not by the Fund.


SHAREHOLDER INFORMATION

NET ASSET VALUE


The Corporation normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange
(NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Director's of the Corporation. If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by the Director's of the Corporation.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.


DESCRIPTION OF SHARE CLASSES


The Fund offers Class N shares and Class I shares through this prospectus. Currently purchases of Class I shares are only available to existing Class I shareholders. Class N shares and Class I shares of the Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the Fund, may be purchased at NAV without a sales charge.


PURCHASE OF SHARES


The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation then executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.


An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.

INVESTMENT MINIMUMS*

Minimum initial and subsequent purchase amounts for the Fund vary depending on the class of shares you buy.


INTERNATIONAL EQUITY FUND

                                                        CLASS N       CLASS I
------------------------------------------------------------------------------
Initial purchases                                     $ 100,000    $ 5,000,000

Subsequent purchases                                  $  25,000    $    25,000


* Brown Brothers Harriman, the fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each eligible institution and each financial intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES

The Corporation executes redemption requests at the NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Transfer Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


REDEMPTIONS BY THE CORPORATION


The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $5,000,000 for Class I shares of the Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in the Fund or class thereof falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.


FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.


The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

REDEMPTION FEE


Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.


DIVIDENDS AND DISTRIBUTIONS


The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as dividend, and substantially all of the Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES


Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand the Fund's Class N shares and Class I shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

BBH INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A CLASS N SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                         FOR THE YEARS ENDED OCTOBER 31,
                                     ------------------------------------------------------------------------
                                        2003           2002           2001           2000             1999
                                     ----------     ----------     ----------     ----------       ----------
Net asset value, beginning of year   $     8.03     $     9.34     $    13.29     $    13.04       $    10.09
Income from investment operations:
   Net investment income (loss)            0.08(1)        0.03(1)        0.13          (0.03)(1)        (0.02)
   Net realized and unrealized
     gain (loss)                           1.19          (1.34)         (3.92)          0.93             3.00
Less dividends and distributions:
   From net investment income             (0.02)             -          (0.08)             -                -
   In excess of net investment
     income                                   -              -              -          (0.32)           (0.03)
   From net realized gains                    -              -          (0.08)         (0.33)               -
                                     ----------     ----------     ----------     ----------       ----------
Net asset value, end of year         $     9.28     $     8.03     $     9.34     $    13.29       $    13.04
                                     ==========     ==========     ==========     ==========       ==========
Total return                              15.87%        (14.03)%       (28.94)%         6.71%           29.57%
Ratios/Supplemental data:
   Net assets, end of year
     (000's omitted)                 $   98,376     $   97,868     $  113,353     $  115,739       $   59,961
   Ratio of expenses to average
     net assets                            1.28%          1.35%(2)       1.24%(2)       1.37%            1.50%
   Ratio of net investment income
     (loss) to average net assets          0.98%          0.34%          0.18%         (0.24)%          (0.25)%
   Portfolio turnover rate                   74%            36%(3)         21%(3)         37%(3)           86%(3)



(1) Calculated using average shares outstanding for the year.

(2) Includes the Fund's share of expenses paid by the Portfolio and excludes the impact of the Portfolio's expense offset arrangement. Including the Fund's share of the expense offset arrangement reduces the Fund's ratio to average net assets to 1.34% and 1.15% for the years ended October 31, 2002 and October 31, 2001, respectively.

(3) Portfolio turnover rate is that of the Portfolio in which the Fund invested through October 30, 2002.

SELECTED PER SHARE DATA AND RATIOS FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                         FOR THE PERIOD FROM
                                                                           OCTOBER 30, 2002
                                                      FOR THE              (COMMENCEMENT OF
                                                    YEAR ENDED           OPERATIONS) THROUGH
                                                 OCTOBER 31, 2003          OCTOBER 31, 2002
                                                 ----------------        --------------------
Net asset value, beginning of period                $     8.03              $     7.95
Income from investment operations:
   Net investment income                                  0.11(1)                 0.00(2)
   Net realized and unrealized gain                       1.18                    0.08
Less dividends and distributions:
   From net investment income                            (0.02)                      -
                                                    ----------              ----------
Net asset value, end of period                      $     9.30              $     8.03
                                                    ==========              ==========
Total return                                             16.18%                   1.01%
Ratios/Supplemental data:
   Net assets, end of period (000's omitted)        $   58,426              $   15,722
   Ratio of expenses to average net assets                1.05%                   1.08%(3)
   Ratio of net investment income
     to average net assets                                1.34%                   1.77%(3)
   Portfolio turnover rate                                  74%                     36%(1),(4)



(1) Calculated using average shares outstanding for the year.

(2) Less than $0.01.

(3) Annualized.

(4) Portfolio turnover rate is that of the Portfolio in which the Fund invested through October 30, 2002.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:

By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139.

[BROWN BROTHERS HARRIMAN LOGO]





















                          STATEMENT OF ADDITIONAL INFORMATION

                             BBH INTERNATIONAL EQUITY FUND
                                     Class N Shares
                                     Class I Shares

                      40 Water Street, Boston, Massachusetts 02109

                                   February 28, 2004



     BBH International Equity Fund (the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), and a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated October 31, 2003 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2004, a copy of which may be obtained from the Corporation at the address noted above.


     A complete list of the Fund's portfolio holdings is available on the Fund's website, on a monthly basis, fifteen business days after the month end. The Fund's website address is http://bbhfunds.com.



Table of Contents

                                                                        Page

Investments                                                             3
      Investment Objective and Policies                                 3
      Investment Restrictions                                           9
Management                                                              11
      Board of Directors                                                16
      Code of Ethics                                                    18
Investment Adviser                                                      21
Administrators                                                          23
      Distributor                                                       24
      Shareholder Servicing Agent                                       24
      Financial Intermediaries                                          25
      Eligible Institutions                                             25
      Expense Payment Agreement                                         26
      Custodian, Transfer and Dividend Disbursing Agent                 26
      Independent Auditors                                              26
Net Asset Value                                                         27
Computation of Performance                                              28
Purchases and Redemptions                                               30
Federal Taxes                                                           30
Description of Shares                                                   33
Portfolio Brokerage Transactions                                        35
Additional Information                                                  36
Financial Statements                                                    37

                                      INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

      Domestic Investments

     The assets of the Fund are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

Hedging Strategies

     Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Corporation to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

     The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund. In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Fund's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of a Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Fund, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which a Fund seeks a hedge.

Foreign Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser on behalf of the Fund may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

Loans of Portfolio Securities

     Loans of portfolio securities up to 30% of the total value of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation.

Short-Term Investments

     Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.


Government Securities

     The assets of the Fund may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value (NAV). The Fund maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Investment Company Securities

     Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Fund's total assets would be so invested, (ii) 5% or less of the market value of the Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


Repurchase Agreements

     Repurchase agreements may be entered into for the Fund only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested by the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral of the Fund may be delayed or limited in certain circumstances.

INVESTMENT RESTRICTIONS

     The Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information").

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

     (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     Non-Fundamental Restrictions. The Fund may invest up to 100% of its assets in other investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund: (i) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; (ii) invest less than 80% of the assets of the Fund in equity securities of companies in the developed markets of the world, excluding the United States and Canada.
Developed markets are those markets included in the Morgan Stanley Capital International - Europe Australia Far East Index. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies, national security exchanges or over-the-counter markets. (iii) the Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world. These policies are not fundamental and may be changed without shareholder or investor approval.

     Percentage and Rating Restrictions. Except with respect to the borrowing restriction, if a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.



------------------------------------------------------------------------------------------
Name, Birth Date   Position(s)   Term of   Principal              Number of   Other
and Address        Held with     Office#   Occupation(s) During   Funds in    Director-ships
                   Corporation   and       Past 5 Years           Fund        Held by
                                 Length                           Complex     Director
                                 of Time                          Overseen
                                 Served                           by
                                                                  Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V. Shields  Chairman of   Since     Managing Director,     11          None
Jr. Birth Date:    the Board     1990      Chairman and Chief
March 17, 1938     and Director            Executive Officer of
Shields & Company                          Shields & Company
140 Broadway                               (registered
New York, NY 10005                         broker-dealer and
                                           member of New York
                                           Stock Exchange);
                                           Chairman of Capital
                                           Management
                                           Associates, Inc.
                                           (registered
                                           investment adviser);
                                           Vice Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard    Director      Since     Retired; Vice          11          Director
Birth Date: March                1993      Chairman -                         of Old
17, 1935                                   Finance/Operations                 Westbury
The Interpublic                            (until February 2002)              Funds (5
Group of                                   and Special Advisor                Funds);
Companies, Inc.                            (February 2001 -                   Trustee of
372 Danbury, Road                          Present), The                      Sandhill
2nd Floor,                                 Interpublic Group of               Investment
Wilson, CT                                 Companies, Inc.                    Fund II.
06897-2530
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard L.         Director      Since     Retired; Director of   11          None
Carpenter                        1999      Investments,
Birth Date: March                          Pennsylvania Public
17, 1933                                   School Employees'
10820 North La                             Retirement System
Quinta Drive,                              (until December 1997).
Tucson, AZ 85737
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman   Director      Since     Retired; Chairman and  11          Director
Birth Date:                      1990      CEO of AT&T                        of Dreyfus
November 16, 1939                          Investment Management              Mutual
3 Tall Oaks Drive                          Corporation (until                 Funds (59
Warren, NJ 07059                           May 1997); Director                Funds)
                                           of Jeffrey Co. (1992
                                           to present); Director
                                           of QMED (1999 -
                                           present).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory     Director      Since     Retired; Director of   11          None
Birth Date: July                 1999      Brown Brothers
31, 1932                                   Harriman Ltd.
Greenway Farm,                             (subsidiary of Brown
Tockenham,                                 Brothers Harriman &
Swindon,                                   Co.) (until December
Wiltshire, SN4                             2001); Advisor, RAF
7PP England                                Central Fund (1992 -
                                           June 2003).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy       Director      Since     Private Investor.      11          None
Birth Date: April                1993
17, 1939
4111 Clear Valley
Drive
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.          Director      Since     Retired; Executive     11          None
Miltenberger                     1992      Vice President and
Birth Date:                                Chief Financial
November 8, 1938                           Officer of Richard K.
503 Darlington                             Mellon and Sons
Road                                       (until June 1998);
Ligonier, PA 15658                         Vice President and
                                           Treasurer of Richard
                                           King Mellon
                                           Foundation (until
                                           June 1998); Trustee,
                                           R.K. Mellon Family
                                           Trusts (1981 - June
                                           2003); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and VI
                                           (1983-2002); Director
                                           of Aerostructures
                                           Corporation (aircraft
                                           manufacturer) (1996 -
                                           July 2003).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John A. Nielsen    President     Since     President of the       N/A         N/A
                                 2003      Corporation, BBH
Birth Date:                                Trust, BBH Common
July 15, 1943                              Settlement Fund,
140 Broadway New                           Inc., BBH Common
York, NY 10005                             Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since January 2004);
                                           He joined Brown
                                           Brothers Harriman &
                                           Co. ("BBH & Co.") in
                                           1968 and has been a
                                           Partner of the firm
                                           since 1987.


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.         Vice          Since     Vice President,        N/A         N/A
Martins            President,    2002      Treasurer, Principal
Birth Date:        Treasurer,              Accounting Officer,
November 5, 1965   Principal               Principal Financial
140 Broadway       Accounting              Officer and Principal
New York, NY 10005 Officer and             Financial Officer of
                   Principal               the Corporation, BBH
                   Financial               Trust, BBH Common
                   Officer                 Settlement Fund,
                                           Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio;
                                           Vice President (since
                                           April 2002) and
                                           Assistant Vice
                                           President of BBH &
                                           Co. (December 1996 -
                                           March 2002).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones      Secretary     Since     Secretary of the       N/A         N/A
Birth Date:                      2002      Corporation, BBH
October 26, 1953                           Trust, BBH Common
1001 Liberty                               Settlement Fund,
Avenue                                     Inc., BBH Common
Pittsburgh, PA                             Settlement Fund II,
15222-3779                                 Inc., BBH Fund, Inc.
                                           and the BBH U.S.
                                           Money Market
                                           Portfolio (since
                                           August 2002);
                                           Counsel, ReedSmith,
                                           LLP (since October
                                           2002); Corporate
                                           Counsel (January 1997
                                           to September 2002)
                                           and Vice President
                                           January 1999 to
                                           September 2002 of
                                           Federated Services
                                           Company.

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain   Vice          Since     Vice President of the  N/A         N/A
Birth Date:        President     2002      Corporation, BBH
September 3, 1959                          Trust, BBH Common
1001 Liberty                               Settlement Fund,
Avenue                                     Inc., BBH Common
Pittsburgh, PA                             Settlement Fund II,
15222-3779                                 Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Senior Vice
                                           President, Federated
                                           Services Company
                                           (since November 1997).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin   Vice          Since     Vice President of the  N/A         N/A
Birth Date:        President     2002      Corporation, BBH
May 30, 1960                               Trust, BBH Common
1001 Liberty                               Settlement Fund,
Avenue,                                    Inc., BBH Common
Pittsburgh, PA                             Settlement Fund II,
15222-3779                                 Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Vice President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor R. Siclari  Assistant     Since     Assistant Secretary    N/A         N/A
Birth Date:        Secretary     2002      of the Corporation,
November 17, 1961                          BBH Trust, BBH Common
1001 Liberty                               Settlement Fund,
Avenue                                     Inc., BBH Common
Pittsburgh, PA                             Settlement Fund II,
15222-3779                                 Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice President
                                           (March 1996 -
                                           September 2002) and
                                           Senior Corporate
                                           Counsel of Federated
                                           Investors, Inc. (July
                                           1998 - September
                                           2002).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn    Assistant     Since     Assistant Secretary    N/A         N/A
Birth Date: May    Secretary     2002      of the Corporation,
4, 1966                                    BBH Trust, BBH Common
140 Broadway                               Settlement Fund,
New York, NY 10005                         Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Assistant Vice
                                           President (since
                                           April 2003) and
                                           Associate of BBH &
                                           Co. (April 1996-March
                                           2003).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith      Assistant     Since     Assistant Treasurer    N/A         N/A
Birth Date:        Treasurer     2002      of the Corporation,
August 2, 1965                             BBH Trust, BBH Common
50 Milk Street                             Settlement Fund,
Boston, MA 02109                           Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate (September
                                           2000-August 2001);
                                           Senior Analyst of BBH
                                           & Co. (June 1999 -
                                           August 2000); and
                                           Manager, Fund
                                           Administration, State
                                           Street Bank and Trust
                                           Company (June 1997 -
                                           May 1999).

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Gregory V.         Assistant     Since     Assistant Treasurer    N/A         N/A
Lomakin            Treasurer     2002      of the Corporation,
Birth Date:                                BBH Trust, BBH Common
February 23, 1965                          Settlement Fund,
50 Milk Street                             Inc., BBH Common
Boston, MA 02109                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Vice President (since
                                           April 2003),
                                           Assistant Vice
                                           President (September
                                           - March 2003), and
                                           Associate of BBH &
                                           Co. (May 1992-
                                           September 2001).

------------------------------------------------------------------------------------------


# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has four series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.

                        Director Equity Ownership As Of 12/31/03

---------------------------------------------------------------------------
Name of Director          Dollar  Range of  Equity Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

     As of December 31, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 177,593 shares (0.0(1)%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 6,388,604 shares (0.06%) of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

(1) Represents less than 0.01%.

     As of February 10, 2004, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation and to the knowledge of the Corporation no person owned beneficially more than 5% of the outstanding shares of the Fund, except that BBH owned 11,466,547 shares (94.95%).


COMPENSATION

     Each Director of the Corporation receives a base annual fee of $40,000 and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). The Chairman of the Board will receive an additional fee of $10,000 per year and the Chairman of the Audit Committee will receive an additional fee of $5,000 per year. The Director compensation is based on four quarterly held meetings per year. In the event that an additional special meeting is called, each Director that attends, either in person or by telephone, will be compensated an additional $2,000 per meeting.

               Director Compensation For the Calendar Year Ended 12/31/03

-----------------------------------------------------------------------------
 Name of Person,    Aggregate      Pension or     Estimated        Total
    Position       Compensation    Retirement       Annual     Compensation
                    from Fund       Benefits    Benefits upon    from Fund
                                   Accrued as     Retirement     Complex^
                                  Part of Fund                    paid to
                                    Expenses                     Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Joseph V.         $1,408.98      None           None           $36,500
Shields, Jr.,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Eugene P. Beard,  $1,285.10      None           None           $29,500
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Richard L.        $1,320.49      None           None           $31,500
Carpenter,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
David P.          $1,320.49      None           None           $31,500
Feldman, Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
J. Angus Ivory,   $1,285.10      None           None           $29,500
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Alan G. Lowy,     $1,285.10      None           None           $29,500
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Arthur D.         $1,320.49      None           None           $31,500
Miltenberger,
Director
-----------------------------------------------------------------------------

^ See corresponding note to "Directors" table, above.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrators, the Corporation requires no employees other than its Officers, and the Officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

Voting Proxies on Fund Portfolio Securities
The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Investment Adviser's general policy is to cast proxy votes in favor of proposals that the Investment Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Investment Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Investment Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Investment Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Investment Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights. On matters relating to management compensation, generally the Investment Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Investment Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Investment Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Investment Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Investment Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Investment Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Investment Adviser typically votes against such measures in other contexts.

The Investment Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Investment Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Investment Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Investment Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Investment Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Investment Adviser by the Board in accordance with the proxy voting policies. The Investment Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Investment Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser or Distributor. This may occur where a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Investment Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Investment Adviser have influenced proxy votes. Any employee of the Investment Adviser who is contacted by an Interested Company regarding proxies to be voted by the Investment Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Investment Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Investment Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Investment Adviser voted as it did. In its discretion, the Proxy Committee may consult with one or more members of the Fund's Board before voting a proxy relating to a proposal affecting an Interested Company.

If the Fund holds shares of another investment company for which the Investment Adviser (or an affiliate) acts as an Investment Adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Investment Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Amended and Restated Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated January 12, 2004 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940
Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Amended and Restated Investment Advisory Agreement was most recently approved by the Independent Directors on February 5, 2004. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund incurred $931,977, $1,089,228 and $1,184,502, respectively, for advisory fees.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers
Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Investment Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Investment Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Investment Adviser's industry standing and reputation and in the expectation that the Investment Adviser will have a continuing role in providing advisory services to the Fund.

     The Board also considers the compensation and benefits received by the Investment Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Investment Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Investment Adviser's compensation: the nature and quality of the services provided by the Investment Adviser, including the performance of the Fund; the Investment Adviser's cost of providing the services; the extent to which the Investment Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Investment Adviser and its affiliates as a result of the Investment Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Investment Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Investment Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Investment Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Investment Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Investment Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

SUBADVISERS

A team of managers at Walter Scott & Partners Limited ("Walter Scott") is responsible for managing the growth component of the Fund. The address of Walter Scott is: Millburn Tower, Gogar, Edinburgh, EH12 9BS, UK.

A team of managers at Delaware International Advisers Ltd. ("Delaware") is responsible for managing the value component of the Fund. The address of Delaware is: 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC (the "Administrator") acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The Amended and Restated Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated August 4, 2003) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 10, 2003. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets. For the fiscal years ended October 31, 2003, 2002 and 2001 the Fund incurred $215,071, $58,650 and $151,588, respectively, for administrative services.

     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Agreement dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Agreement was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

EXPENSE PAYMENT AGREEMENT

     Under an agreement dated May 6, 2003, the Administrator pays the Fund's expenses (see "Annual Fund Operating Expenses" in the Prospectus), other than fees paid to the Administrator under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, Brown Brothers Harriman Trust Company, LLC receives a fee from the Fund's Class N and Class I shares such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 1.35% and 1.10% of the average daily net assets of Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on December 31, 2004. Prior to May 1, 2002, the Fund had a similar expense payment arrangement with 59 Wall Street Administrators, Inc. pursuant to an agreement dated February 20, 2001. The Fund did not enforce the Expense Payment Agreement.



CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.

     Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

CODE OF ETHICS

The Corporation, the Investment Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).

NET ASSET VALUE

     The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

     The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sales price available before the time at which net assets are valued.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolios' Trustees. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

COMPUTATION OF PERFORMANCE

     The average annual total return of the Fund is calculated for any period by
(a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

     The annualized average rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.
Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     The following table sets forth average annual total return information for the periods ended December 31, 2003:

International Equity Fund
Class N shares         1 Year      5 Years               Start of Performance on
                                                         April 1, 1995
Total Return
  Before Taxes         26.98%       (0.26)%               3.37%(1)

  After Taxes on       26.99%       (0.56)%               3.17%
  Distributions

  After Taxes on
  Distributions
  and Sale of Shares   7.97%       (0.24)%               2.85%


                       1 Year      5 Years               Start of Performance on
                                                         April 1, 1995
Class I shares
Total Return
  Before Taxes         27.29%      0.12%                 3.68%(2)

  After Taxes on       27.25%      0.12%                 3.69%
  Distributions

  After Taxes on
  Distributions
  and Sale of Shares   18.22%      0.15%                 3.17%



(1) Class N Shares commenced operations on June 07, 1997. Performance prior to that date is that of the BBH International Equity Portfolio adjusted for the expenses of the Fund.

(2) Class I Shares commenced operations on October 25, 2002. Performance prior to that date is that of the BBH International Equity Portfolio adjusted for expenses of the Fund.

     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-EAFE Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued as on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is registered as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to their shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. Under Subchapter M of the Code, the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Dividends paid from the Fund are not eligible for the dividends-received deduction allowed to corporate shareholders because the net income of the Fund does not consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Fund's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Fund has held such options. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by the Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distributions. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

     Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders.

     In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

     Other Taxes. The Fund is subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH International Equity Fund Class N and 25,000,000 shares have been classified as shares of BBH International Equity Fund Class I. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are four such series in addition to the Fund, three of which also offer multiple classes of shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2003, 2002 and 2001, the portfolio turnover rate of the BBH International Equity Portfolio was 74%, 36% and 21%, respectively. The portfolio turnover rate is that of the BBH International Equity Portfolio in which the Fund invested through October 31, 2002. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the level of portfolio activity increases.

     In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. All of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     For the fiscal years ended October 31, 2002 and 2001, the aggregate commissions paid by the BBH International Equity Portfolio were $296,211 and $323,275, respectively. After October 28, 2002, commissions were paid by the Fund. The aggregate commissions paid by the Fund for the fiscal year ended October 31, 2003 were $547,731.

     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Corporation's Directors review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2003 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information of the Fund will be provided without charge to each person receiving this Statement of Additional Information.

[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS
FEBRUARY 28, 2004

BBH TAX-EFFICIENT EQUITY FUND
CLASS N SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS



Investment Objective                         3

Principal Investment Strategies              3

Principal Risk Factors                       6

Fund Performance                             8

Fees and Expenses of the Fund               10

Investment Adviser                          11

Shareholder Information                     12

Financial Highlights                        18

Additional Information                      19

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital on an after-tax basis.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances at least 80% of the net assets of the Fund are invested in publicly traded equity securities. Investments generally consist of equities issued by domestic firms, although equities of foreign-based companies may also be purchased if they are registered under the Securities Act of 1933.

The Investment Adviser focuses on identifying companies within the Russell 1000 Index whose common stock appears undervalued based on a fundamental research process that assesses price to value discrepancies on a 12 to 36 month time horizon. Since these price to value discrepancies are based on the Adviser's assessment of each company's economic profit and expected changes in economic profit relative to the company's current valuation, the Investment Adviser is able to take advantage of investment opportunities that range from growing companies with high returns on capital to companies trading at deep discounts to their intrinsic value based on discounted cash flow.

Stocks are purchased for the Fund only when the Investment Adviser believes that the "margin of safety" in the price to value discrepancy is sufficiently large to offset the risks associated with owning the issue. Sector and industry allocation and style exposure are a residual of the stock selection process. The Fund typically holds a well-diversified portfolio of 50-65 issues so that no one company or industry will dominate results.

In evaluating stocks for purchase the Investment Adviser uses a 3-pronged approach that includes industry analysis, company analysis, and valuation analysis. The Investment Adviser's industry analysis focuses on a structural analysis of the industry to determine whether industry participants should be able to earn attractive returns. In addition, the industry analysis concentrates on the stage of the industry development to determine whether the industry is in a growth, mature, or declining phase. In company analysis the Investment Adviser seeks to determine whether the company has or can achieve a sustainable competitive advantage through one of the three generic strategies: low cost producer, differentiation, or niche. Companies that exhibit both attractive industry growth and a sustainable competitive advantage that yields high returns on capital are evaluated using the Investment Adviser's growth models. Companies that lack these attributes are evaluated under the Investment Adviser's value models which estimate the intrinsic value of the company.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity securities.

The Investment Adviser applies investment strategies that should enable taxable investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. These strategies include:

- Focusing stock selection on each security's long-term investment potential, which typically results in a multi-year holding periods for an investment.

- Selective realization of losses within the Fund that can be used to offset realized gains.

- Holding stocks whenever practicable for one year so as to qualify for long term capital gains.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term increments that are not consistent with the Fund's investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

TAX MANAGEMENT RISK:

This is the risk that managing the Fund for after-tax returns may hurt the Fund's performance on a pre-tax basis. Because the Investment Adviser considers tax consequences in making investment decisions for the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.


MID-CAP RISK:

The value of individual securities or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

FOREIGN INVESTMENT RISK:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE


The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund's Class N shares from year to year. The table shows how the average annual returns of the Fund's Class N shares for the periods indicated compare to the Russell 1000 Index and the Standard's & Poor's 500 Index (S&P 500), each a broad-based market index.


When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]

              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

1999                25.11%
2000               (13.00)%
2001               (17.76)%
2002               (23.96)%
2003                20.34%


HIGHEST AND LOWEST RETURN (QUARTERLY 1998-2003)



                                RETURN   QUARTER ENDING
                                ------   --------------
Highest                          18.06%        12/31/99

Lowest                          (18.74)%       09/30/01

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS N SHARES (THROUGH DECEMBER 31, 2003)



                                                                                         START OF
                                                                                      PERFORMANCE
                                                                                           (SINCE
CLASS N SHARES                                              1 YEAR        5 YEARS      11/02/1998)
--------------                                            ----------    ----------     ----------
Return Before Taxes                                            20.34%        (3.89)%        (1.31)%
Return After Taxes on Distributions*                           20.26%        (3.93)%        (1.35)%
Return After Taxes on Distributions
   and Sale of Fund Shares                                     13.31%        (3.20)%        (1.09)%
S&P 500** (reflects no deduction of fees,
   expenses or taxes)                                          28.69%        (0.57)%         1.68%
Russell 1000 Index** (reflects no deduction of fees,
   expenses or taxes)                                          29.89%        (0.13)%         2.25%




* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
** The Fund's investment adviser has decided to change the Fund's broad-based market index from the S&P 500 to the Russell 1000 index because it is more reflective of the Fund's current investment strategy.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from an investor's account)


                                                                    CLASS N
                                                                    --------
Maximum Sales Charge (Load)

Imposed on Purchases                                                    None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load)

Imposed on Reinvested Dividends                                         None

Redemption Fee (as a percentage of total redemption proceeds)(1)        2.00%

Exchange Fee                                                            None



ANNUAL FUND OPERATING EXPENSES(1)

(Expenses that are deducted from Fund assets as a percentage of average net assets)


                                                                    CLASS N
                                                                    -------
Other Expenses
   Administration Fee                                                  0.15%
   Expense Payment Agreement(2)                                        1.05%
                                                                    -------

Total Annual Fund Operating Expenses                                   1.20%
                                                                    =======



(1) The redemption fee applies to any shares reedeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.
(2) The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares to 1.20%. Included within the expense payment agreement is a management fee of 0.65% And for Class N only a shareholder servicing/eligible institution fee of 0.25%.

EXAMPLE
This example is intended to help an investor compare the cost of investing in the Fund's Class N shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:


                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
                               ------  -------  -------  --------
Class N Shares                 $  122  $   381  $   660  $  1,455

INVESTMENT ADVISER


The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Directors of the BBH Fund, Inc. (the "Corporation"), Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2003, it managed total assets of approximately $36 billion.

A team, composed of investment managers with extensive equity research and stock selection experience at Brown Brothers Harriman, are jointly and primarily responsible for the day-to-day management of the Fund.

For its fiscal year ended October 31, 2003, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION

NET ASSET VALUE

The Corporation normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the NYSE is open for regular trading. The determination of the Fund's NAV per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Board of Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

DESCRIPTION OF SHARE CLASSES


The Fund offers Class N shares through this prospectus. Class N shares may be purchased at NAV without a sales charge. Class N shares do not convert to any other class of shares of the Fund.


PURCHASE OF SHARES

The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.


An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.

INVESTMENT MINIMUMS*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.


                                                                     CLASS N
-----------------------------------------------------------------------------
Initial purchases                                                  $  100,000

Subsequent purchases                                               $   25,000


* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES

The Corporation executes redemption requests at the next NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Transfer Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


REDEMPTIONS BY THE CORPORATION


The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.


FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


REDEMPTION FEE

With respect to Fund Shares purchased after April 1, 2004. Fund Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.


DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of the Fund's net income and any realized net short-term capital gains semi-annually as a dividend, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand the financial performance of the Fund. The information in the financial highlights table relates to Class N shares of the Fund. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                                                                FOR THE
                                                                                                              PERIOD FROM
                                                                                                           NOVEMBER 2, 1998
                                                                                                            (COMMENCEMENT
                                                              FOR THE YEARS ENDED OCTOBER 31,              OF OPERATIONS) TO
                                              -----------------------------------------------------------      OCTOBER 31,
                                                  2003            2002            2001            2000            1999
                                              -----------     -----------     -----------     ----------- -------------------
Net asset value, beginning of period          $      7.79     $      9.46     $     13.52     $     12.80     $     10.00
Income from investment operations:
   Net investment income (loss)                      0.04            0.01           (0.02)          (0.04)          (0.03)
   Net realized and unrealized gain (loss)           1.12           (1.68)          (3.97)           0.76            2.83
Less dividends and distributions:
   From net investment income                       (0.01)              -               -               -               -
   From net realized gains                              -               -           (0.07)              -               -
                                              -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                $      8.94     $      7.79     $      9.46     $     13.52     $     12.80
                                              ===========     ===========     ===========     ===========     ===========
Total return                                        14.34%         (17.65)%        (29.65)%          5.62%          28.00%
Ratios/Supplemental data:
   Net assets, end of period
     (000's omitted)                          $    47,201     $    82,607     $    40,833     $    51,765     $    36,498
   Expenses as a percentage of
     average net assets(1)                           1.20%           1.20%           1.20%           1.20%           1.20%(2)
   Ratio of net investment income
     (loss) to average net assets                    0.42%           0.17%          (0.21)%         (0.30)%         (0.25)%(2)
   Portfolio turnover rate                             44%             33%             53%             67%             37%(2)


----------

(1) Had the expense payment fee agreement
not been in place, the ratio of expenses
to average net assets would have been                1.36%           1.43%           1.46%           1.35%           1.29%(2)
as follows:



(2) Annualized.

ADDITIONAL INFORMATION

Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.

[CHART]

GROWTH OF A $1 INVESTMENT MADE IN 1925

                                          U.S.
                           LONG TERM    TREASURY
            COMMON STOCK  GOV'T BONDS     BILLS     INFLATION
Dec 1925     $        1   $        1   $        1   $        1
Jan 1926     $        1   $        1   $        1   $        1
Feb 1926     $        1   $        1   $        1   $        1
Mar 1926     $        1   $        1   $        1   $        1
Apr 1926     $        1   $        1   $        1   $        1
May 1926     $        1   $        1   $        1   $        1
Jun 1926     $        1   $        1   $        1   $        1
Jul 1926     $        1   $        1   $        1   $        1
Aug 1926     $        1   $        1   $        1   $        1
Sep 1926     $        1   $        1   $        1   $        1
Oct 1926     $        1   $        1   $        1   $        1
Nov 1926     $        1   $        1   $        1   $        1
Dec 1926     $        1   $        1   $        1   $        1
Jan 1927     $        1   $        1   $        1   $        1
Feb 1927     $        1   $        1   $        1   $        1
Mar 1927     $        1   $        1   $        1   $        1
Apr 1927     $        1   $        1   $        1   $        1
May 1927     $        1   $        1   $        1   $        1
Jun 1927     $        1   $        1   $        1   $        1
Jul 1927     $        1   $        1   $        1   $        1
Aug 1927     $        1   $        1   $        1   $        1
Sep 1927     $        1   $        1   $        1   $        1
Oct 1927     $        1   $        1   $        1   $        1
Nov 1927     $        1   $        1   $        1   $        1
Dec 1927     $        2   $        1   $        1   $        1
Jan 1928     $        2   $        1   $        1   $        1
Feb 1928     $        2   $        1   $        1   $        1
Mar 1928     $        2   $        1   $        1   $        1
Apr 1928     $        2   $        1   $        1   $        1
May 1928     $        2   $        1   $        1   $        1
Jun 1928     $        2   $        1   $        1   $        1
Jul 1928     $        2   $        1   $        1   $        1
Aug 1928     $        2   $        1   $        1   $        1
Sep 1928     $        2   $        1   $        1   $        1
Oct 1928     $        2   $        1   $        1   $        1
Nov 1928     $        2   $        1   $        1   $        1
Dec 1928     $        2   $        1   $        1   $        1
Jan 1929     $        2   $        1   $        1   $        1
Feb 1929     $        2   $        1   $        1   $        1
Mar 1929     $        2   $        1   $        1   $        1
Apr 1929     $        2   $        1   $        1   $        1
May 1929     $        2   $        1   $        1   $        1
Jun 1929     $        3   $        1   $        1   $        1
Jul 1929     $        3   $        1   $        1   $        1
Aug 1929     $        3   $        1   $        1   $        1
Sep 1929     $        3   $        1   $        1   $        1
Oct 1929     $        2   $        1   $        1   $        1
Nov 1929     $        2   $        1   $        1   $        1
Dec 1929     $        2   $        1   $        1   $        1
Jan 1930     $        2   $        1   $        1   $        1
Feb 1930     $        2   $        1   $        1   $        1
Mar 1930     $        2   $        1   $        1   $        1
Apr 1930     $        2   $        1   $        1   $        1
May 1930     $        2   $        1   $        1   $        1
Jun 1930     $        2   $        1   $        1   $        1
Jul 1930     $        2   $        1   $        1   $        1
Aug 1930     $        2   $        1   $        1   $        1
Sep 1930     $        2   $        1   $        1   $        1
Oct 1930     $        2   $        1   $        1   $        1
Nov 1930     $        2   $        1   $        1   $        1
Dec 1930     $        2   $        1   $        1   $        1
Jan 1931     $        2   $        1   $        1   $        1
Feb 1931     $        2   $        1   $        1   $        1
Mar 1931     $        2   $        1   $        1   $        1
Apr 1931     $        2   $        1   $        1   $        1
May 1931     $        1   $        1   $        1   $        1
Jun 1931     $        2   $        1   $        1   $        1
Jul 1931     $        1   $        1   $        1   $        1
Aug 1931     $        1   $        1   $        1   $        1
Sep 1931     $        1   $        1   $        1   $        1
Oct 1931     $        1   $        1   $        1   $        1
Nov 1931     $        1   $        1   $        1   $        1
Dec 1931     $        1   $        1   $        1   $        1
Jan 1932     $        1   $        1   $        1   $        1
Feb 1932     $        1   $        1   $        1   $        1
Mar 1932     $        1   $        1   $        1   $        1
Apr 1932     $        1   $        1   $        1   $        1
May 1932     $        0   $        1   $        1   $        1
Jun 1932     $        0   $        1   $        1   $        1
Jul 1932     $        1   $        1   $        1   $        1
Aug 1932     $        1   $        1   $        1   $        1
Sep 1932     $        1   $        1   $        1   $        1
Oct 1932     $        1   $        1   $        1   $        1
Nov 1932     $        1   $        1   $        1   $        1
Dec 1932     $        1   $        1   $        1   $        1
Jan 1933     $        1   $        1   $        1   $        1
Feb 1933     $        1   $        1   $        1   $        1
Mar 1933     $        1   $        1   $        1   $        1
Apr 1933     $        1   $        1   $        1   $        1
May 1933     $        1   $        1   $        1   $        1
Jun 1933     $        1   $        1   $        1   $        1
Jul 1933     $        1   $        1   $        1   $        1
Aug 1933     $        1   $        1   $        1   $        1
Sep 1933     $        1   $        1   $        1   $        1
Oct 1933     $        1   $        1   $        1   $        1
Nov 1933     $        1   $        1   $        1   $        1
Dec 1933     $        1   $        1   $        1   $        1
Jan 1934     $        1   $        1   $        1   $        1
Feb 1934     $        1   $        1   $        1   $        1
Mar 1934     $        1   $        1   $        1   $        1
Apr 1934     $        1   $        2   $        1   $        1
May 1934     $        1   $        2   $        1   $        1
Jun 1934     $        1   $        2   $        1   $        1
Jul 1934     $        1   $        2   $        1   $        1
Aug 1934     $        1   $        2   $        1   $        1
Sep 1934     $        1   $        2   $        1   $        1
Oct 1934     $        1   $        2   $        1   $        1
Nov 1934     $        1   $        2   $        1   $        1
Dec 1934     $        1   $        2   $        1   $        1
Jan 1935     $        1   $        2   $        1   $        1
Feb 1935     $        1   $        2   $        1   $        1
Mar 1935     $        1   $        2   $        1   $        1
Apr 1935     $        1   $        2   $        1   $        1
May 1935     $        1   $        2   $        1   $        1
Jun 1935     $        1   $        2   $        1   $        1
Jul 1935     $        1   $        2   $        1   $        1
Aug 1935     $        1   $        2   $        1   $        1
Sep 1935     $        2   $        2   $        1   $        1
Oct 1935     $        2   $        2   $        1   $        1
Nov 1935     $        2   $        2   $        1   $        1
Dec 1935     $        2   $        2   $        1   $        1
Jan 1936     $        2   $        2   $        1   $        1
Feb 1936     $        2   $        2   $        1   $        1
Mar 1936     $        2   $        2   $        1   $        1
Apr 1936     $        2   $        2   $        1   $        1
May 1936     $        2   $        2   $        1   $        1
Jun 1936     $        2   $        2   $        1   $        1
Jul 1936     $        2   $        2   $        1   $        1
Aug 1936     $        2   $        2   $        1   $        1
Sep 1936     $        2   $        2   $        1   $        1
Oct 1936     $        2   $        2   $        1   $        1
Nov 1936     $        2   $        2   $        1   $        1
Dec 1936     $        2   $        2   $        1   $        1
Jan 1937     $        2   $        2   $        1   $        1
Feb 1937     $        3   $        2   $        1   $        1
Mar 1937     $        2   $        2   $        1   $        1
Apr 1937     $        2   $        2   $        1   $        1
May 1937     $        2   $        2   $        1   $        1
Jun 1937     $        2   $        2   $        1   $        1
Jul 1937     $        2   $        2   $        1   $        1
Aug 1937     $        2   $        2   $        1   $        1
Sep 1937     $        2   $        2   $        1   $        1
Oct 1937     $        2   $        2   $        1   $        1
Nov 1937     $        2   $        2   $        1   $        1
Dec 1937     $        2   $        2   $        1   $        1
Jan 1938     $        2   $        2   $        1   $        1
Feb 1938     $        2   $        2   $        1   $        1
Mar 1938     $        1   $        2   $        1   $        1
Apr 1938     $        1   $        2   $        1   $        1
May 1938     $        1   $        2   $        1   $        1
Jun 1938     $        2   $        2   $        1   $        1
Jul 1938     $        2   $        2   $        1   $        1
Aug 1938     $        2   $        2   $        1   $        1
Sep 1938     $        2   $        2   $        1   $        1
Oct 1938     $        2   $        2   $        1   $        1
Nov 1938     $        2   $        2   $        1   $        1
Dec 1938     $        2   $        2   $        1   $        1
Jan 1939     $        2   $        2   $        1   $        1
Feb 1939     $        2   $        2   $        1   $        1
Mar 1939     $        2   $        2   $        1   $        1
Apr 1939     $        2   $        2   $        1   $        1
May 1939     $        2   $        2   $        1   $        1
Jun 1939     $        2   $        2   $        1   $        1
Jul 1939     $        2   $        2   $        1   $        1
Aug 1939     $        2   $        2   $        1   $        1
Sep 1939     $        2   $        2   $        1   $        1
Oct 1939     $        2   $        2   $        1   $        1
Nov 1939     $        2   $        2   $        1   $        1
Dec 1939     $        2   $        2   $        1   $        1
Jan 1940     $        2   $        2   $        1   $        1
Feb 1940     $        2   $        2   $        1   $        1
Mar 1940     $        2   $        2   $        1   $        1
Apr 1940     $        2   $        2   $        1   $        1
May 1940     $        2   $        2   $        1   $        1
Jun 1940     $        2   $        2   $        1   $        1
Jul 1940     $        2   $        2   $        1   $        1
Aug 1940     $        2   $        2   $        1   $        1
Sep 1940     $        2   $        2   $        1   $        1
Oct 1940     $        2   $        2   $        1   $        1
Nov 1940     $        2   $        2   $        1   $        1
Dec 1940     $        2   $        2   $        1   $        1
Jan 1941     $        2   $        2   $        1   $        1
Feb 1941     $        2   $        2   $        1   $        1
Mar 1941     $        2   $        2   $        1   $        1
Apr 1941     $        2   $        2   $        1   $        1
May 1941     $        2   $        2   $        1   $        1
Jun 1941     $        2   $        2   $        1   $        1
Jul 1941     $        2   $        2   $        1   $        1
Aug 1941     $        2   $        2   $        1   $        1
Sep 1941     $        2   $        2   $        1   $        1
Oct 1941     $        2   $        2   $        1   $        1
Nov 1941     $        2   $        2   $        1   $        1
Dec 1941     $        2   $        2   $        1   $        1
Jan 1942     $        2   $        2   $        1   $        1
Feb 1942     $        2   $        2   $        1   $        1
Mar 1942     $        2   $        2   $        1   $        1
Apr 1942     $        1   $        2   $        1   $        1
May 1942     $        2   $        2   $        1   $        1
Jun 1942     $        2   $        2   $        1   $        1
Jul 1942     $        2   $        2   $        1   $        1
Aug 1942     $        2   $        2   $        1   $        1
Sep 1942     $        2   $        2   $        1   $        1
Oct 1942     $        2   $        2   $        1   $        1
Nov 1942     $        2   $        2   $        1   $        1
Dec 1942     $        2   $        2   $        1   $        1
Jan 1943     $        2   $        2   $        1   $        1
Feb 1943     $        2   $        2   $        1   $        1
Mar 1943     $        2   $        2   $        1   $        1
Apr 1943     $        2   $        2   $        1   $        1
May 1943     $        2   $        2   $        1   $        1
Jun 1943     $        3   $        2   $        1   $        1
Jul 1943     $        2   $        2   $        1   $        1
Aug 1943     $        2   $        2   $        1   $        1
Sep 1943     $        2   $        2   $        1   $        1
Oct 1943     $        2   $        2   $        1   $        1
Nov 1943     $        2   $        2   $        1   $        1
Dec 1943     $        2   $        2   $        1   $        1
Jan 1944     $        2   $        2   $        1   $        1
Feb 1944     $        2   $        2   $        1   $        1
Mar 1944     $        3   $        2   $        1   $        1
Apr 1944     $        3   $        2   $        1   $        1
May 1944     $        3   $        2   $        1   $        1
Jun 1944     $        3   $        2   $        1   $        1
Jul 1944     $        3   $        2   $        1   $        1
Aug 1944     $        3   $        2   $        1   $        1
Sep 1944     $        3   $        2   $        1   $        1
Oct 1944     $        3   $        2   $        1   $        1
Nov 1944     $        3   $        2   $        1   $        1
Dec 1944     $        3   $        2   $        1   $        1
Jan 1945     $        3   $        2   $        1   $        1
Feb 1945     $        3   $        2   $        1   $        1
Mar 1945     $        3   $        2   $        1   $        1
Apr 1945     $        3   $        2   $        1   $        1
May 1945     $        3   $        2   $        1   $        1
Jun 1945     $        3   $        2   $        1   $        1
Jul 1945     $        3   $        2   $        1   $        1
Aug 1945     $        4   $        2   $        1   $        1
Sep 1945     $        4   $        2   $        1   $        1
Oct 1945     $        4   $        2   $        1   $        1
Nov 1945     $        4   $        2   $        1   $        1
Dec 1945     $        4   $        3   $        1   $        1
Jan 1946     $        4   $        3   $        1   $        1
Feb 1946     $        4   $        3   $        1   $        1
Mar 1946     $        4   $        3   $        1   $        1
Apr 1946     $        4   $        3   $        1   $        1
May 1946     $        4   $        2   $        1   $        1
Jun 1946     $        4   $        3   $        1   $        1
Jul 1946     $        4   $        3   $        1   $        1
Aug 1946     $        4   $        2   $        1   $        1
Sep 1946     $        4   $        2   $        1   $        1
Oct 1946     $        3   $        2   $        1   $        1
Nov 1946     $        3   $        2   $        1   $        1
Dec 1946     $        4   $        3   $        1   $        1
Jan 1947     $        4   $        3   $        1   $        1
Feb 1947     $        4   $        3   $        1   $        1
Mar 1947     $        4   $        3   $        1   $        1
Apr 1947     $        4   $        3   $        1   $        1
May 1947     $        4   $        3   $        1   $        1
Jun 1947     $        4   $        3   $        1   $        1
Jul 1947     $        4   $        3   $        1   $        1
Aug 1947     $        4   $        3   $        1   $        1
Sep 1947     $        4   $        3   $        1   $        1
Oct 1947     $        4   $        3   $        1   $        1
Nov 1947     $        4   $        2   $        1   $        1
Dec 1947     $        4   $        2   $        1   $        1
Jan 1948     $        4   $        2   $        1   $        1
Feb 1948     $        4   $        2   $        1   $        1
Mar 1948     $        4   $        2   $        1   $        1
Apr 1948     $        4   $        2   $        1   $        1
May 1948     $        4   $        3   $        1   $        1
Jun 1948     $        4   $        2   $        1   $        1
Jul 1948     $        4   $        2   $        1   $        1
Aug 1948     $        4   $        2   $        1   $        1
Sep 1948     $        4   $        2   $        1   $        1
Oct 1948     $        4   $        2   $        1   $        1
Nov 1948     $        4   $        3   $        1   $        1
Dec 1948     $        4   $        3   $        1   $        1
Jan 1949     $        4   $        3   $        1   $        1
Feb 1949     $        4   $        3   $        1   $        1
Mar 1949     $        4   $        3   $        1   $        1
Apr 1949     $        4   $        3   $        1   $        1
May 1949     $        4   $        3   $        1   $        1
Jun 1949     $        4   $        3   $        1   $        1
Jul 1949     $        4   $        3   $        1   $        1
Aug 1949     $        4   $        3   $        1   $        1
Sep 1949     $        4   $        3   $        1   $        1
Oct 1949     $        5   $        3   $        1   $        1
Nov 1949     $        5   $        3   $        1   $        1
Dec 1949     $        5   $        3   $        1   $        1
Jan 1950     $        5   $        3   $        1   $        1
Feb 1950     $        5   $        3   $        1   $        1
Mar 1950     $        5   $        3   $        1   $        1
Apr 1950     $        5   $        3   $        1   $        1
May 1950     $        6   $        3   $        1   $        1
Jun 1950     $        5   $        3   $        1   $        1
Jul 1950     $        5   $        3   $        1   $        1
Aug 1950     $        6   $        3   $        1   $        1
Sep 1950     $        6   $        3   $        1   $        1
Oct 1950     $        6   $        3   $        1   $        1
Nov 1950     $        6   $        3   $        1   $        1
Dec 1950     $        6   $        3   $        1   $        1
Jan 1951     $        7   $        3   $        1   $        1
Feb 1951     $        7   $        3   $        1   $        1
Mar 1951     $        7   $        3   $        1   $        1
Apr 1951     $        7   $        3   $        1   $        1
May 1951     $        7   $        3   $        1   $        1
Jun 1951     $        7   $        3   $        1   $        1
Jul 1951     $        7   $        3   $        1   $        1
Aug 1951     $        8   $        3   $        1   $        1
Sep 1951     $        8   $        3   $        1   $        1
Oct 1951     $        7   $        3   $        1   $        1
Nov 1951     $        8   $        3   $        1   $        1
Dec 1951     $        8   $        3   $        1   $        1
Jan 1952     $        8   $        3   $        1   $        1
Feb 1952     $        8   $        3   $        1   $        1
Mar 1952     $        8   $        3   $        1   $        1
Apr 1952     $        8   $        3   $        1   $        1
May 1952     $        8   $        3   $        1   $        1
Jun 1952     $        9   $        3   $        1   $        1
Jul 1952     $        9   $        3   $        1   $        1
Aug 1952     $        9   $        3   $        1   $        1
Sep 1952     $        8   $        3   $        1   $        1
Oct 1952     $        9   $        3   $        1   $        1
Nov 1952     $        9   $        3   $        1   $        1
Dec 1952     $        9   $        3   $        1   $        1
Jan 1953     $        9   $        3   $        1   $        1
Feb 1953     $        9   $        3   $        1   $        1
Mar 1953     $        9   $        3   $        1   $        1
Apr 1953     $        9   $        3   $        1   $        1
May 1953     $        9   $        3   $        1   $        1
Jun 1953     $        9   $        3   $        1   $        1
Jul 1953     $        9   $        3   $        1   $        2
Aug 1953     $        9   $        3   $        1   $        2
Sep 1953     $        9   $        3   $        1   $        2
Oct 1953     $        9   $        3   $        1   $        2
Nov 1953     $        9   $        3   $        1   $        2
Dec 1953     $        9   $        3   $        1   $        2
Jan 1954     $       10   $        3   $        1   $        2
Feb 1954     $       10   $        3   $        1   $        2
Mar 1954     $       10   $        3   $        1   $        2
Apr 1954     $       11   $        3   $        1   $        2
May 1954     $       11   $        3   $        1   $        2
Jun 1954     $       11   $        3   $        1   $        2
Jul 1954     $       12   $        3   $        1   $        2
Aug 1954     $       12   $        3   $        1   $        2
Sep 1954     $       12   $        3   $        1   $        2
Oct 1954     $       12   $        3   $        1   $        1
Nov 1954     $       13   $        3   $        1   $        2
Dec 1954     $       14   $        3   $        1   $        1
Jan 1955     $       14   $        3   $        1   $        1
Feb 1955     $       15   $        3   $        1   $        1
Mar 1955     $       14   $        3   $        1   $        1
Apr 1955     $       15   $        3   $        1   $        1
May 1955     $       15   $        3   $        1   $        1
Jun 1955     $       16   $        3   $        1   $        1
Jul 1955     $       17   $        3   $        1   $        2
Aug 1955     $       17   $        3   $        1   $        1
Sep 1955     $       18   $        3   $        1   $        2
Oct 1955     $       17   $        3   $        1   $        2
Nov 1955     $       19   $        3   $        1   $        2
Dec 1955     $       19   $        3   $        1   $        2
Jan 1956     $       18   $        3   $        1   $        2
Feb 1956     $       19   $        3   $        1   $        2
Mar 1956     $       20   $        3   $        1   $        2
Apr 1956     $       20   $        3   $        1   $        2
May 1956     $       19   $        3   $        1   $        2
Jun 1956     $       20   $        3   $        1   $        2
Jul 1956     $       21   $        3   $        1   $        2
Aug 1956     $       20   $        3   $        1   $        2
Sep 1956     $       19   $        3   $        1   $        2
Oct 1956     $       19   $        3   $        1   $        2
Nov 1956     $       19   $        3   $        1   $        2
Dec 1956     $       20   $        3   $        1   $        2
Jan 1957     $       19   $        3   $        1   $        2
Feb 1957     $       18   $        3   $        1   $        2
Mar 1957     $       19   $        3   $        1   $        2
Apr 1957     $       20   $        3   $        1   $        2
May 1957     $       20   $        3   $        1   $        2
Jun 1957     $       20   $        3   $        1   $        2
Jul 1957     $       21   $        3   $        1   $        2
Aug 1957     $       20   $        3   $        1   $        2
Sep 1957     $       19   $        3   $        1   $        2
Oct 1957     $       18   $        3   $        1   $        2
Nov 1957     $       18   $        3   $        1   $        2
Dec 1957     $       18   $        3   $        1   $        2
Jan 1958     $       18   $        3   $        1   $        2
Feb 1958     $       18   $        3   $        1   $        2
Mar 1958     $       19   $        3   $        1   $        2
Apr 1958     $       19   $        3   $        1   $        2
May 1958     $       20   $        3   $        1   $        2
Jun 1958     $       20   $        3   $        1   $        2
Jul 1958     $       21   $        3   $        1   $        2
Aug 1958     $       22   $        3   $        1   $        2
Sep 1958     $       23   $        3   $        1   $        2
Oct 1958     $       23   $        3   $        1   $        2
Nov 1958     $       24   $        3   $        1   $        2
Dec 1958     $       25   $        3   $        1   $        2
Jan 1959     $       25   $        3   $        1   $        2
Feb 1959     $       26   $        3   $        1   $        2
Mar 1959     $       26   $        3   $        2   $        2
Apr 1959     $       27   $        3   $        2   $        2
May 1959     $       27   $        3   $        2   $        2
Jun 1959     $       27   $        3   $        2   $        2
Jul 1959     $       28   $        3   $        2   $        2
Aug 1959     $       28   $        3   $        2   $        2
Sep 1959     $       27   $        3   $        2   $        2
Oct 1959     $       27   $        3   $        2   $        2
Nov 1959     $       28   $        3   $        2   $        2
Dec 1959     $       28   $        3   $        2   $        2
Jan 1960     $       26   $        3   $        2   $        2
Feb 1960     $       27   $        3   $        2   $        2
Mar 1960     $       26   $        3   $        2   $        2
Apr 1960     $       26   $        3   $        2   $        2
May 1960     $       27   $        3   $        2   $        2
Jun 1960     $       27   $        3   $        2   $        2
Jul 1960     $       27   $        3   $        2   $        2
Aug 1960     $       28   $        3   $        2   $        2
Sep 1960     $       26   $        3   $        2   $        2
Oct 1960     $       26   $        3   $        2   $        2
Nov 1960     $       27   $        3   $        2   $        2
Dec 1960     $       28   $        3   $        2   $        2
Jan 1961     $       30   $        3   $        2   $        2
Feb 1961     $       31   $        3   $        2   $        2
Mar 1961     $       32   $        3   $        2   $        2
Apr 1961     $       32   $        3   $        2   $        2
May 1961     $       33   $        3   $        2   $        2
Jun 1961     $       32   $        3   $        2   $        2
Jul 1961     $       33   $        3   $        2   $        2
Aug 1961     $       34   $        3   $        2   $        2
Sep 1961     $       33   $        3   $        2   $        2
Oct 1961     $       34   $        3   $        2   $        2
Nov 1961     $       36   $        3   $        2   $        2
Dec 1961     $       36   $        3   $        2   $        2
Jan 1962     $       35   $        3   $        2   $        2
Feb 1962     $       35   $        3   $        2   $        2
Mar 1962     $       35   $        3   $        2   $        2
Apr 1962     $       33   $        3   $        2   $        2
May 1962     $       30   $        3   $        2   $        2
Jun 1962     $       28   $        3   $        2   $        2
Jul 1962     $       30   $        3   $        2   $        2
Aug 1962     $       30   $        3   $        2   $        2
Sep 1962     $       29   $        3   $        2   $        2
Oct 1962     $       29   $        3   $        2   $        2
Nov 1962     $       32   $        3   $        2   $        2
Dec 1962     $       33   $        3   $        2   $        2
Jan 1963     $       35   $        3   $        2   $        2
Feb 1963     $       34   $        3   $        2   $        2
Mar 1963     $       35   $        3   $        2   $        2
Apr 1963     $       37   $        3   $        2   $        2
May 1963     $       37   $        3   $        2   $        2
Jun 1963     $       37   $        3   $        2   $        2
Jul 1963     $       37   $        3   $        2   $        2
Aug 1963     $       39   $        3   $        2   $        2
Sep 1963     $       38   $        3   $        2   $        2
Oct 1963     $       40   $        3   $        2   $        2
Nov 1963     $       39   $        3   $        2   $        2
Dec 1963     $       40   $        3   $        2   $        2
Jan 1964     $       42   $        3   $        2   $        2
Feb 1964     $       42   $        3   $        2   $        2
Mar 1964     $       43   $        3   $        2   $        2
Apr 1964     $       43   $        3   $        2   $        2
May 1964     $       44   $        3   $        2   $        2
Jun 1964     $       45   $        3   $        2   $        2
Jul 1964     $       46   $        3   $        2   $        2
Aug 1964     $       45   $        3   $        2   $        2
Sep 1964     $       46   $        3   $        2   $        2
Oct 1964     $       47   $        3   $        2   $        2
Nov 1964     $       47   $        3   $        2   $        2
Dec 1964     $       47   $        3   $        2   $        2
Jan 1965     $       49   $        3   $        2   $        2
Feb 1965     $       49   $        3   $        2   $        2
Mar 1965     $       48   $        3   $        2   $        2
Apr 1965     $       50   $        3   $        2   $        2
May 1965     $       50   $        3   $        2   $        2
Jun 1965     $       47   $        4   $        2   $        2
Jul 1965     $       48   $        4   $        2   $        2
Aug 1965     $       49   $        4   $        2   $        2
Sep 1965     $       51   $        4   $        2   $        2
Oct 1965     $       53   $        4   $        2   $        2
Nov 1965     $       52   $        3   $        2   $        2
Dec 1965     $       53   $        3   $        2   $        2
Jan 1966     $       53   $        3   $        2   $        2
Feb 1966     $       53   $        3   $        2   $        2
Mar 1966     $       52   $        3   $        2   $        2
Apr 1966     $       53   $        3   $        2   $        2
May 1966     $       50   $        3   $        2   $        2
Jun 1966     $       49   $        3   $        2   $        2
Jul 1966     $       49   $        3   $        2   $        2
Aug 1966     $       45   $        3   $        2   $        2
Sep 1966     $       45   $        3   $        2   $        2
Oct 1966     $       47   $        3   $        2   $        2
Nov 1966     $       48   $        3   $        2   $        2
Dec 1966     $       48   $        4   $        2   $        2
Jan 1967     $       51   $        4   $        2   $        2
Feb 1967     $       52   $        4   $        2   $        2
Mar 1967     $       54   $        4   $        2   $        2
Apr 1967     $       56   $        4   $        2   $        2
May 1967     $       54   $        4   $        2   $        2
Jun 1967     $       55   $        3   $        2   $        2
Jul 1967     $       57   $        3   $        2   $        2
Aug 1967     $       57   $        3   $        2   $        2
Sep 1967     $       59   $        3   $        2   $        2
Oct 1967     $       57   $        3   $        2   $        2
Nov 1967     $       57   $        3   $        2   $        2
Dec 1967     $       59   $        3   $        2   $        2
Jan 1968     $       57   $        3   $        2   $        2
Feb 1968     $       55   $        3   $        2   $        2
Mar 1968     $       56   $        3   $        2   $        2
Apr 1968     $       60   $        3   $        2   $        2
May 1968     $       61   $        3   $        2   $        2
Jun 1968     $       62   $        3   $        2   $        2
Jul 1968     $       61   $        4   $        2   $        2
Aug 1968     $       62   $        4   $        2   $        2
Sep 1968     $       64   $        4   $        2   $        2
Oct 1968     $       65   $        3   $        2   $        2
Nov 1968     $       68   $        3   $        2   $        2
Dec 1968     $       66   $        3   $        2   $        2
Jan 1969     $       65   $        3   $        2   $        2
Feb 1969     $       62   $        3   $        2   $        2
Mar 1969     $       65   $        3   $        2   $        2
Apr 1969     $       66   $        3   $        2   $        2
May 1969     $       66   $        3   $        2   $        2
Jun 1969     $       63   $        3   $        2   $        2
Jul 1969     $       59   $        3   $        2   $        2
Aug 1969     $       62   $        3   $        2   $        2
Sep 1969     $       60   $        3   $        2   $        2
Oct 1969     $       63   $        3   $        2   $        2
Nov 1969     $       61   $        3   $        2   $        2
Dec 1969     $       60   $        3   $        2   $        2
Jan 1970     $       56   $        3   $        2   $        2
Feb 1970     $       59   $        3   $        2   $        2
Mar 1970     $       59   $        3   $        2   $        2
Apr 1970     $       54   $        3   $        2   $        2
May 1970     $       51   $        3   $        2   $        2
Jun 1970     $       48   $        3   $        2   $        2
Jul 1970     $       52   $        3   $        2   $        2
Aug 1970     $       55   $        3   $        2   $        2
Sep 1970     $       57   $        3   $        2   $        2
Oct 1970     $       56   $        3   $        2   $        2
Nov 1970     $       59   $        3   $        2   $        2
Dec 1970     $       62   $        3   $        2   $        2
Jan 1971     $       65   $        4   $        2   $        2
Feb 1971     $       66   $        4   $        2   $        2
Mar 1971     $       69   $        4   $        2   $        2
Apr 1971     $       71   $        4   $        2   $        2
May 1971     $       69   $        4   $        2   $        2
Jun 1971     $       69   $        4   $        2   $        2
Jul 1971     $       66   $        4   $        2   $        2
Aug 1971     $       69   $        4   $        2   $        2
Sep 1971     $       68   $        4   $        2   $        2
Oct 1971     $       65   $        4   $        2   $        2
Nov 1971     $       66   $        4   $        2   $        2
Dec 1971     $       71   $        4   $        2   $        2
Jan 1972     $       73   $        4   $        3   $        2
Feb 1972     $       75   $        4   $        3   $        2
Mar 1972     $       76   $        4   $        3   $        2
Apr 1972     $       76   $        4   $        3   $        2
May 1972     $       78   $        4   $        3   $        2
Jun 1972     $       76   $        4   $        3   $        2
Jul 1972     $       76   $        4   $        3   $        2
Aug 1972     $       79   $        4   $        3   $        2
Sep 1972     $       79   $        4   $        3   $        2
Oct 1972     $       80   $        4   $        3   $        2
Nov 1972     $       84   $        4   $        3   $        2
Dec 1972     $       85   $        4   $        3   $        2
Jan 1973     $       84   $        4   $        3   $        2
Feb 1973     $       81   $        4   $        3   $        2
Mar 1973     $       81   $        4   $        3   $        2
Apr 1973     $       78   $        4   $        3   $        2
May 1973     $       77   $        4   $        3   $        2
Jun 1973     $       76   $        4   $        3   $        2
Jul 1973     $       79   $        4   $        3   $        2
Aug 1973     $       77   $        4   $        3   $        3
Sep 1973     $       80   $        4   $        3   $        3
Oct 1973     $       80   $        4   $        3   $        3
Nov 1973     $       71   $        4   $        3   $        3
Dec 1973     $       73   $        4   $        3   $        3
Jan 1974     $       72   $        4   $        3   $        3
Feb 1974     $       72   $        4   $        3   $        3
Mar 1974     $       70   $        4   $        3   $        3
Apr 1974     $       68   $        4   $        3   $        3
May 1974     $       66   $        4   $        3   $        3
Jun 1974     $       65   $        4   $        3   $        3
Jul 1974     $       60   $        4   $        3   $        3
Aug 1974     $       55   $        4   $        3   $        3
Sep 1974     $       49   $        4   $        3   $        3
Oct 1974     $       57   $        4   $        3   $        3
Nov 1974     $       54   $        4   $        3   $        3
Dec 1974     $       53   $        4   $        3   $        3
Jan 1975     $       60   $        4   $        3   $        3
Feb 1975     $       64   $        4   $        3   $        3
Mar 1975     $       66   $        4   $        3   $        3
Apr 1975     $       69   $        4   $        3   $        3
May 1975     $       72   $        4   $        3   $        3
Jun 1975     $       76   $        4   $        3   $        3
Jul 1975     $       71   $        4   $        3   $        3
Aug 1975     $       70   $        4   $        3   $        3
Sep 1975     $       67   $        4   $        3   $        3
Oct 1975     $       72   $        5   $        3   $        3
Nov 1975     $       74   $        4   $        3   $        3
Dec 1975     $       73   $        5   $        3   $        3
Jan 1976     $       82   $        5   $        3   $        3
Feb 1976     $       81   $        5   $        3   $        3
Mar 1976     $       84   $        5   $        3   $        3
Apr 1976     $       83   $        5   $        3   $        3
May 1976     $       83   $        5   $        3   $        3
Jun 1976     $       86   $        5   $        3   $        3
Jul 1976     $       86   $        5   $        3   $        3
Aug 1976     $       86   $        5   $        3   $        3
Sep 1976     $       88   $        5   $        3   $        3
Oct 1976     $       86   $        5   $        3   $        3
Nov 1976     $       86   $        5   $        3   $        3
Dec 1976     $       91   $        5   $        3   $        3
Jan 1977     $       86   $        5   $        3   $        3
Feb 1977     $       85   $        5   $        3   $        3
Mar 1977     $       84   $        5   $        3   $        3
Apr 1977     $       84   $        5   $        3   $        3
May 1977     $       83   $        5   $        3   $        3
Jun 1977     $       87   $        5   $        3   $        3
Jul 1977     $       85   $        5   $        3   $        3
Aug 1977     $       84   $        6   $        3   $        3
Sep 1977     $       84   $        6   $        3   $        3
Oct 1977     $       81   $        5   $        3   $        3
Nov 1977     $       84   $        5   $        3   $        3
Dec 1977     $       84   $        5   $        3   $        3
Jan 1978     $       79   $        5   $        4   $        3
Feb 1978     $       78   $        5   $        4   $        4
Mar 1978     $       80   $        5   $        4   $        4
Apr 1978     $       87   $        5   $        4   $        4
May 1978     $       88   $        5   $        4   $        4
Jun 1978     $       87   $        5   $        4   $        4
Jul 1978     $       92   $        5   $        4   $        4
Aug 1978     $       95   $        5   $        4   $        4
Sep 1978     $       94   $        5   $        4   $        4
Oct 1978     $       86   $        5   $        4   $        4
Nov 1978     $       88   $        5   $        4   $        4
Dec 1978     $       90   $        5   $        4   $        4
Jan 1979     $       93   $        5   $        4   $        4
Feb 1979     $       91   $        5   $        4   $        4
Mar 1979     $       96   $        5   $        4   $        4
Apr 1979     $       96   $        5   $        4   $        4
May 1979     $       95   $        6   $        4   $        4
Jun 1979     $       99   $        6   $        4   $        4
Jul 1979     $      100   $        6   $        4   $        4
Aug 1979     $      106   $        6   $        4   $        4
Sep 1979     $      106   $        6   $        4   $        4
Oct 1979     $       99   $        5   $        4   $        4
Nov 1979     $      104   $        5   $        4   $        4
Dec 1979     $      106   $        5   $        4   $        4
Jan 1980     $      113   $        5   $        4   $        4
Feb 1980     $      113   $        5   $        4   $        4
Mar 1980     $      102   $        5   $        4   $        4
Apr 1980     $      106   $        5   $        4   $        5
May 1980     $      112   $        5   $        4   $        5
Jun 1980     $      116   $        6   $        4   $        5
Jul 1980     $      123   $        5   $        4   $        5
Aug 1980     $      125   $        5   $        4   $        5
Sep 1980     $      128   $        5   $        4   $        5
Oct 1980     $      131   $        5   $        4   $        5
Nov 1980     $      145   $        5   $        5   $        5
Dec 1980     $      141   $        5   $        5   $        5
Jan 1981     $      134   $        5   $        5   $        5
Feb 1981     $      137   $        5   $        5   $        5
Mar 1981     $      142   $        5   $        5   $        5
Apr 1981     $      139   $        5   $        5   $        5
May 1981     $      140   $        5   $        5   $        5
Jun 1981     $      139   $        5   $        5   $        5
Jul 1981     $      139   $        5   $        5   $        5
Aug 1981     $      132   $        5   $        5   $        5
Sep 1981     $      125   $        5   $        5   $        5
Oct 1981     $      132   $        5   $        5   $        5
Nov 1981     $      137   $        6   $        5   $        5
Dec 1981     $      134   $        5   $        5   $        5
Jan 1982     $      132   $        5   $        5   $        5
Feb 1982     $      125   $        5   $        5   $        5
Mar 1982     $      124   $        5   $        5   $        5
Apr 1982     $      129   $        6   $        5   $        5
May 1982     $      125   $        6   $        6   $        5
Jun 1982     $      123   $        5   $        6   $        5
Jul 1982     $      121   $        6   $        6   $        5
Aug 1982     $      136   $        6   $        6   $        5
Sep 1982     $      137   $        7   $        6   $        5
Oct 1982     $      153   $        7   $        6   $        5
Nov 1982     $      160   $        7   $        6   $        5
Dec 1982     $      162   $        7   $        6   $        5
Jan 1983     $      168   $        7   $        6   $        5
Feb 1983     $      172   $        7   $        6   $        5
Mar 1983     $      179   $        7   $        6   $        5
Apr 1983     $      192   $        8   $        6   $        6
May 1983     $      191   $        7   $        6   $        6
Jun 1983     $      199   $        7   $        6   $        6
Jul 1983     $      192   $        7   $        6   $        6
Aug 1983     $      196   $        7   $        6   $        6
Sep 1983     $      198   $        7   $        6   $        6
Oct 1983     $      196   $        7   $        6   $        6
Nov 1983     $      200   $        7   $        6   $        6
Dec 1983     $      199   $        7   $        6   $        6
Jan 1984     $      198   $        7   $        6   $        6
Feb 1984     $      191   $        7   $        6   $        6
Mar 1984     $      194   $        7   $        6   $        6
Apr 1984     $      196   $        7   $        7   $        6
May 1984     $      185   $        7   $        7   $        6
Jun 1984     $      189   $        7   $        7   $        6
Jul 1984     $      187   $        7   $        7   $        6
Aug 1984     $      208   $        8   $        7   $        6
Sep 1984     $      208   $        8   $        7   $        6
Oct 1984     $      208   $        8   $        7   $        6
Nov 1984     $      206   $        8   $        7   $        6
Dec 1984     $      211   $        8   $        7   $        6
Jan 1985     $      228   $        9   $        7   $        6
Feb 1985     $      231   $        8   $        7   $        6
Mar 1985     $      231   $        9   $        7   $        6
Apr 1985     $      230   $        9   $        7   $        6
May 1985     $      245   $       10   $        7   $        6
Jun 1985     $      248   $       10   $        7   $        6
Jul 1985     $      248   $       10   $        7   $        6
Aug 1985     $      246   $       10   $        7   $        6
Sep 1985     $      238   $       10   $        7   $        6
Oct 1985     $      249   $       10   $        7   $        6
Nov 1985     $      267   $       10   $        7   $        6
Dec 1985     $      279   $       11   $        7   $        6
Jan 1986     $      281   $       11   $        8   $        6
Feb 1986     $      302   $       12   $        8   $        6
Mar 1986     $      319   $       13   $        8   $        6
Apr 1986     $      315   $       13   $        8   $        6
May 1986     $      332   $       12   $        8   $        6
Jun 1986     $      337   $       13   $        8   $        6
Jul 1986     $      318   $       13   $        8   $        6
Aug 1986     $      342   $       14   $        8   $        6
Sep 1986     $      314   $       13   $        8   $        6
Oct 1986     $      331   $       13   $        8   $        6
Nov 1986     $      340   $       14   $        8   $        6
Dec 1986     $      331   $       14   $        8   $        6
Jan 1987     $      375   $       14   $        8   $        6
Feb 1987     $      391   $       14   $        8   $        6
Mar 1987     $      402   $       14   $        8   $        6
Apr 1987     $      398   $       13   $        8   $        6
May 1987     $      402   $       13   $        8   $        6
Jun 1987     $      422   $       13   $        8   $        6
Jul 1987     $      443   $       13   $        8   $        6
Aug 1987     $      460   $       13   $        8   $        6
Sep 1987     $      450   $       12   $        8   $        6
Oct 1987     $      353   $       13   $        8   $        6
Nov 1987     $      324   $       13   $        8   $        6
Dec 1987     $      348   $       13   $        8   $        6
Jan 1988     $      363   $       14   $        8   $        6
Feb 1988     $      380   $       14   $        8   $        6
Mar 1988     $      369   $       14   $        8   $        7
Apr 1988     $      373   $       14   $        9   $        7
May 1988     $      376   $       14   $        9   $        7
Jun 1988     $      393   $       14   $        9   $        7
Jul 1988     $      391   $       14   $        9   $        7
Aug 1988     $      378   $       14   $        9   $        7
Sep 1988     $      395   $       14   $        9   $        7
Oct 1988     $      405   $       15   $        9   $        7
Nov 1988     $      400   $       14   $        9   $        7
Dec 1988     $      407   $       15   $        9   $        7
Jan 1989     $      436   $       15   $        9   $        7
Feb 1989     $      425   $       15   $        9   $        7
Mar 1989     $      435   $       15   $        9   $        7
Apr 1989     $      458   $       15   $        9   $        7
May 1989     $      476   $       16   $        9   $        7
Jun 1989     $      474   $       17   $        9   $        7
Jul 1989     $      516   $       17   $        9   $        7
Aug 1989     $      526   $       17   $        9   $        7
Sep 1989     $      524   $       17   $        9   $        7
Oct 1989     $      512   $       17   $       10   $        7
Nov 1989     $      523   $       17   $       10   $        7
Dec 1989     $      535   $       17   $       10   $        7
Jan 1990     $      499   $       17   $       10   $        7
Feb 1990     $      505   $       17   $       10   $        7
Mar 1990     $      519   $       17   $       10   $        7
Apr 1990     $      506   $       16   $       10   $        7
May 1990     $      555   $       17   $       10   $        7
Jun 1990     $      551   $       17   $       10   $        7
Jul 1990     $      550   $       18   $       10   $        7
Aug 1990     $      500   $       17   $       10   $        7
Sep 1990     $      475   $       17   $       10   $        7
Oct 1990     $      474   $       17   $       10   $        7
Nov 1990     $      504   $       18   $       10   $        7
Dec 1990     $      518   $       18   $       10   $        7
Jan 1991     $      541   $       19   $       10   $        8
Feb 1991     $      580   $       19   $       11   $        8
Mar 1991     $      593   $       19   $       11   $        8
Apr 1991     $      595   $       19   $       11   $        8
May 1991     $      620   $       19   $       11   $        8
Jun 1991     $      592   $       19   $       11   $        8
Jul 1991     $      620   $       19   $       11   $        8
Aug 1991     $      634   $       20   $       11   $        8
Sep 1991     $      624   $       20   $       11   $        8
Oct 1991     $      632   $       21   $       11   $        8
Nov 1991     $      607   $       21   $       11   $        8
Dec 1991     $      676   $       22   $       11   $        8
Jan 1992     $      664   $       21   $       11   $        8
Feb 1992     $      672   $       21   $       11   $        8
Mar 1992     $      659   $       21   $       11   $        8
Apr 1992     $      678   $       21   $       11   $        8
May 1992     $      682   $       22   $       11   $        8
Jun 1992     $      672   $       22   $       11   $        8
Jul 1992     $      699   $       23   $       11   $        8
Aug 1992     $      685   $       23   $       11   $        8
Sep 1992     $      693   $       24   $       11   $        8
Oct 1992     $      695   $       23   $       11   $        8
Nov 1992     $      719   $       23   $       11   $        8
Dec 1992     $      728   $       24   $       11   $        8
Jan 1993     $      733   $       24   $       11   $        8
Feb 1993     $      743   $       25   $       11   $        8
Mar 1993     $      759   $       25   $       11   $        8
Apr 1993     $      741   $       25   $       12   $        8
May 1993     $      761   $       26   $       12   $        8
Jun 1993     $      763   $       27   $       12   $        8
Jul 1993     $      759   $       27   $       12   $        8
Aug 1993     $      788   $       28   $       12   $        8
Sep 1993     $      783   $       28   $       12   $        8
Oct 1993     $      798   $       29   $       12   $        8
Nov 1993     $      791   $       28   $       12   $        8
Dec 1993     $      801   $       28   $       12   $        8
Jan 1994     $      828   $       29   $       12   $        8
Feb 1994     $      805   $       27   $       12   $        8
Mar 1994     $      770   $       26   $       12   $        8
Apr 1994     $      780   $       26   $       12   $        8
May 1994     $      793   $       26   $       12   $        8
Jun 1994     $      773   $       25   $       12   $        8
Jul 1994     $      799   $       26   $       12   $        8
Aug 1994     $      831   $       26   $       12   $        8
Sep 1994     $      811   $       25   $       12   $        8
Oct 1994     $      830   $       25   $       12   $        8
Nov 1994     $      799   $       25   $       12   $        8
Dec 1994     $      811   $       26   $       12   $        8
Jan 1995     $      832   $       27   $       12   $        8
Feb 1995     $      865   $       27   $       12   $        8
Mar 1995     $      890   $       28   $       12   $        8
Apr 1995     $      916   $       28   $       12   $        8
May 1995     $      952   $       30   $       12   $        9
Jun 1995     $      975   $       31   $       13   $        9
Jul 1995     $    1,007   $       30   $       13   $        9
Aug 1995     $    1,010   $       31   $       13   $        9
Sep 1995     $    1,052   $       31   $       13   $        9
Oct 1995     $    1,048   $       32   $       13   $        9
Nov 1995     $    1,095   $       33   $       13   $        9
Dec 1995     $    1,115   $       34   $       13   $        9
Jan 1996     $    1,153   $       34   $       13   $        9
Feb 1996     $    1,164   $       32   $       13   $        9
Mar 1996     $    1,175   $       32   $       13   $        9
Apr 1996     $    1,193   $       31   $       13   $        9
May 1996     $    1,223   $       31   $       13   $        9
Jun 1996     $    1,228   $       32   $       13   $        9
Jul 1996     $    1,174   $       32   $       13   $        9
Aug 1996     $    1,199   $       31   $       13   $        9
Sep 1996     $    1,266   $       32   $       13   $        9
Oct 1996     $    1,301   $       33   $       13   $        9
Nov 1996     $    1,399   $       35   $       13   $        9
Dec 1996     $    1,372   $       34   $       14   $        9
Jan 1997     $    1,457   $       33   $       14   $        9
Feb 1997     $    1,469   $       33   $       14   $        9
Mar 1997     $    1,408   $       33   $       14   $        9
Apr 1997     $    1,492   $       33   $       14   $        9
May 1997     $    1,584   $       34   $       14   $        9
Jun 1997     $    1,654   $       34   $       14   $        9
Jul 1997     $    1,786   $       37   $       14   $        9
Aug 1997     $    1,686   $       35   $       14   $        9
Sep 1997     $    1,779   $       36   $       14   $        9
Oct 1997     $    1,719   $       38   $       14   $        9
Nov 1997     $    1,799   $       38   $       14   $        9
Dec 1997     $    1,830   $       39   $       14   $        9
Jan 1998     $    1,850   $       40   $       14   $        9
Feb 1998     $    1,983   $       39   $       14   $        9
Mar 1998     $    2,085   $       40   $       14   $        9
Apr 1998     $    2,106   $       40   $       14   $        9
May 1998     $    2,070   $       40   $       15   $        9
Jun 1998     $    2,154   $       41   $       15   $        9
Jul 1998     $    2,131   $       41   $       15   $        9
Aug 1998     $    1,823   $       43   $       15   $        9
Sep 1998     $    1,940   $       45   $       15   $        9
Oct 1998     $    2,098   $       44   $       15   $        9
Nov 1998     $    2,225   $       44   $       15   $        9
Dec 1998     $    2,353   $       44   $       15   $        9
Jan 1999     $    2,451   $       45   $       15   $        9
Feb 1999     $    2,375   $       42   $       15   $        9
Mar 1999     $    2,470   $       42   $       15   $        9
Apr 1999     $    2,566   $       42   $       15   $        9
May 1999     $    2,505   $       42   $       15   $        9
Jun 1999     $    2,644   $       41   $       15   $        9
Jul 1999     $    2,562   $       41   $       15   $        9
Aug 1999     $    2,549   $       41   $       15   $        9
Sep 1999     $    2,479   $       41   $       15   $        9
Oct 1999     $    2,636   $       41   $       16   $        9
Nov 1999     $    2,690   $       41   $       16   $        9
Dec 1999     $    2,848   $       40   $       16   $        9
Jan 2000     $    2,705   $       41   $       16   $        9
Feb 2000     $    2,654   $       42   $       16   $       10
Mar 2000     $    2,914   $       44   $       16   $       10
Apr 2000     $    2,826   $       43   $       16   $       10
May 2000     $    2,768   $       43   $       16   $       10
Jun 2000     $    2,836   $       44   $       16   $       10
Jul 2000     $    2,792   $       45   $       16   $       10
Aug 2000     $    2,965   $       46   $       16   $       10
Sep 2000     $    2,809   $       45   $       16   $       10
Oct 2000     $    2,797   $       46   $       16   $       10
Nov 2000     $    2,576   $       48   $       16   $       10
Dec 2000     $    2,589   $       49   $       17   $       10
Jan 2001     $    2,681   $       49   $       17   $       10
Feb 2001     $    2,436   $       50   $       17   $       10
Mar 2001     $    2,282   $       49   $       17   $       10
Apr 2001     $    2,459   $       48   $       17   $       10
May 2001     $    2,476   $       48   $       17   $       10
Jun 2001     $    2,416   $       48   $       17   $       10
Jul 2001     $    2,392   $       50   $       17   $       10
Aug 2001     $    2,242   $       51   $       17   $       10
Sep 2001     $    2,061   $       52   $       17   $       10
Oct 2001     $    2,100   $       54   $       17   $       10
Nov 2001     $    2,262   $       52   $       17   $       10
Dec 2001     $    2,281   $       51   $       17   $       10
Jan-2002     $    2,248   $       51   $       17   $       10
Feb-2002     $    2,205   $       52   $       17   $       10
Mar-2002     $    2,288   $       50   $       17   $       10
Apr-2002     $    2,149   $       52   $       17   $       10
May-2002     $    2,133   $       52   $       17   $       10
Jun-2002     $    1,981   $       53   $       17   $       10
Jul-2002     $    1,827   $       54   $       17   $       10
Aug-2002     $    1,839   $       57   $       17   $       10
Sep-2002     $    1,639   $       59   $       17   $       10
Oct-2002     $    1,783   $       57   $       17   $       10
Nov-2002     $    1,888   $       57   $       17   $       10
Dec-2002     $    1,777   $       60   $       17   $       10
Jan 2003     $    1,730   $       59   $       17   $       10
Feb 2003     $    1,704   $       60   $       18   $       10
Mar 2003     $    1,721   $       60   $       18   $       10
Apr 2003     $    1,863   $       60   $       18   $       10
May 2003     $    1,961   $       61   $       18   $       10
Jun 2003     $    1,986   $       61   $       18   $       10
Jul 2003     $    2,021   $       59   $       18   $       10
Aug 2003     $    2,060   $       59   $       18   $       10
Sep 2003     $    2,039   $       61   $       18   $       10
Oct 2003     $    2,154   $       60   $       18   $       10
Nov 2003     $    2,173   $       60   $       18   $       10
Dec 2003     $    2,287   $       61   $       18   $       10


                         Source: Brown Brothers Harriman


The graph illustrates the total return of the major classes of financial assets since 1925, including common stocks as measured by the S&P 500 index, long-term government bonds as measured by 20-Year U.S. Treasury Bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation.

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                          Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                       Brown Brothers Harriman
                                       140 Broadway
                                       New York, New York 10005

By E-mail send your request to:        bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                                       Brown Brothers Harriman
                                       http://www.bbhfunds.com
                                       SEC
                                       http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

[BROWN BROTHERS HARRIMAN LOGO]






























                         STATEMENT OF ADDITIONAL INFORMATION

                            BBH TAX-EFFICIENT EQUITY FUND
                                   Class N Shares

                    40 Water Street, Boston, Massachusetts 02109

                                  February 28, 2004

BBH Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers Class N shares. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with tax-efficient long-term capital growth while also generating current income. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated October 31, 2003 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2004, as supplemented from time to time, a copy of which may be obtained from the Corporation at the address noted above.

     A complete list of the Fund's portfolio holdings is available on the Fund's website, on a monthly basis, fifteen business days after the month end. The Fund's website address is http://bbhfunds.com.


                                  Table of Contents


                                                                           Page

Investments                                                                   3
        Investment Objective and Policies                                     3
        Investment Restrictions                                               7
Management                                                                    9
        Board of Directors                                                    14
        Code of Ethics                                                        16
        Investment Adviser                                                    18
        Administrators                                                        21
        Distributor                                                           22
        Shareholder Servicing Agent                                           22
        Financial Intermediaries                                              23
        Eligible Institutions                                                 23
        Expense Payment Agreement                                             24
        Custodian, Transfer and Dividend Disbursing Agent                     24
        Independent Auditors                                                  24
Net Asset Value                                                               24
Computation of Performance                                                    25
Purchases and Redemptions                                                     26
Federal Taxes                                                                 27
Description of Shares                                                         29
Portfolio Brokerage Transactions                                              30
Additional Information                                                        32
Financial Statements                                                          33


INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

     Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts.

Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Hedging Strategies

     Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund.

     In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Short-Term Instruments

     The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

U.S.  Government Securities

     The assets of the Fund may be invested in securities issued by the U.S. Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value (NAV). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

     Loans  up to 30% of the  total  value  of the  securities  of the  Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation or Brown Brothers Harriman.


INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act).

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations);

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction; or

     (11) purchase more than 10% of the outstanding voting securities of any one issuer.

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of the outstanding voting securities of any issuer.

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in equity securities. These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.

-------------------------------------------------------------------------------------------
Name, Birth Date  Position(s)  Term of     Principal              Number of   Other
and Address       Held with    Office#     Occupation(s) During   Funds in    Director-ships
                  Corporation  and Length  Past 5 Years           Fund        Held by
                               of Time                            Complex     Director
                               Served                             Overseen
                                                                  by
                                                                  Director^
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joseph V.         Chairman of  Since 1990  Managing Director,     11          None
Shields Jr.*      the Board                Chairman and Chief
                  and Director             Executive Officer of
Birth Date:                                Shields & Company
March 17, 1938                             (registered
                                           broker-dealer and
Shields &                                  member of New York
Company,                                   Stock Exchange);
140 Broadway New                           Chairman of Capital
York, NY 10005                             Management
                                           Associates, Inc.
                                           (registered
                                           investment adviser);
                                           Vice Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Eugene P. Beard   Director     Since 1993  Vice Chairman -        11          Director of
                                           Finance/Operations                 Old
Birth Date:                                (until February 1999)              Westbury
March 17, 1935                             and Special Advisor                Funds (5);
                                           (February 2001 to                  Trustee of
The Interpublic                            Present), The                      Sandhill
Group of                                   Interpublic Group of               Investment
Companies Inc.                             Companies, Inc.                    Fund II.
20 Marshall
Street
Suite 210
S. Norwalk, CT
06854
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Richard L.        Director     Since 1999  Retired; Director of   11          None
Carpenter                                  Investments,
                                           Pennsylvania Public
Birth Date:                                School Employees'
March 17, 1933                             Retirement System
                                           (until December 1997).
10820 North La
Quinta Drive
Tucson, AZ 85737
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
David P. Feldman  Director     Since 1990  Retired; Chairman and  11          Director of
                                           CEO of AT&T                        Dreyfus
Birth Date:                                Investment Management              Mutual
November 16,                               Corporation (until                 Funds (59
1939                                       May 1997); Director                Funds)
                                           of Jeffrey Co. (1992
3 Tall Oaks                                to present); Director
Drive Warren, NJ                           of QMED (1999 to
07059                                      present).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
J. Angus Ivory    Director     Since 1999  Retired; Director of   11          None
                                           Brown Brothers
Birth Date: July                           Harriman Ltd.
31, 1932                                   (subsidiary of Brown
                                           Brothers Harriman &
Greenway Farm,                             Co.) (until December
Tockenham,                                 2001); Advisor, (1992
Swindon,                                   to present) RAF
Wiltshire, SN4                             Central Fund.
7PP England
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Alan G. Lowy      Director     Since 1993  Private Investor.      11          None

Birth Date:
April 17, 1939

4111 Clear
Valley Drive,
Encino, CA 91436
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Arthur D.         Director     Since 1992  Retired; Executive     11          None
Miltenberger                               Vice President and
                                           Chief Financial
Birth Date:                                Officer of Richard K.
November 8, 1938                           Mellon and Sons
                                           (until June 1998);
                                           Vice President and
                                           Treasurer of Richard
                                           King Mellon
                                           Foundation (until
                                           June 1998); Trustee,
                                           R.K. Mellon Family
                                           Trusts (1981-June
                                           2003); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and VI;
                                           Director of
                                           Aerostructures
                                           Corporation (aircraft
                                           manufacturer)
                                           (1996-July 2003).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
    Officers
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John A. Nielsen   President    Since       President of the       N/A         N/A
                                           Corporation, BBH
Birth Date:                                Trust, BBH Common
July 15, 1943                              Settlement Fund,
140 Broadway New                           Inc., BBH Common
York, NY 10005                             Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and BBH U.S. Money
                                           Market Portfolio
                                           (since January 2004);
                                           He joined Brown
                                           Brothers Harriman &
                                           Co. ("BBH & Co.") in
                                           1968 and has been a
                                           Partner of the firm
                                           since 1987.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Michael D.        Vice         Since 2002  Vice President,        N/A         N/A
Martins           President,               Treasurer, Principal
                  Treasurer,               Accounting Officer,
Birth Date:       Principal                Principal Financial
November 5, 1965  Accounting               Officer and Principal
                  Officer and              Financial Officer of
140 Broadway New  Principal                the Corporation, BBH
York, NY 10005    Financial                Trust, BBH Common
                  Officer                  Settlement Fund,
                                           Inc., BBH Common
                                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and the BBH U.S.
                                           Money Market
                                           Portfolio; Vice
                                           President (since
                                           April 2002) and
                                           Assistant Vice
                                           President (December
                                           1996 to March 2002)
                                           of BBH & Co.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Gail C. Jones     Secretary    Since 2002  Secretary of the       N/A         N/A
                                           Corporation, BBH
Birth Date:                                Trust, BBH Common
October 26, 1953                           Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and the BBH U.S.
15222-3779                                 Money Market
                                           Portfolio  (since
                                           August 2002);
                                           Counsel, ReedSmith,
                                           LLP (since October
                                           2002); Corporate
                                           Counsel (January 1997
                                           to September 2002)
                                           and Vice President
                                           (January 1999 to
                                           September 2002) of
                                           Federated Services
                                           Company.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Peter J. Germain  Vice         Since 2002  Vice President of the  N/A         N/A
                  President                Corporation, BBH
Birth Date:                                Trust, BBH Common
September 3, 1959                          Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and the BBH U.S.
15222-3779                                 Money Market
                                           Portfolio (since
                                           August 2002); Senior
                                           Vice President,
                                           Federated Services
                                           Company (since
                                           November 1997).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Judith J. Mackin  Vice         Since 2002  Vice President of the  N/A         N/A
                  President                Corporation, BBH
Birth Date: May                            Trust, BBH Common
30, 1960                                   Settlement Fund,
                                           Inc., BBH Common
1001 Liberty                               Settlement Fund II,
Avenue                                     Inc., BBH Fund, Inc.
Pittsburgh, PA                             and the BBH U.S.
15222-3779                                 Money Market
                                           Portfolio (since
                                           August 2002); Vice
                                           President of
                                           Federated Services
                                           Company (since
                                           November 1997).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Victor R.         Assistant    Since 2002  Assistant Secretary    N/A         N/A
Siclari           Secretary                of the Corporation,
                                           BBH Trust, BBH Common
Birth Date:                                Settlement Fund,
November 17, 1961                          Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund, Inc.
Avenue                                     and the BBH U.S.
Pittsburgh, PA                             Money Market
15222-3779                                 Portfolio (since
                                           August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice President
                                           (March 1996 to
                                           September 2002) and
                                           Senior Corporate
                                           Counsel (July 1998 to
                                           September 2002) of
                                           Federated Investors,
                                           Inc.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Nancy D. Osborn   Assistant    Since 2002  Assistant Secretary    N/A         N/A
                  Secretary                of the Corporation,
Birth Date: May                            BBH Trust, BBH Common
4, 1966                                    Settlement Fund,
                                           Inc., BBH Common
140 Broadway New                           Settlement Fund II,
York, NY 10005                             Inc., BBH Fund, Inc.
                                           and the BBH U.S.
                                           Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           April 2003) and
                                           Associate, (April
                                           1996-March 2003) BBH
                                           & Co..
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John C. Smith     Assistant    Since 2002  Assistant Treasurer    N/A         N/A
                  Treasurer                of  the Corporation,
Birth Date:                                BBH Trust, BBH Common
August 2, 1965                             Settlement Fund,
                                           Inc., BBH Common
50 Milk Street                             Settlement Fund II,
Boston, MA 02109                           Inc., BBH Fund, Inc.
                                           and the BBH U.S.
                                           Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate (September
                                           2000-August 2001) and
                                           Senior Analyst (June
                                           1999 - August 2000)
                                           of BBH & Co.;
                                           Manager, Fund
                                           Administration, (June
                                           1997 - May 1999)
                                           State Street Bank and
                                           Trust Company.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Gregory V.        Assistant    Since 2002  Assistant Treasurer    N/A         N/A
Lomakin           Treasurer                of the Corporation,
                                           BBH Trust, BBH Common
Birth Date:                                Settlement Fund,
February 23, 1965                          Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund, Inc.,
Boston, MA 02109                           BBH Fund, Inc. and
                                           the BBH U.S. Money
                                           Market Portfolio
                                           (since August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001), and
                                           Associate (May 1992-
                                           September 2001).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------


# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has four series, and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.


Director Equity Ownership As Of 12/31/03

---------------------------------------------------------------------------
Name of Director          Dollar  Range of  Equity Aggregate  Dollar Range
                          Securities in Fund       of  Equity   Securities
                                                   in    All    Registered
                                                   Investment    Companies
                                                   Overseen   by  Director
                                                   in       Family      of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

     As of December 31, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 340,774 shares (6.47%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 2,275,442 shares (43.19%) of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

     As of February 10, 2004, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

                                    Percentage              Share Amount
BBH                                    90.49%               4,748,580
American Express Trust Company          6.24%               327,556



Compensation

     Each Director of the Corporation receives a base annual fee of $40,000 and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). The Chairman of the Board will receive an additional fee of $10,000 per year and the Chairman of the Audit Committee will receive an additional fee of $5,000 per year. The Director compensation is based on four quarterly held meetings per year. In the event that an additional special meeting is called, each Director that attends, either in person or by telephone, will be compensated an additional $2,000 per meeting.

Director Compensation For the Calendar Year Ended 12/31/03

-----------------------------------------------------------------------------
 Name of Person,    Aggregate      Pension or     Estimated        Total
    Position       Compensation    Retirement       Annual     Compensation
                    from Fund       Benefits    Benefits upon    from Fund
                                   Accrued as     Retirement     Complex^
                                  Part of Fund                    paid to
                                    Expenses                     Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Joseph V.         $1,154.52      None           None           $36,500
Shields, Jr.,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Eugene P. Beard,  $1,111.79      None           None           $29,500
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Richard L.        $1,124.00      None           None           $31,500
Carpenter,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Clifford A.       None           None           None           None
Clark, Director*
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
David P.          $1,124.00      None           None           $31,500
Feldman, Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
J. Angus Ivory,   $1,111.79      None           None           $29,500
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Alan G. Lowy,     $1,111.79      None           None           $29,500
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Arthur D.         $1,124.00      None           None           $31,500
Miltenberger,
Director
-----------------------------------------------------------------------------
^  See corresponding note to "Directors" table, above.
*  Retired, November 2002.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.


Voting Proxies on Fund Portfolio Securities
The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Investment Adviser's general policy is to cast proxy votes in favor of proposals that the Investment Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Investment Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Investment Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Investment Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Investment Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Investment Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Investment Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Investment Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Investment Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Investment Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Investment Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Investment Adviser typically votes against such measures in other contexts.

The Investment Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Investment Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Investment Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Investment Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Investment Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Investment Adviser by the Board in accordance with the proxy voting policies. The Investment Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Investment Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser or Distributor. This may occur where a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Investment Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Investment Adviser have influenced proxy votes. Any employee of the Investment Adviser who is contacted by an Interested Company regarding proxies to be voted by the Investment Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Investment Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Investment Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Investment Adviser voted as it did.

If the Fund holds shares of another investment company for which the Investment Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Investment Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund , and to manage, generally, the investments of the Fund.

     The Amended and Restated Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated January 12, 2004 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940
Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Amended and Restated Investment Advisory Agreement was most recently approved by the Independent Directors on February 5, 2004. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets. For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund incurred $313,176, $285,285, $0 respectively, for advisory services.


     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Investment Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Investment Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Investment Adviser's industry standing and reputation and in the expectation that the Investment Adviser will have a continuing role in providing advisory services to the Fund.

     The Board also considers the compensation and benefits received by the Investment Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Investment Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Investment Adviser's compensation: the nature and quality of the services provided by the Investment Adviser, including the performance of the Fund; the Investment Adviser's cost of providing the services; the extent to which the Investment Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Investment Adviser and its affiliates as a result of the Investment Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Investment Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Investment Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Investment Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Investment Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.



     The Amended and Restated Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated August 4, 2003) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 10, 2003. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman Trust Company, LLC, as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended October 31, 2001, 2002, and 2003 the Fund incurred $72,271, $65,835, and 72,589 respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Fund as are from time to time agreed upon by the Brown Brothers Harriman Trust Company, LLC and each Subadministrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Subadministrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") will act as exclusive Distributor of the Fund's shares. Its offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Distributor's Contract dated as of September 16, 2002 between the Corporation and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated
(i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on sixty (60) days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.


FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

EXPENSE PAYMENT AGREEMENT

     Under an agreement dated May 6, 2003, Brown Brothers Harriman Trust Company, LLC pays the Fund's expenses (see "Annual Fund Operating Expenses" in the Prospectus), other than fees paid to Brown Brothers Harriman Trust Company, LLC under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, Brown Brothers Harriman Trust Company, LLC receives a fee from the Fund's Class N shares such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 1.20% of the average daily net assets of Class N shares. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on December 31, 2004. Prior to May 1, 2002, the Fund had a similar expense payment arrangement with 59 Wall Street Administrators, Inc. pursuant to an agreement dated February 20, 2001. For the year ended October 31, 2003, Brown Brothers Harriman Trust Company, LLC incurred $508,120 in expenses, paid to BBH on behalf of the Fund.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's NAV.

     Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE

     The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of NAV of each share of the Fund is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of the Fund is determined.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     The following table sets forth average annual total return information for Class N shares (see first paragraph of this section) for the period ended December 31, 2003 and the start of performance date of the Fund:

Class N Shares         1 Year     5 Year Start of
                                         Performance on
                                         November 2, 1998
Total Return
  Before Taxes         20.34%   (3.89)%  (1.31)%
  After Taxes on       20.26%   (3.93)%  (1.35)%
  Distributions
  After Taxes on       13.31%   (3.20)%  (1.09)%
  Distributions
  and Sale of Shares

-----------------------------------------------------------------------------

     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 500 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in The Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed investment.

PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the rights to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     Return of Capital. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Statement of Additional Information, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.



DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH Tax-Efficient Equity Fund Class N shares. The Board of Directors has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are six such series in addition to the Fund, five of which also offer multiple classes of shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meeting of Fund shareholders, except as otherwise required by applicable law. The Bylaws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     The portfolio of the Fund is managed actively in pursuit of its tax-efficient investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2001, 2002, and 2003 the portfolio turnover rate was 53%, 32% and 44% respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the turnover rate activity increases.

     In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's
reliability  for  prompt,   accurate   confirmations  and  on-time  delivery  of
securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     For the fiscal years ended October 31, 2001, 2002 and 2003, the aggregate commissions paid by the Fund were $64,006, $128,121, and $63,917 respectively.

     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman, an "affiliated person" of the Corporation, as one of the Fund's principal brokers where, in the judgment of the Investment Adviser, such firm is able to obtain a price and execution at least as favorable as prices and executions provided by other qualified brokers. As one of the Fund's principal brokers and an affiliated person of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund.

     The use of Brown Brothers Harriman as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Corporation to use Brown Brothers Harriman as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

     The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     Brown Brothers Harriman acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors.

     For the fiscal years ended October 31, 2001, 2002 and 2003 total transactions with a principal value of $77,754,413, $77,452,904 and 79,289,455 respectively, were effected for the Fund, of which transactions with a principal value of $23,402,420, $5,756,734 and $0 respectively, were effected by Brown Brothers Harriman (involving payments of commissions to Brown Brothers Harriman of $5,068, $828 and $0 respectively).

     For the fiscal years ended October 31, 2001, 2002 and 2003 8%, 1% and 0% respectively, of the Fund's aggregate commissions were paid to Brown Brothers Harriman. For the same periods, transactions effected for the Fund by Brown Brothers Harriman which involved payments of commissions to BBH represented 30%, 7% and 0%, respectively, of total transactions effected for the Fund.

     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2003 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.























                                     PART C

ITEM 23.  EXHIBITS

(a)         Conformed copy of Supplementary Articles of Incorporation of the
            Registrant; (+)
(b)         Amended and Restated By-Laws of the Registrant; (7)
(c)         Not Applicable;
(d)   (1)   Conformed copy of Amended and Restated Investment Advisory Agreement including Exhibit A; (+)
      (2)   Conformed copy of Sub-Advisory Agreement with Walter Scott, subadviser of the Registrant; (+)
      (3)   Conformed copy of Sub-Advisory Agreement with Delaware
            International, subadviser of the Registrant; (+)
 (e)  (1)   Conformed copy of Amended and Restated Distribution
            Agreement including Exhibit A of the Registrant; (+)
(f)         Not Applicable;
(g)   (1)   Conformed copy of Amended and Restated Custodian Agreement of the
            Registrant; (+)
      (2)   Conformed copy of Amended and Restated Transfer Agency and Services
            Agreement including Addendum to Transfer Agency and Services
            Agreement and Schedule A of the Registrant; (+)
(h)   (1)   Conformed copy of Amended and Restated Administration Agreement including Appendix A of the Registrant; (+)
      (2)   Conformed copy of Sub-administrative Services Agreement between
            Brown Brothers Harriman Trust Company, LLC and Federated Services
            Company; (14)
      (3)   Form of License Agreement; (1)
      (4)   Conformed copy of Amended and Restated Shareholder Servicing
            Agreement
            including Appendix A of the Registrant; (+)
      (5)   Conformed copy of Amended and Restated Accounting Agreement including Appendix A of the Registrant; (+)
      (6)   Conformed copy of Amended and Restated Eligible Institution
            Agreement of the Registrant; (6)
      (7)   Conformed copy of Appendix A to Amended and Restated Eligible
            Institution Agreement of the Registrant; (14)
      (8)   Conformed copy of Expense Payment Agreement with respect to The
            59 Wall Street Inflation-Indexed Securities Fund; (13)
      (9)   Conformed copy of Expense Payment Agreement with respect to
            The 59 Wall Street International Equity Fund; (10)
      (10)  Conformed copy of Expense Payment Agreement with respect to
            The 59 Wall Street Broad Market Fixed Income Fund; (14)
(i)         Conformed copy of Opinion and Consent of Counsel as to the legality of Shares being Registered;
(j)         Independent auditors' consent; (+)
(k)         Not Applicable;
(l)   (1)   Conformed copy of investment representation letters from initial shareholders; (2)
      (2)   Form of investment representation letter from initial shareholders of The 59 Wall Street Opportunities Fund; (12)
(m)         Conformed copy of Distribution Plan for Class A Shares
            including Schedule A of the Registrant; (+)
(n)   (1)   Conformed copy of Amended and Restated Multiple Class Plan including
            Appendix A of the Registrant; (+)
(o)        (1)    Conformed copy of Power of Attorney of the Registrant; (13)
      (2)   Conformed copy of Power of Attorney of President of the
            Registrant; (+)
(p)   (1)   Conformed copy of Code of Ethics of the Registrant; (16)
      (2)   Conformed copy of Code of Ethics of the Adviser; (13)
      (3)   Conformed copy of Code of Ethics of Edgewood Services, Inc. (15)
------------------------------------------------------------------------------

+   All exhibits have been filed electronically.

(1)  Filed with the initial Registration Statement on July 16, 1990.

(2)  Filed with  Amendment  No. 1 to this  Registration  Statement on October 9,
     1990.

(3)  Filed with  Amendment No.2 to this  Registration  Statement on February 14,
     1991.

(4)  Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)  Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)  Filed with  Amendment No.9 to this  Registration  Statement on December 30,
     1993.

(7) Filed with Amendment No. 24 to this Registration Statement on February 28, 1996.

(8) Filed with Amendment No. 27 to this Registration Statement on February 28, 1997.

(9) Filed with Amendment No. 38 to this Registration Statement on September 21, 1998.

(10) Filed with Amendment No. 40 to this Registration Statement on December 30, 1998.

(11) Filed with Amendment No.43 to this Registration Statement on February 26, 1999.

(12) Filed with Amendment No. 46 to this Registration Statement on September 28, 1999.

(13) Filed with Amendment No 63 to this Registration Statement on February 23, 2001.

(14) Filed with  Amendment  No 77 to this  Registration  Statement on August 15,
     2002.

(15) Filed with Amendment No. 79 to this Registration Statement on November 1, 2002.

(16) Filed with Amendment No. 82 to this Registration Statement on March 3, 2003


Item 24. Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 25. Indemnification

     Reference is made to Article VII of Registrant's By-Laws and to Section of the Distribution Agreement between the Registrant and Edgewood Services, Inc.

     Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

     The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc. To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

BBH & Co. is a New York limited partnership established in 1818. BBH & Co. has established a separately identifiable department (SID) to provide investment advice to the Fund. The SID is registered with the SEC under the Investment Advisers Act of 1940.

The following are the general partners of BBH & Co.:

Name (listed alphabetically)  Address                 Occupation
J. William Anderson     140 Broadway
                        New York, NY  10005           Banker

Peter B. Bartlett       140 Broadway
                        New York, NY  10005           Banker

*Brian A. Berris        140 Broadway
                        New York, NY  10005           Banker

Taylor S. Bodman        40 Water Street
                        Boston MA  02109              Banker

John J. Borland         125 South Wacker Drive
                        Suite 2150
                        Chicago, IL  60606            Banker

Timothy J. Connelly     140 Broadway
                        New York, NY  10005           Banker

*Douglas A. Donahue, Jr.40 Water Street
                        Boston MA  02109              Banker

Anthony T. Enders       140 Broadway
                        New York, NY  10005           Banker

Alexander T. Ercklentz  140 Broadway
                        New York, NY  10005           Banker

T.M. Farley             140 Broadway
                        New York, NY  10005           Banker

Dario Galindo           140 Broadway
                        New York, NY  10005           Banker

John A. Gehret          140 Broadway
                        New York, NY  10005           Banker

Elbridge T. Gerry, Jr.  140 Broadway
                        New York, NY  10005           Banker


Robert R. Gould         140 Broadway
                        New York, NY  10005           Banker

Kyosuke Hashimoto       Daimatsu Building, 4th Floor
                        8-14 Nihonbashi 3-Chrome
                        Chuo-ku, Tokyo 103-0027, Japan      Banker

Ronald J. Hill          140 Broadway
                        New York, NY  10005           Banker

*Landon Hilliard        140 Broadway
                        New York, NY  10005           Banker

Radford W. Klotz        140 Broadway
                        New York, NY  10005           Banker

Michael Kraynak, Jr.    140 Broadway
                        New York, NY  10005           Banker

Susan C. Livingston     140 Broadway
                        New York, NY  10005           Banker

T. Michael Long         140 Broadway
                        New York, NY  10005           Banker

*Hampton S. Lynch       Veritas House
                        125 Finsbury Pavement
                        London EC2A 1PN, England      Banker

*Michael W. McConnell   140 Broadway
                        New York, NY  10005           Banker

John P. Molner          140 Broadway
                        New York, NY  10005           Banker

William H. Moore III    140 Broadway
                        New York, NY  10005           Banker

*Donald B. Murphy       140 Broadway
                        New York, NY  10005           Banker

John A. Nielsen         140 Broadway
                        New York, NY  10005           Banker

Eugene C. Rainis        140 Broadway
                        New York, NY  10005           Banker

A. Heaton Robertson     40 Water Street
                        Boston MA  02109              Banker

Jeffrey A. Schoenfeld   140 Broadway
                        New York, NY  10005           Banker

W. Carter Sullivan III  140 Broadway
                        New York, NY  10005           Banker

Stokley P. Towles       40 Water Street
                        Boston MA  02109              Banker

Andrew J.F. Tucker      40 Broadway
                        New York, NY  10005           Banker

*Lawrence C. Tucker     140 Broadway
                        New York, NY  10005           Banker

William B. Tyree        140 Broadway
                        New York, NY  10005           Banker

Douglas C. Walker       1531 Walnut Street
                        Philadelphia, PA  19102       Banker

William J. Whelan, Jr.  140 Broadway
                        New York, NY  10005           Banker

Laurence F. Whittemore  140 Broadway
                        New York, NY  10005           Banker

Richard H. Witmer, Jr.  140 Broadway
                        New York, NY  10005           Banker

*Member of the Steering Committee of BBH & Co.

To the knowledge of Registrant, none of the officers or directors of Walter Scott & Partners Limited, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment. Set forth below are the names and principal business addresses of the directors and officers who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Name                               Title/Position
Dr. Walter Grant Scott             Chairman
Alan McFarlane                     Managing Director
Dr. Kenneth Lyall                  Director
Sharon Bentley-Hamlyn              Director
James Smith                        Director
Pamela Maxton                      Director
Marilyn Harrison                   Director
Alistair Lyon-Dean                 Company Secretary &
                                   Compliance Officer
John Clark                         Non-Executive Director &
                                   Senior Adviser

To the knowledge of Registrant, none of the officers or directors of Delaware International Advisers Ltd., except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment. Set forth below are the names and principal business addresses of the directors and officers who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Name                               Title/Position
David G. Tilles                    CIO & Managing Director
Roger Kitson                       Vice Chairman
Elizabeth Desmond                  Regional Research Director
Nigel May                          Regional Research Director
Hamish Parker                      Director
Clive Gillmore                     Deputy Managing Director
Christopher Moth                   Director & CIO of Fixed
                                   Income
John Kirk                          Director
John Emberson                      Chief Operating Officer
Jude Driscoll                      Director
George E. Deming                   Director
John C. E. Campbell                Director

Item 27. Principal Underwriters.

(a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: Banknorth Funds, BBH, Fund, Inc., BBH Trust, Excelsior Funds, Inc., Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc., Golden Oak(R) Family of Funds, Hibernia Funds, The Huntington Funds, Huntington VA Funds, Marshall Funds, Inc., MTB Group of Funds, The Provident Riverfront Funds, and WesMark Funds.

            (b)
      (1)                                (2)                        (3)
Name and Principal               Positions and Offices    Positions and Offices
 Business Address                   With Distributor        With Registrant

Arthur L. Cherry                    Director,                          --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

J. Christopher Donahue              Director,                          --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Thomas R. Donahue                   Director and Executive             --
5800 Corporate Drive                Vice President,
Pittsburgh, PA 15237-7002           Edgewood Services, Inc.

Peter J. Germain                    Director and Secretary,            --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Karen J. Tracey                     President,                         --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Charles L. Davis, Jr.               Vice President,
5800 Corporate Drive                Edgewood Services, Inc.            --
Pittsburgh, PA 15237-7002

Christine Johnston                  Vice President,                    --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

John Sheehan                        Vice President                     --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Denis McAuley, III                  Treasurer,                         --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002


Stephen A. Keen                     Assistant Secretary,               --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Richard A. Novak                    Assistant Treasurer,               --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

            (c)   Not applicable


Item 28. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         BBH FUND, INC.
         40 Water Street
         Boston, MA 02109
         (Registrant)
         (Notices should be sent to the Agent for Service at the above address)

         Brown Brothers Harriman & Co.
         140 Broadway
         New York, NY 10005
         (investment adviser, eligible institution and shareholder servicing agent)

         Brown Brothers Harriman Trust Company, LLC
         140 Broadway
         New York, NY  10005
         (administrator)

         Federated Services Company
         1001 Liberty Avenue
         Pittsburgh, PA 15222-3779
         (sub-administrator)

         Walter Scott & Partners, Limited
         Millburn Tower
         Gogar, Edinburgh
         EH12 9BS, UK
         (subadviser)

         Delaware International Advisers, Ltd.
         3rd Floor, 80 Cheapside
         London, England
         EC2V 6EE
         (subadviser)

         Edgewood Services, Inc.
         Federated Investors Tower
         5800 Corporate Drive
         Pittsburgh, PA  15222-7010
         (distributor)

         Brown Brothers Harriman & Co.
         50 Milk Street
         Boston, MA  02109
         (custodian)

         Citigroup Global Transaction Services
         Two Portland Square
         Portland, ME  04101
         (transfer agent)


Item 29. Management Services.

     Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.



Item 30. Undertakings.

        Not applicable.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, BBH Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on the 3rd day of March, 2004.



                                   BBH FUND, INC.

                                By: /s/ GAIL C. JONES
                              Gail C. Jones, Secretary


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                         Title

/s/ J.V. SHIELDS, JR.             Director and Chairman of
(J.V. Shields, Jr.)               the Board

/s/ JOHN A. NIELSON               President (Principal Executive Officer)
(John A. Nielson)

/s/ EUGENE P. BEARD               Director
(Eugene P. Beard)

/s/ DAVID P. FELDMAN              Director
(David P. Feldman)

/s/J. ANGUS IVORY                 Director
(J. Angus Ivory)

/s/ ARTHUR D. MILTENBERGER        Director
(Arthur D. Miltenberger)

/s/ ALAN D. LOWY                  Director
(Alan D. Lowy)

/s/ RICHARD L. CARPENTER          Director
(Richard L. Carpenter)

/s/ MICHAEL D. MARTINS            Treasurer, Vice President,
(Michael D. Martins)              Principal Accounting
                                  Officer and Principal Financial
                                  Officer